PROXY AND INFORMATION CIRCULAR OF

KCP INNOVATIVE SERVICES INC.

WITH RESPECT TO THE AMALGAMATION WITH

CAPITAL RESERVE CANADA PROJECTS LTD.

and

CAPITAL RESERVE CANADA LTD.

and

NOTICE OF ANNUAL AND SPECIAL MEETING

OF SHAREHOLDERS

of

KCP INNOVATIVE SERVICES INC.

This  Management Proxy and Information Circular is furnished in connection with the solicitation of proxies by management of KCP Innovative Services Inc.  (“KCP”) to be voted at the Annual and Special Meeting of the shareholders of KCP to be held on Thursday January 12, 2006.

December 22, 2005

Neither the Securities and Exchange Commission nor any securities regulatory authority has in any way passed upon the merits of the amalgamation described in this Information Circular

KCP INNOVATIVE SERVICES INC.

NOTICE OF ANNUAL AND SPECIAL MEETING

OF HOLDERS OF COMMON SHARES TO BE HELD

ON JANUARY 12, 2006

TO THE HOLDERS OF COMMON SHARES

Notice is hereby given that an annual and  special meeting (the “KCP Meeting”) of the holders of common shares (“KCP Shares”) of KCP Innovative Services Inc. (“KCP”) will be held at the offices of KCP Innovative Services Inc., 4304-74 Ave., Edmonton, Alberta, on Thursday, January 12, 2006, at 10:00 a.m. (MST), for the following purposes:

1.

to consider and, if thought appropriate, to pass, with or without variation, a special resolution to approve the amalgamation agreement (the “Amalgamation Agreement”) between KCP, Capital Reserve Projects Ltd., (“CRCP”) and Capital Reserve Canada Ltd. (“CRC”) pursuant to which KCP and CRCP will amalgamate (the “Amalgamation”) and continue as one corporation (“Amalco”) pursuant to the provisions of the Business Corporations Act (Alberta) (“ABCA”), and to approve the Amalgamation, as more particularly described in the accompanying  information circular (“ Information Circular”);

2.

to consider and, if thought appropriate, to approve an ordinary resolution, as more particularly set forth in the Information Circular prepared for the purpose of the KCP Meeting authorizing the Board to select and appoint the auditor of KCP for the ensuing year;

3.

to consider and, if thought appropriate, to approve an ordinary resolution, as more particularly set forth in the Information Circular prepared for the purpose of the KCP Meeting relating to the election of directors for the ensuing year;

4.

to transact such further and other business as may properly come before the KCP Meeting or any adjournment or adjournments thereof.

The nature of the business to be transacted at the KCP Meeting and the specific details regarding the Amalgamation are described in further detail in the accompanying  Information Circular, dated December 22, 2005 and the appendices thereto.

The record date for the determination of shareholders entitled to receive notice of and to vote at the KCP Meeting is December 21, 2005.  Shareholders of KCP  whose names have been entered in the register of shareholders at the close of business on that date will be entitled to receive notice of and to vote at the KCP Meeting, provided that, to the extent a shareholder transfers the ownership of any of his shares after such date and the transferee of those shares establishes that he owns the shares and requests, not later than 10 days before the KCP Meeting, to be included in the list of shareholders eligible to vote at the KCP Meeting, such transferee will be entitled to vote those shares at the KCP  Meeting.

A registered shareholder may attend the KCP Meeting in person or may be represented by proxy.  Shareholders who are unable to attend the KCP Meeting or any adjournment thereof in person are requested to date, execute and return the accompanying form of proxy for use at the KCP Meeting or any adjournment thereof.  The person duly appointed by an Instrument of Proxy will only be entitled to vote the shares represented thereby if the Instrument of Proxy is delivered to the offices of KCP, 4304-74 Ave., Edmonton, Alberta, T6B 2K3, not less than 48 hours, excluding Saturdays and holidays, before the time fixed for holding the Meeting or any adjournment thereof.

The persons named in the enclosed form of proxy are directors or officers of KCP.  Each shareholder has the right to appoint a proxyholder other than such persons, who need not be a shareholder, to attend and to act for him and on his behalf at the KCP Meeting.  To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

The instrument appointing a proxy shall be in writing and shall be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized.

Pursuant to Section 185 of the ABCA, registered holders of KCP Shares are entitled to exercise rights of dissent in respect of the proposed Amalgamation and to be paid fair value for such KCP Shares.  Holders of KCP Shares wishing to dissent with respect to the Amalgamation must send a written objection to KCP, addressed to the President of KCP, 4304-74 Ave., Edmonton, Alberta, T6B 2K3, at or prior to the time of the KCP Meeting in order to be effective.  Failure to strictly comply with the requirements set forth in Section 185 of the ABCA may result in the loss of any right of dissent.  Persons who are beneficial owners of KCP Shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered holders of such shares are entitled to dissent.  Accordingly, a beneficial owner of KCP Shares desiring to exercise this right must make arrangements for the KCP Shares beneficially owned by such individual to be registered in his name prior to the time the written objection to the special resolution to approve the Amalgamation is required to be received by KCP or, alternatively, make arrangements for the registered holder of his KCP Shares to dissent on his behalf.

DATED at Calgary, Alberta, this 22nd day of December, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “James Baker”

James Baker

Chief Executive Officer

TABLE OF CONTENTS

GLOSSARY

               1 PART I

GENERAL PROXY INFORMATION FOR KCP

PART II

AMALGAMATION BETWEEN KCP, CRC AND CRCP AND MATTERS TO BE ACTED ON AT THE MEETING

8

PART III

INFORMATION CONCERNING KCP CORPORATE STRUCTURE

20

GENERAL DEVELOPMENT OF THE BUSINESS

20

SELECTED CONSOLIDATED FINANCIAL INFORMATION

25

KCP SHARES

30

TRADING HISTORY

30

PRINCIPAL SHAREHOLDERS

31

EXECUTIVE COMPENSATION OF KCP

31

COMPENSATION OF DIRECTORS

32

NON ARM'S LENGTH TRANSACTIONS

32

LEGAL PROCEEDINGS

32

AUDITOR, TRANSFER AGENT AND REGISTRAR OF KCP

33

MATERIAL CONTRACTS

33

INTEREST OF INSIDERS IN MATTERS TO BE ACTED UPON

33

BOARD APPROVAL

33

CONSENTS

34

PART IV

INFORMATION REGARDING CRCP AND CRC

35

GENERAL DEVELOPMENT OF THE BUSINESS

35

OPERATIONAL AND FINANCIAL REVIEW AND PROSPECTS

38

DIRECTORS, SENIOR MANAGEMENT AND  EMPLOYEES

39

COMPENSATION

41

BOARD PRACTICES

41

SHARE OWNERSHIP

42

RELATED PARTY TRANSACTIONS

43

EXCHANGE CONTROLS

44

SELECTED FINANCIAL INFORMATION

44

PRICE RANGE AND TRADING VOLUME OF CRC

45

FINANCIAL STATEMENTS OF CRC

45

LEGAL PROCEEDINGS

45

AUDITOR, TRANSFER AGENTS AND REGISTRAR OF CRC

45

BOARD APPROVAL

45

CONSENTS

46

PART V

INFORMATION CONCERNING AMALCO POST AMALGAMATION

47

CORPORATE STRUCTURE OF CRC

47

NARRATIVE DESCRIPTION OF THE BUSINESS

47

DESCRIPTION OF CRC SECURITIES

47

AVAILABLE FUNDS AND PRINCIPAL PURPOSES OF FUNDS

47

BUSINESS OBJECTIVES

47

PRINCIPAL SECURITYHOLDERS

48

DIRECTORS, OFFICERS AND PROMOTERS

48

MANAGEMENT OF AMALCO UPON COMPLETION OF THE AMALGAMATION

49

INDEBTEDNESS OF OFFICERS AND DIRECTORS

50

AUDITOR, TRANSFER AGENT AND REGISTRAR

50

GENERAL MATTERS

51

PART VI

RISK FACTORS OF AMALCO

APPENDIX A  ANNUAL FINANCIAL STATEMENTS OF CRC

58

APPENDIX B   INTERIM FINANCIAL STATEMENTS OF CRC

59

APPENDIX C   CONSOLIDATED FINANCIAL STATEMENTS OF  CRC AND KCP

60

APPENDIX D   PRO FORMA FINANCIAL STATEMENTS OF CRC AND  KCP

61

APPENDIX E   SECTION 185 OF THE ABCA

62

APPENDIX F   AMALGAMATION AGREEMENT

65

CERTIFICATE OF KCP.

57

GLOSSARY

Unless the context otherwise provides, the following terms used in this Information Circular and the Schedules hereto shall have the meanings ascribed to them as set forth below:

“ABCA” means the Business Corporations Act (Alberta), R.S.A. 2000 c.B-9, as amended, including all regulations promulgated thereunder;

“Amalco” means KCP Innovative Services Inc., the continuing corporation to be constituted upon completion of the Amalgamation;

“Amalco Board” means the Board of Directors of Amalco;

“Amalco Shareholders” means a holder of the Amalco Shares;

“Amalco Shares” means the common shares in the capital of Amalco;

 “Amalgamation” means the amalgamation of KCP and CRCP under the provisions of Section 181 of the ABCA, on the terms and conditions set forth in the Amalgamation Agreement;

“Amalgamation Agreement” means the agreement dated December 1, 2005 among KCP and CRCP respecting the Amalgamation, substantially in the form attached hereto as Appendix “F”, and includes any agreement or instrument supplementary or auxiliary thereto;

“Amalgamation Date” means the date that the Amalgamation becomes effective in accordance with the ABCA;

“Associate” has the same meaning as set forth in the Securities Act (Alberta) when used to indicate a relationship with a person or company unless the context otherwise requires.

“Beneficial Shareholder” means a shareholder whose shares are not held in its own name but are registered in the name of a person or entity who is holding such shares on behalf of such beneficial shareholder;

“Certificate of Amalgamation” means the certificate issued in respect of the Amalgamation under the ABCA;

“CRC” means Capital Reserve Canada Ltd., a body corporate incorporated under the laws of the province of Alberta.

“CRC Board” means the Board of Directors of CRC.

“CRC Class A Common Shares” means the Class A Common Shares in the capital of CRC;

“CRC Resolution” means the resolution of the CRC, the sole shareholder of CRCP approving the Amalgamation in the form set forth in  this Information Circular.

“CRC Securities” means, collectively the CRC Class A Common Shares, the CRC Class B Common Shares and  the CRC First Preferred Shares.

“CRC Security holders” means a holder of the CRC Shares.

“CRC Transfer Agent” means Holladay Stock Transfer.

 “CRCP” means Capital Reserve Canada Projects Ltd., a body corporate incorporated under the laws of the Province of Alberta, a wholly owned subsidiary of CRC.

 “Depositary” means W. Scott Lawler c/o 1530-9th Ave SE, Calgary, Alberta;

“Depositary Agreement” means the agreement to be entered into between Amalco and the Depositary with respect to the deposit of CRC Shares, CRCP Shares and KCP Shares pursuant to the Amalgamation;

 “Dissenting Shareholder” means a registered KCP Shareholder who validly exercises a right of dissent in accordance with the provisions of Section 185 of the ABCA.  See Appendix “E”

“Effective Date” means the date of the Certificate of Amalgamation issued under the ABCA in respect of the Amalgamation.

“Electronic Shut-in Tool” means a tool developed by KCP to measure pressure, volume and temperature of an oil and gas well, as more particularly described under the heading “Information Concerning KCP- Narrative Description of the Business”.

 “Exchange” means the Securities and Exchange Commission;

 “ITA” means the Income Tax Act, (Canada), as amended;

“Information Circular” means this management information circular.

“Injection Technology” means the technology owned by KCP used to determine the feasibility of developing coal bed methane deposits, as more particularly described under the heading “Information Concerning KCP – Narrative Description of the Business”.

“Insider” when used in relation to a company, means:

(a)

a Director or Senior Officer of the company,

(b)

a Director or Senior Officer of a company that is an Insider or subsidiary of the company;

(c)

a person that beneficially owns or controls, directly or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the company; or

(d)

the company itself if it holds any of its own securities.

“KCP” means KCP Innovative Services Inc., a body corporate incorporated under the laws of the Province of Alberta and the corporation that exists before the amalgamation.

“KCP Board” means the Board of Directors of KCP.

“KCP Meeting” means the annual and special meeting of KCP Shareholders, to be held January 12, 2006 to consider the approval of KCP Special Resolution and the KCP Ordinary Resolution and to transact such business as may properly come before the KCP Meeting.

“KCP Notice of Meeting” means the Notice of Meeting of KCP Shareholders that accompanies this Information Circular.

“KCP Record Date” means the close of business on December 21, 2005 being the record date for determining which      KCP Shareholders are entitled to receive notice of, and vote at, the KCP Meeting.

“KCP Shareholders” means a holder of KCP Shares.

“KCP Shares” means common shares in the capital of KCP.

“KCP Special Resolution” means the special resolution of the KCP Shareholders approving the Amalgamation in the form set out in this Information Circular.

“Non-Arm’s Length Party” means in relation to a company, a Promoter, Officer, Director, other Insider or control person of that company (including an Issuer) and any Associates or affiliates of any of such persons.  In relation to an individual, means an Associate of the individual or any company of which the individual is a promoter, officer, director, Insider or control person.

“Ordinary Resolution” means a resolution passed by a majority of the votes cast by shareholders who voted in respect of that resolution;

“PID” means Perforation In-flow Diagnosis, a tool developed by KCP to increase production of oil and gas wells, as more particularly described under the heading “Information Concerning KCP- Narrative description of the Business”.

“Promoter” has the meaning specified in Section 1 (rr) of the Securities Act (Alberta).

“Registrar” means the Registrar of Corporations under the ABCA;

“SEC” means the Securities and Exchange Commission of the United States

“Securities” means the KCP Shares, CRC Shares and CRCP Shares.

“Special Resolution” means a resolution passed by a majority of not less than 2/3 of the votes cast by the shareholders who voted in respect of that resolution;

 “Transaction” means all of the transactions contemplated by the Amalgamation..

“Vent Gas Analyzer” means a tool developed by KCP to determine emissions by an oil and gas well, as more particularly described under the heading “Information Concerning KCP-Narrative Description of the Business.”

“Zone” means Zone Technologies Ltd., a body corporate incorporated under the laws of the Province of Alberta and a wholly-owned subsidiary of KCP.

“Zone Acquisition” means the acquisition of Zone by KCP, pursuant to a purchase and sales agreement dated June 14th, 2004 among KCP and Messrs. Ken Pearson and Darryl Klassen.

Words importing the singular number only include the plural and vice versa, and words importing any gender include all genders.

All dollars amounts herein are in Canadian dollars, unless otherwise stated.

NO REGULATORY BODY HAS IN ANY WAY PASSED UPON THE MERITS OF THE TRANSACTIONS DESCRIBED HEREIN, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

KCP MANAGEMENT PROXY AND  INFORMATION CIRCULAR

FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF KCP INNOVATIVE SERVICES INC.
ALL TO BE HELD ON JANUARY 12, 2006

No person has been authorized to give any information or to make any representation with respect to the matters to be considered at the Meeting other than those contained in this Information Circular and, if given or made, such information or representation should not be relied upon as having been authorized.  This Information Circular does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation.

NOTE: Shareholders who do not hold their shares in their own name, as registered shareholders, should read “Advice to Beneficial Shareholders” below for an explanation of their rights.

Financial statements and pro forma and historical financial information included in this Information Circular relating to KCP have been prepared in accordance with Canadian generally accepted accounting principles and are subject to Canadian auditing and auditor independence standards and thus may not be comparable to financial statements of United States companies.

Audited Financial statements for the fiscal year ended Dec. 31, 2004, and historical financial information included in this Information Circular relating to CRC have been prepared in accordance with United States generally accepted accounting principals and are subject to United States auditing and auditor independence standards and thus may not be comparable to financial statements of Canadian companies.

It may be difficult for Shareholders to enforce their rights and any claims they may have arising under the United States securities laws since KCP, CRC and CRCP are located in Canada. Shareholders may not be able to sue Canadian companies, such as KCP, CRC and CRCP, or their officers or directors in a Canadian court for violations of the United States securities laws.

The securities to be issued under the Amalgamation by CRC have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and are being issued in reliance upon the exemption from registration requirements and will be  “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act and will be subject to restrictions on transfer under the U.S. Securities Act.  In addition, any CRC Shares received under the Amalgamation by persons who, immediately prior to the Amalgamation, were “affiliates” of KCP, CRC or CRCP are subject to restrictions on transfer under the U.S. Securities Act.

This Information Circular has been prepared in accordance with the applicable disclosure requirements in Canada.

Securities to be issued in the Amalgamation have not been approved or disapproved by any Canadian exchange or Securities Commission or by the United States Securities and Exchange Commission or any securities regulatory authority of any state of the United States, nor has the United States Securities and Exchange Commission or any securities regulatory authority of any state of the United States passed on the adequacy or accuracy of this Information Circular. Any representation to the contrary is a criminal offense.

PART I

GENERAL PROXY INFORMATION FOR KCP

Solicitation of Proxies

THIS MANAGEMENT PROXY AND INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF KCP INNOVATIVE SERVICES INC. of proxies, from the holders of KCP Shares in the capital of KCP in respect of the annual and special meeting of shareholders of KCP to be held on Thursday, January 12, 2006 at 10:00 a.m. (MST time) at the offices of KCP, 4304-74 Ave., Edmonton, Alberta, or at any adjournment thereof for the purposes set out in the accompanying KCP Notice of Meeting.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, facsimile or other proxy solicitation services, and may be solicited at a nominal cost. The costs of any such solicitation will be paid by KCP.

Appointment and Revocation of Proxies

The persons named (the “KCP Management Designees”) in the enclosed instrument of proxy (“KCP Instrument of Proxy”) have been selected by the directors of KCP and have indicated their willingness to represent as proxy the shareholder who appoints them.  A shareholder has the right to designate a person (whom need not be a shareholder) other than the KCP Management Designees to represent him or her at the KCP Meeting.  Such right may be exercised by inserting in the space provided for that purpose on the KCP Instrument of Proxy the name of the person to be designated and by deleting therefrom the names of the KCP Management Designees, or by completing another proper form of proxy and delivering the same to of the offices of KCP.  Such shareholder should notify the nominee of the appointment, obtain the nominee’s consent to act as proxy and should provide instructions on how the shareholder’s shares are to be voted.  The nominee should bring personal identification with him to the KCP Meeting.  In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.  In addition, a proxy may be revoked by a shareholder personally attending at the KCP Meeting and voting his shares.

A form of proxy will not be valid for the KCP Meeting or any adjournment thereof unless it is completed and delivered to KCP at 4304-74 Ave., Edmonton, Alberta  T6B 2K3, at least 48 hours, excluding Saturdays, Sundays and holidays, before the KCP Meeting or any adjournment thereof.  Late proxies may be accepted or rejected by the Chairman of the KCP Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by depositing an instrument in writing executed by the shareholder or by his authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, at the registered office of KCP at any time up to and including the last business day preceding the date of the KCP Meeting, or any adjournment thereof at which the proxy is to be used, or by depositing the instrument in writing with the Chairman of such KCP Meeting on the day of the KCP Meeting, or any adjournment thereof.  In addition, a proxy may be revoked by the shareholder personally attending the KCP Meeting and voting his shares.

Advice To Beneficial Shareholders

The information set forth in this section is of significant importance to shareholders who do not hold KCP Shares in their own name.  KCP Shareholders who hold their KCP Shares through their brokers, intermediaries, trustees or other persons, or who otherwise do not hold their KCP Shares in their own name (referred to in this  Information Circular as “KCP Beneficial Shareholders”) should note that only proxies deposited by shareholders who appear on the records maintained by KCP’s registrar and transfer agent as registered holders of KCP Shares will be recognized and acted upon at the KCP Meeting.  If KCP Shares are listed in an account statement provided to a Beneficial Shareholder by a broker, those KCP Shares will, in all likelihood, not be registered in the shareholder’s name.  Such KCP Shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker.  KCP Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted (for or against resolutions) at the direction of the KCP Beneficial Shareholder.  Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker’s clients.  Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the KCP Meeting.

Although a KCP Beneficial Shareholder may not be recognized directly at the KCP Meeting for the purposes of voting KCP Shares registered in the name of his broker, a KCP Beneficial Shareholder may attend the KCP Meeting as proxyholder for the registered shareholder and vote the KCP Shares in that capacity.  KCP Beneficial Shareholders who wish to attend the KCP Meeting and indirectly vote their KCP Shares as proxyholder for the registered shareholder should enter their own names in the blank space on the form of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker.

All references to shareholders in this Information Circular and the accompanying KCP Instrument of Proxy and Notice of KCP Meeting are to registered shareholders unless specifically stated otherwise.

Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

Voting of Proxies

Each KCP Shareholder may instruct his proxy how to vote his KCP Shares by completing the blanks on the KCP Instrument of Proxy.  All KCP Shares represented at the KCP Meeting by properly executed proxies will be voted or withheld from voting (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the form of proxy, the KCP Shares represented by the proxy will be voted in accordance with such specification.  In the absence of any such specification as to voting on the KCP Instrument of Proxy, the KCP Management Designees, if named as proxy, will vote in favour of the matters set out therein.  In the absence of any specification as to voting on any other form of proxy, the KCP Shares represented by such form of proxy will be voted in favour of the matters set out therein.

The enclosed KCP Instrument of Proxy confers discretionary authority upon the KCP Management Designees, or other person named as proxy, with respect to amendments to or variations of matters identified in the KCP Notice of Meeting and any other matters which may properly come before the KCP Meeting.  As of the date hereof, management of KCP are not aware of any amendments to, variations of or other matters which may come before the KCP Meeting.  In the event that other matters come before the KCP Meeting, then the KCP Management Designees intend to vote in accordance with the judgment of the management.

Voting Shares

KCP is authorized to issue an unlimited number of KCP Shares.  As at the Effective Date, KCP has 22,170,114 KCP Shares issued and outstanding.  There are no other shares outstanding of any class.  Such KCP Shares are the only shares entitled to be voted at the KCP Meeting and holders of such shares are entitled to one vote for each share held.

The by-laws of KCP provide that a quorum for the transaction of business at any meeting of shareholders shall be two shareholders present and each owning, or representing by proxy, one (1) share of KCP.

KCP will prepare a list of shareholders of record at the close of business on the KCP Record Date which is December 21, 2005.  Holders of KCP Shares of record named on such list at the close of business on December 21, 2005 are entitled to vote such KCP Shares at the KCP Meeting on the basis of one vote for each KCP Share held except to the extent that, (a) the holder has transferred the ownership of any of his KCP Shares after December 21, 2005, and (b) the transferee of those KCP Shares produces properly endorsed share certificates, or otherwise establishes that he owns the KCP Shares, and demands not later than ten (10) days before the day of the KCP Meeting that his name be included in the list of persons entitled to vote at the KCP Meeting, in which case the transferee will be entitled to vote his KCP Shares at the KCP Meeting.

PART II

AMALGAMATION BETWEEN KCP AND CRCP AND MATTERS TO BE ACTED ON AT THE KCP MEETING AMALGAMATION BETWEEN KCP AND CRCP

Introduction

KCP, CRCP and CRC have entered into the Amalgamation Agreement, appended hereto as Appendix “F”.  Under the terms of the Amalgamation Agreement, KCP and CRCP shall combine by way of an amalgamation where all of the outstanding KCP Shares and CRCP Shares will be converted into Amalco Shares, being common shares issued by the continuing corporation, KCP Innovative Services Inc., constituted upon completion of the Amalgamation.  Management of KCP and CRCP believe that the Amalgamation will enable KCP Shareholders and CRCP Shareholders to own securities of a corporation with improved marketability, greater liquidity and a larger operating business.

Details of the Amalgamation

Under the terms of the Amalgamation Agreement, all issued and outstanding KCP Shares and CRCP Shares will be converted into Amalco Shares and the shareholders of KCP will receive one (1) share of CRC for each one (1) share of  KCP.

On the Effective Date of the Amalgamation, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

(a)

each one (1) KCP Share shall be exchanged for one (1) CRC Share, unless the Amalgamation does not proceed;

(b)  KCP and CRCP shall amalgamate to form Amalco and shall continue as one company under the ABCA with the effect set out in Section 181 of the ABCA, unless the Amalgamation does not proceed or KCP otherwise agrees in writing;

(c)  immediately upon the amalgamation of KCP and CRCP to form Amalco as set forth herein:

(i)  each one (1) KCP Share issued and outstanding on the Effective Date (other than KCP Shares held by Dissenting Shareholders) shall be exchanged for one (1) CRC Share;

(ii)

each issued and outstanding CRCP Share shall be converted into one Amalco Share;

(iii) the Holders thereof shall cease to be the holders of such KCP Shares and CRCP Shares and the names of such holders shall be removed from the register of holders of such KCP and CRCP Shares;

(iv) the certificates (if any) representing such KCP Shares and CRCP Shares, shall be deemed to have been cancelled as of the Effective Date;

(v) the Holders thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise required to exchange or transfer such shares in accordance with Subsection 2.6(d) of the Amalgamation Agreement; and

(d)

in consideration of the issue of the CRC Shares to effect the Amalgamation, Amalco will issue to CRC one fully-paid and non-assessable Amalco Share for each CRC Share so issued;

(e)

CRC will not be obligated to issue fractional securities; in the event that a fractional CRC Security results then the number of CRC Securities to be received by the holder thereof shall be rounded up or down to the next whole number of CRC Securities without further compensation or claim against CRC or its directors, officers or agents.

provided that none of the foregoing shall occur or shall be deemed to occur unless all of the foregoing occurs.

The KCP Meeting has been called to consider and, if thought advisable, to pass, with or without variation, a resolution to approve the Amalgamation between KCP and CRCP and CRC under the terms and conditions set forth in the Amalgamation Agreement, substantially in the form attached hereto as Appendix “F” to this Information Circular.

As of the Amalgamation Date, it is expected that there will be a maximum of 22,170,114  KCP Shares and 17,335,914 CRCP Shares  and 34,810,814 CRC Shares outstanding.  The KCP Shareholders will receive one (1) CRC Share for every one (1) KCP Share held, and CRCP Shareholders will receive one (1) Amalco Share for every one (1) CRCP Share held.  Assuming the Amalgamation as described herein, it is expected that there will be approximately 39,645,114 CRC Shares  issued and outstanding upon completion of the Amalgamation.

AMALCO

The Amalco Board is expected to be compromised of the following four Directors:  Messrs. James Baker, Don Getty, Robert Hawkes and Ken Pearson.  The Management team of Amalco is expected to be composed of the following individuals: Messrs. Don Getty, (Chairman of the Board), James Baker (Chief Executive Officer, Chief Financial Officer, and Corporate Secretary), and Ken Pearson (President).  See “Information Concerning Amalco– Directors, Officers and Promoters”.

Selected Financial Information

The following table sets out certain consolidated financial information as at August 31st, 2005, for CRC and KCP and as at September 30 for CRC, as well as pro forma financial information for CRC, after giving effect to the Transaction.  The following information should be read in conjunction with the pro forma financial statements of CRC. See Appendix “D”.

	CRC Consolidated	CRC	PRO FORMA CRC
	August 31st, 2005 (12 months) (1)	September 30, 2005 (9 months ) (1)
Total Revenue	933,441	37370	970,811
Income from continuing Operations	933,441	0	933,441
Net earnings (loss)	(862,266)	(325,924)	(1,148,776)(2)
Total Assets	2,003,032	23,613	2,004,265

Note:

(1)

KCP and CRCP have a fiscal year-end of August 31st, while CRC has a fiscal year-end of December 31st.

(2)

See discussions about net earnings (loss) in Parts III, IV and V

The following table sets out the source and use of funds for the twelve months ending August 31, 2006:

Sources	Amount ($)
Cash and cash equivalents at August 31, 2005	619,386
Cash from CRC at September 30, 2005	17,788
Net Operating Income (Estimated) to August 31, 2006	150,000
Total Sources	787,174
Uses	Amount ($)
Transaction costs (Legal and Accounting)	75,000
Capital expenditures	100,000
Working capital	612,174
Total Uses	787,174

Conflict of Interest

There are potential conflicts of interest in which some of the proposed Directors and Officers of Amalco and CRC are engaged and will continue to be engaged.  See “Directors, Officers and Management of Amalco and CRC – Conflict of Interest”.

Risk Factors

KCP, CRC, CRCP and Amalco are or will be subject to certain risks that should be carefully considered.  These risk factors include a dependency upon the capital expenditure of an oil and gas business, which in turn are dependant upon the price of such commodities, future capital requirements, a developing market and the current stage of product development of KCP’s technology.  A more detailed discussion of these and other risks can be found under the heading “Risk Factors”.

Shareholder Approval

Corporate Law Shareholder Approval

The Amalgamation must be approved by KCP Shareholders and CRCP Shareholders in accordance with the corporate law, including the ABCA.  Pursuant to the ABCA, in order to be effective, the special resolution for the Amalgamation requires approval by not less than 66 2/3% of the votes cast by shareholders who vote in respect of the resolution.  In addition, 50% plus 1 of disinterested shareholders must approve the Amalgamation. The sole shareholder of CRCP will vote in favour of the Amalgamation.

Dissent Rights

In addition, pursuant to Section 185 of the ABCA, holders of KCP Shares are entitled to exercise rights of dissent in respect of the Amalgamation and to be paid fair value for their shares.  Holders of KCP Shares wishing to dissent with respect to the Amalgamation must send written objection to KCP, at or prior to the KCP Meeting, to the office of KCP, at 4304-74 Ave., Edmonton, Alberta  T6B 2K3,  Attention: Proxy Department. A vote against the special resolution regarding the Amalgamation or a withholding of a vote does not constitute such a written objection.  A summary of shareholders rights of dissent under the ABCA is included in this Part II, and full text of Section 185 of the ABCA, is included in Appendix “E” attached hereto.

The Amalgamation

The Amalgamation Agreement provides for the amalgamation of KCP and CRCP. A summary of the pertinent terms of the Amalgamation Agreement are set forth below.  A copy of the Amalgamation Agreement is attached hereto as Appendix “F”.

Effect of Amalgamation

On the Amalgamation Date, subject to the ABCA:

(a)

the amalgamation of KCP and CRCP and their continuance as one corporation (Amalco) under the terms and conditions prescribed in the Amalgamation Agreement, shall be effective;

(b)

the property of each of KCP and CRCP shall continue to be the property of Amalco;

(c)

Amalco shall continue to be liable for the obligations of each of KCP and CRCP;

(d)

any existing cause of action, claim or liability to prosecution with respect to KCP or CRCP shall be unaffected;

(e)

any civil, criminal or administrative action or proceeding pending by or against KCP or CRCP may be continued to be prosecuted by or against Amalco;

(f)

any conviction against, or ruling, order or judgment in favour of or against KCP or CRCP may be enforced by or against Amalco; and

(g)

the Articles of Amalgamation of Amalco shall be deemed to be the Articles of Incorporation of Amalco and the Certificate of Amalgamation shall be deemed to be the Certificate of Incorporation of Amalco.

Effect of the Amalgamation on Securities

On the Amalgamation Date, subject to the ABCA:

(a)

each KCP Common Share shall be exchanged for one (1) CRC Common Share, unless the Amalgamation does not proceed;

(b)

KCP and CRCP shall amalgamate to form Amalco and shall continue as one company under the ABCA with the effect set out in Section 181 of the ABCA, unless the Amalgamation does not proceed or KCP otherwise agrees in writing;

(c)

immediately upon the amalgamation of KCP and CRCP to form Amalco as set forth herein:

(i)  each one (1) KCP Common Share issued and outstanding on the Effective Date (other than KCP Common Shares held by Dissenting Shareholders, shall be exchanged for one (1) CRC Common Share.

(ii)  each issued and outstanding CRCP Common Share shall be converted into one Amalco Common Share;

(iii)  the Holders thereof shall cease to be the holders of such KCP Shares and CRCP Shares and the names of such holders shall be removed from the register of holders of such KCP and CRCP Common Shares;

(iv)  the certificates (if any) representing such KCP Common Shares and CRCP Common Shares, shall be deemed to have been cancelled as of the Effective Date;

(v)   the Holders there shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise required to exchange or transfer such shares in accordance with Subsection 2.6(d) of the Amalgamation Agreement; and

(d)

in consideration of the issue of the CRC Common Shares to effect the Amalgamation, Amalco will issue to CRC one fully-paid and non-assessable Amalco Common Share for each CRC Common Share so issued;

(e)

CRC will not be obligated to issue fractional securities; in the event that a fractional CRC Security results then the number of CRC Securities to be received by the holder thereof shall be rounded up or down to the next whole number of CRC Securities without further compensation or claim against CRC or its directors, officers or agents.

Dissenting Shareholders shall, in accordance with the provisions of the ABCA, be entitled to the rights granted to such shareholders thereunder and will not, unless otherwise provided for in the ABCA, be entitled to receive Amalco Shares or exchange them for CRC Common Shares in accordance with the provisions of the ABCA. See “Rights of Dissenting Shareholders” in this Part II.

Fractional Shares

No holder of KCP Shares, shall be entitled to receive fractions of CRC Shares pursuant to the Amalgamation.  Where the Amalgamation would otherwise result in a securityholder receiving a fraction of a CRC Share, such shareholder shall be entitled to receive CRC Shares rounded up or down to the nearest higher whole number.  In calculating such fractional interest, all securities of a class beneficially held by each securityholder shall be aggregated.

Procedure for the Amalgamation to Become Effective

The Amalgamation is proposed to be carried out pursuant to Section 181 of the ABCA.  The following procedural steps must be taken in order for the Amalgamation to become effective:

(a)

the Amalgamation must be approved by the KCP Shareholders and the CRCP Shareholder;

(b)

all conditions precedent to the Amalgamation, as set forth in the Amalgamation Agreement, must be satisfied or waived by the appropriate parties; and

(c)

the Articles of Amalgamation in the form prescribed by the ABCA must be filed with the Registrar.

The KCP Special Resolution approving the Amalgamation is required to be approved by at least 66 2/3% of the votes cast by the KCP Shareholders present in person or by proxy at the Meeting.  The sole shareholder of CRCP will approve the Amalgamation.

Right to Dissent

KCP Shareholders are entitled to dissent in respect of the Amalgamation in accordance with Section 185 of the ABCA.  Strict compliance with the provisions of Section 185 is required in order to exercise the right to dissent.  Provided the Amalgamation becomes effective, each Dissenting Shareholder will be entitled to be paid the fair value of such shareholder’s pre-amalgamation KCP Shares, in respect of which such shareholder dissents in accordance with Section 185 of the ABCA.  Persons who are beneficial owners of shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered holders of such shares are entitled to dissent.  Accordingly, a beneficial owner of shares desiring to exercise his right must make arrangements for the shares beneficially owned by him to be registered in his name prior to the time the written objection of the Special Resolution is required to be received by KCP, as the case may be, or, alternatively, make arrangements for the registered holder of his shares to dissent on his behalf.  See “Rights of Dissenting Shareholders” in Part II.

Representations, Warranties and Covenants

The Amalgamation Agreement contains detailed representations and warranties made by each of KCP, CRC and CRCP in respect of their respective assets, liabilities, capital, financial position and operations.

Each of KCP, CRC and CRCP also provide covenants in favour of the other parties which govern the conduct of their operations and affairs prior to the completion of the Amalgamation.

Conditions of the Amalgamation

The Amalgamation Agreement contains a number of conditions precedent to the obligations of KCP, CRC and CRCP thereunder.  Unless all of such conditions are satisfied or waived by the party for whose benefit such conditions exist, to the extent they may be capable of waiver, the Amalgamation will not proceed.  There is no assurance that the conditions will be satisfied or waived on a timely basis, or at all.

For complete details of the conditions to the Amalgamation refer to the Amalgamation Agreement in Appendix “F”.

Upon all of the conditions being fulfilled or waived, Articles of Amalgamation are required to be filed under the ABCA to give effect to the Amalgamation.

Completion of the Amalgamation

On the closing of the Amalgamation, Amalco will continue to be an Alberta corporation under the name KCP Innovative Services Inc.  The securityholders of CRCP will become securityholders of Amalco and the securityholders of KCP will become securityholders of CRC.    The Board of Directors of Amalco will consist of James Baker, Ken Pearson, Don Getty, and Robert Hawkes.  Each newly appointed director will serve until the first annual meeting of the holders of Amalco Shares or until a successor has been appointed or elected.  The senior officers of Amalco will be Don Getty (Chairman) James Baker (Chief Executive Officer, Chief Financial Officer and Corporate Secretary), Ken Pearson (President).

At the time of closing of the Amalgamation there are expected to be 17,335,914 CRCP Shares and 22,170,114 KCP Shares outstanding, resulting in a total of 39,505,328 Amalco Shares outstanding.  At the time of the closing of the Amalgamation there are expected to be 39,645,114  CRC Shares outstanding, assuming that the convertible debt is not converted which could result in the issuance of an additional 4,257,840 CRC Shares pursuant to the amount outstanding on a CRC convertible note in the amount of $212,892 including interest as at November 27, 2005.  Detailed information regarding the business of KCP, CRC and CRCP is contained in Part III and Part IV respectively attached hereto.  Detailed information regarding the resulting issuer after the Amalgamation, Amalco, is contained in Part V attached hereto.  There are risks associated with the business of KCP, CRC and CRCP, and upon completion of the Amalgamation, the business of Amalco and CRC, and specific reference is made to the information under the heading “Risk Factors” in Part VI.  Unaudited and audited financial statements for KCP, CRC and CRCP are contained in Appendices A, B, C, and D. and pro forma financial statements are included in Appendix “D”.

There is no assurance that the Amalgamation will close, and the shareholders’ special resolutions set out herein authorize the directors of KCP to abandon the Amalgamation and related transactions without further approval from the respective shareholders.

Reasons for Amalgamation

KCP is a private company incorporated under the laws of the Province of  Alberta on February 29, 1996.  KCP is engaged in the development of measurement tools for, and provides services using such tools for the exploration and production of energy.

CRCP is a private company incorporated under the laws  of the Province of Alberta on August 2, 2005.  CRCP is a wholly owned subsidiary of CRC and was incorporated for the purpose of completing the Amalgamation with KCP.  CRCP owns 78.2% of the issued and outstanding shares of KCP as of the date of this  Information Circular which it acquired on August 12, 2005 from five shareholders of KCP in exchange for one share of CRCP for each one (1) share of KCP, which were then exchanged on the basis of one CRC share for each one share of CRCP.

CRC is a reporting issuer with the SEC and trades on the Over the Counter Bulletin Board in the United States.  CRC was incorporated under the laws of the Province of Alberta on December 8, 1999.  The Amalgamation of KCP and CRCP will enable shareholders of KCP to receive shares with greater liquidity and provide Amalco and CRC with greater access to capital markets to continue the expansion of its business.

Upon completion of the Amalgamation, Amalco will continue to operate its business as a wholly owned subsidiary of CRC (assuming the acquisition of 100% of the shares of KCP).

Canadian Securities Law Matters

The issue of CRC Shares to holders of KCP Shares, as contemplated in the Amalgamation Agreement, will be exempt from the prospectus and registration requirements of the securities laws of the provinces of Canada in which such holders are resident, based on the share register of KCP.  Such securities of CRC issued pursuant to the Amalgamation Agreement may be subject to any applicable restrictions on trading requirements in accordance with applicable securities laws.

U.S. Securities Law Matters

The CRC Shares to be issued pursuant to the Amalgamation will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act . The CRC Shares that are “restricted securities” may be transferred or sold only if such shares are registered under the U.S. Securities Act or pursuant to an exemption from such registration.

Shareholders are urged to consult their legal advisers to determine the extent of all applicable resale provisions.

Regulatory Approvals and Filings

Neither KCP, CRC nor CRCP are aware of material licenses or regulatory permits which might be adversely affected by the Amalgamation or of any approval or other action by any federal, provincial, state or foreign government or administrative or regulatory agency that would be required to be obtained prior to the completion of the Amalgamation.

Implementation of the Amalgamation

If the required approval of the KCP Shareholders is obtained at the KCP Meeting, it is intended that Articles of Amalgamation will be filed with the Director under the ABCA on or before January 16, 2006.  The ABCA provides that upon receipt of such articles, the Director shall issue a certificate of amalgamation and the Amalgamation becomes effective on the date shown on such certificate.  It is anticipated that the Amalgamation Date will be on or about January 16, 2006.

Procedure for Conversion of Security Certificates

On the Amalgamation Date, the register of transfer for KCP Shares will be closed and holders of KCP Shares will become registered holders of Amalco Shares, which will then be exchanged for CRC Shares and CRC will become the registered holder of the Amalco Shares, without regard to the date or dates on which the certificates formerly representing KCP Shares are physically surrendered.  A form of letter of transmittal containing instructions with respect to the surrender of certificates representing KCP Shares from CRC to holders of KCP Shares for use in exchanging their certificates will be mailed following the closing of the Amalgamation.  On surrender of properly completed letters of transmittal, together with certificates representing KCP Shares to Amalco, certificates for the appropriate number of Amalco Shares will be issued and immediately exchanged for CRC Shares.  After the Amalgamation Date, no further register of transfers of KCP Shares will be made and if a certificate representing such securities is presented for transfer, certificates representing the appropriate number of Amalco Shares will be issued and exchanged for CRC Shares.

On the Amalgamation Date, the register of transfer for CRCP  Shares will be closed and holders of CRCP Shares will become registered holders of Amalco Shares, without regard to the date or dates on which the certificates formerly representing CRCP Shares are physically surrendered.  A form of letter of transmittal containing instructions with respect to the surrender of certificates representing CRCP Shares from Amalco to holders of CRCP Shares for use in exchanging their certificates will be mailed following the closing of the Amalgamation.  On surrender of properly completed letters of transmittal, together with certificates representing CRCP Shares to Amalco, certificates for the appropriate number of Amalco Shares will be issued.  After the Amalgamation Date, no further register of transfers of CRCP Shares will be made and if a certificate representing such securities is presented for transfer, certificates representing the appropriate number of Amalco Shares will be issued.

Recommendation of the Boards of Directors

The Board of Directors of KCP is in favour of the Amalgamation and recommends shareholders to vote for the approval and adoption of the resolutions approving the Amalgamation.

Rights of Dissenting Shareholders

Any holder of KCP Shares is entitled to be paid the fair value of all, but not less than all, of such shares in accordance with Section 185 of the ABCA, if the shareholder dissents to the Amalgamation, the Amalgamation becomes effective and such Shareholder complies with Section 185 of the ABCA.  A holder is not entitled to dissent with respect to the Amalgamation if he votes any of such shares in favour of the special resolution approving the Amalgamation.  The execution or exercise of a proxy does not constitute written objection for the purposes of the ABCA.

The following summary does not purport to provide comprehensive statements of the procedures to be followed by a Dissenting Shareholder under the ABCA.  A copy of Section 185 of the ABCA is attached hereto as Appendix “E”.  The ABCA requires adherence to the procedures established therein and failure to do so may result in the loss of all of the dissenter’s rights.  Accordingly, each shareholder who might desire to exercise dissent rights should carefully consider and comply with the applicable provisions of the ABCA and consult his legal advisor.

A Dissenting Shareholder who seeks payment of the fair value of his KCP Shares is required to send a written objection to the special resolution of KCP approving the Amalgamation at or prior to the KCP Meeting to the President of KCP 4304-74 Ave., Edmonton, Alberta  T6B 2K3.  A vote against the special resolution or withholding votes does not constitute a written objection.  If the Amalgamation is approved, and where the Dissenting

Shareholder has sent the required written objection, KCP or the Dissenting Shareholder may apply to the court to fix the fair value of the Dissenting Shareholder’s KCP Shares.  There is no obligation on KCP to apply to the court.  If such application is made, KCP is required to send to each Dissenting Shareholder a written offer to pay such Dissenting Shareholder an amount considered by the directors of KCP to be the fair value of the KCP Shares.  If such offer is not made or is not accepted, the court shall fix the fair value of the KCP Shares.  If an application is made by either party, the Dissenting Shareholder will be entitled to be paid the amount fixed by the court for the KCP Shares in respect of which the Dissenting Shareholder dissented.  The rights of dissent under Section 185 of the ABCA are exercisable by registered shareholders only.

The foregoing is only a summary of the provisions of Section 185 of the ABCA, which are technical and complex.  It is suggested that any holder of KCP Shares wishing to avail himself of his rights to dissent should seek his own legal advice, as failure to comply strictly with the provisions of the statute may prejudice his rights of dissent.

Canadian Federal Income Tax Considerations

The following discussion summarizes the principal Canadian federal income tax considerations under the ITA arising as a consequence of the Amalgamation.  Except as otherwise indicated, this summary is restricted to holders of KCP Shares who, for the purposes of the ITA: (i) hold their respective shares as capital property; (ii) deal at arm’s-length with KCP or CRCP or CRC and will deal at arm’s length with Amalco; (iii) are not affiliated with KCP or CRCP or CRC; and, (iv) are not “financial institutions” for the purposes of the mark-to-market rules contained in the ITA.

This summary is based upon the current provisions of the ITA, the Income Tax Regulations (the “Regulations”) and counsel’s understanding of the current administrative practices of the Canada Revenue Agency (“CRA”).  This summary takes into account specific proposals to amend the ITA and the Regulations publicly announced by or on behalf of the Minister of Finance prior to the date hereof (“Proposed Amendments”), but except where otherwise specifically noted, does not take into account or anticipate any other changes in law, whether by judicial, governmental or legislative action or decision or changes in the administrative practices and policies of CRA nor does it take into account the tax laws of any province, territory or foreign jurisdiction.  The provisions of provincial income tax legislation vary from province to province in Canada and in some cases differ from federal income tax legislation.  The summary assumes that all Proposed Amendments will be enacted substantially as proposed.

This summary is of a general nature only and is not exhaustive of all Canadian federal income tax considerations. This summary is not intended to be, and should not be construed to be legal or tax advice to any particular holder and no representations are made with respect to the Canadian income tax consequences of any particular holder.  The tax liability of a holder will depend on the holder’s specific circumstances.  KCP Shareholders should consult their own tax advisors with respect to the particular income tax consequences to them of the Amalgamation and the exercise of dissent rights under federal, provincial, territorial and other applicable tax legislation.

KCP Shares will each generally be considered to be held as capital property for purposes of the ITA by a holder thereof unless they are held by a trader or dealer in securities or in the course of carrying on a business or have been acquired in a transaction which may be considered to be an adventure in the nature of trade.  Certain holders of KCP Shares who are resident in Canada and who might not otherwise be considered to hold such shares as capital property may be entitled to have them treated as capital property by making the irrevocable election provided for in subsection 39(4) of the ITA in respect of all “Canadian securities”.  This irrevocable election, if made, would have the effect of treating as capital property all present and future property of an electing KCP Shareholder which qualifies as a “Canadian security” as defined in the ITA and Regulations.  Any KCP Shareholder contemplating making such election should first consult their tax advisor as its completion will affect the income tax treatment of their disposition of other Canadian securities.

Residents of Canada

The following portion of the summary is applicable to holders of KCP Shares who are residents of Canada.

Amalgamation

The holders of KCP Shares will realize neither a capital gain nor a capital loss on the Amalgamation or exchange wherein their shares become CRC  Shares.  The CRC Shares will be deemed to have been acquired by a shareholder at the aggregate cost equal to the shareholder’s aggregate adjusted cost base immediately before the amalgamation of his KCP Shares.

Dissenting Shareholders

Under the current administrative practice of the CRA, Shareholders who exercise their right of dissent in respect of the Amalgamation should be considered to have disposed of their KCP Shares for proceeds of disposition equal to the amount paid by Amalco to the Dissenting Shareholder (excluding any interest awarded by the court).  A Canadian resident Dissenting Shareholder who holds his KCP Shares as capital property will realize a capital gain (or loss) to the extent that the amount paid by Amalco to the Dissenting Shareholder is greater (or less) than the adjusted cost base to the holder of the KCP Shares cancelled prior to the Amalgamation.  One half of any capital gain realized must be included in income in the taxation year of the Dissenting Shareholder on which the Amalgamation Date falls and one-half of any capital loss may be applied to offset taxable capital gains realized in such year or in prior years in accordance with the provisions of the Tax Act.

Because of uncertainties under the relevant legislation as to whether such amounts paid to a Dissenting Shareholder would be treated entirely as proceeds of disposition, or in part as a payment of a deemed dividend, Dissenting Shareholders should consult their own tax advisors in this regard.  The full amount of any interest awarded to a Dissenting Shareholder by the court will be included in the Shareholder’s income for the purposes of the ITA.

Minimum Tax

The ITA provides for an alternative minimum income tax applicable to individuals (including certain trusts and estates) resident in Canada, which is computed by reference to an adjusted taxable income amount under which certain items are not deductible or exempt.  The full amount of capital gains (net of capital losses) is included in the adjusted taxable income amount for the purposes of the calculation of the alternative minimum tax.  Any additional tax payable by an individual under the minimum tax provisions may be carried forward and applied against certain tax otherwise payable in any of the seven immediately following taxation years; however, this carry forward amount will only be creditable in a particular year to the extent that the individual’s tax payable for the year, calculated without reference to the minimum tax provisions, exceeds tax payable under the minimum tax provisions for the year.

Non-Residents of Canada

The tax treatment of non-residents of Canada under the ITA and the following discussion can be affected by the provisions of an applicable income tax convention.  Non-residents are advised to consult their own tax advisors with regard to the availability of relief under an applicable income tax convention in their particular circumstances.

The non-resident holders of KCP Shares will realize neither a capital gain nor a capital loss on the Amalgamation wherein their shares become CRC Shares.  The CRC Shares will be deemed to have been acquired by a shareholder at the aggregate cost equal to the shareholder’s aggregate adjusted cost base immediately before the amalgamation of his KCP Shares.

Dissenting Non-Resident Shareholders

Non-resident holders of KCP Shares are referred to the discussion above for residents of Canada for a general description of the Canadian income tax considerations applicable to them if they elect to exercise their right to dissent.  Shareholders who are non-residents of Canada for purposes of the ITA will not be subject to tax under the ITA in respect of any capital gain realized on a disposition of their shares unless such shares constitute or are deemed to constitute “taxable Canadian property” to the shareholder. Shares would constitute “taxable Canadian property” where they are (i) capital property of the holder used in carrying on a business (other than an insurance business) in Canada, (ii) capital property of an insurer that is its designated insurance property for the year or (iii) where the holder and/or persons with whom the holder did not deal at arm’s length, owned (or had an option to acquire) at any time during the five year period prior to the date of disposition, 25% or more of the issued shares of any class of capital stock of KCP, respectively.

Even if the shares constitute or are deemed to constitute taxable Canadian property to a non-resident holder and their disposition would give rise to a capital gain, an exemption from tax under the ITA may be available under the terms of an applicable tax treaty between Canada and the country of residence of the non-resident.

Interest paid to a Dissenting Shareholder, who is resident in the United States, will generally be subject to Canadian non-resident tax at a rate of 25% of the gross amount of the interest.  Any dividends deemed to be paid or credited by KCP to a Dissenting Shareholder, who was a resident of the United States as a result of the exercise of such dissent rights will generally be subject to Canadian non-resident tax at a rate of 25% on the gross amount of the dividends.  Tax relief may be available to Dissenting Shareholders resident in the United States under the terms of the Canada-US Tax Convention which reduces the tax on both interest and dividends.  Dissenting Shareholders who are resident in the United States should contact their own tax advisors to determine if they are entitled to the benefit of the Treaty.

A Dissenting Shareholder who is resident in the United States will generally not be subject to Canadian tax in respect of a capital gain realized on disposition of KCP Shares to Amalco or the exchange of Amalco shares with CRC.

U.S. Holders

 A shareholder receiving Amalco Shares should be aware that the transactions described in the Information Circular, and upon disposition of the Amalco Shares may have tax consequences both in Canada and the United States. Such consequences for holders of securities who are resident in, or citizens of, the United States may not be described in the Information Circular. Each recipient of Amalco Shares should consult its own tax advisor concerning the transaction described herein.

MATTERS TO BE ACTED UPON AT THE KCP MEETING

1.

Approval of the Amalgamation

The KCP Shareholders will be asked to pass a Special Resolution, the text of which is set forth below, in respect of approval of the Amalgamation.  See “Amalgamation between KCP and CRCP” in this Part II.  In order to be effective, a special resolution requires the approval by not less than two-thirds of the votes cast by shareholders who vote in respect of the resolution and 50% plus 1 of the disinterested shareholders.  The only known shareholder who will not vote in the disinterested vote count is CRCP.  In the absence of contrary directions, the Management Designees intend to vote proxies in the accompanying form in favour of the Amalgamation.  The text of the Special Resolution to approve the Amalgamation will be presented as follows, with or without modification:

“Be it resolved as a special resolution of KCP that:

1.

the amalgamation involving KCP Innovative Services Inc. (“KCP”) and Capital Reserve Canada Projects Ltd. (“CRCP”) (the “Amalgamation”) as provided for in the Amalgamation Agreement dated  December 1, 2005 (the “Amalgamation Agreement”) between KCP, CRC  and CRCP be and is hereby approved and authorized;

2.

the Amalgamation Agreement be and is hereby approved and authorized;

3.

any one or more officers of KCP be and are hereby authorized, for and on behalf of KCP to execute and deliver Articles of Amalgamation and all other documents and instruments and to take such other actions as they may determine to be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions; and

4.

the directors of KCP may, in their sole discretion, decide to not act on this resolution if it is deemed to be in the best interests of KCP.”

Pursuant to the ABCA, a holder of KCP Shares is entitled to dissent and be paid the fair value for such KCP Shares, if the KCP Shareholder objects to the foregoing special resolution contemplating the Amalgamation.  A management summary of shareholder dissent rights is set forth above under the heading “Rights of Dissenting Shareholders”.

2.

Annual Meeting Matters to be Acted Upon

(a) to consider and, if thought appropriate, to approve an ordinary resolution, as more particularly set forth in the Information Circular prepared for the purpose of the KCP Meeting relating to the selection and appointment of the auditor of KCP for the ensuing year;

(b) to consider and, if though appropriate, to approve an ordinary resolution, as more particularly set forth in the Information Circular prepared for the purpose of the KCP Meeting relating to the election of directors for the ensuing year;

(c) to transact such further and other business as may properly come before the KCP Meeting or any adjournment or adjournments thereof.

CAUTIONARY STATEMENT CONCERNNG FORWARD-LOOKING INFORMATION

This Information Circular contains forward-looking statements relating, but nor limited to the operations, anticipated financial performance, business prospects and strategies of KCP, CRC, CRCP and Amalco.  Forward-looking statements are typically identified by words such as “expect”, “anticipate”, “believe”, “plan” or similar words suggesting future outcomes.

Readers are cautioned not to place undue reliance on forward-looking information because it is possible that predictions, expectations, forecasts, projections and other forms of forward-looking information will not be achieved by KCP, CRC, CRCP or Amalco.  By its nature, the forward-looking information set out in this Information Circular involves numerous assumptions, inherent risks and uncertainties including, but to limited to, the following:  Dependency on the capital expenditures of oil and gas companies, volatility of oil and gas prices, seasonality of the oil and gas business, capital requirements and liquidity, KCP’s limited history of operations and stage of development, reliance on strategies, customer alliances, reliance on suppliers, rapid technological change, competition, the need for innovative  solutions, Amalco’s intellectual property rights in its key products and services, significant shareholders uninsured liabilities, Amalco’s ability to manage growth, personal resources, potential fluctuations in quarterly operations results, the impact of the Kyoto Protocol on the Canadian and International economies, the possibility that CRC will make future offerings of securities, and CRC’s ability to comply with regulatory requirements relating to its status as a reporting issuer.

Although KCP, CRC and CRCP believe that the expectations reflected in the forward-looking statements are reasonable, KCP, CRC and CRCP cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by law, KCP and CRC undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

The Companies

KCP

KCP is an Edmonton based corporation that develops measurement tools for, and provides services using such tools to, business engaged in the exploration and production of energy.  Specifically, KCP’s tools are used for measuring the flow and quantity of production of oil and gas wells.  KCP has a number of technologies, including the Injection Technology, the PID, Electronic Shut-In Tool, and the Vent Gas Analyzer.  See “Information Concerning KCP- Narrative Description of the Business.”

As at the fiscal year ended August 31st, 2005 KCP had assets of $2,003,032 and sales of $933,441.  As at the fiscal year ended August 31st, 2004, KCP had assets of $2,484,614.  KCP had revenues of $380,606 in the fiscal year ending August 31st, 2004, and revenues of $420,314 in the fiscal  year ending August 31st, 2003.  During 2004 and early 2005, KCP built its capacity to handle about $5 million in annual sales.  See “Information Concerning KCP Selected Consolidated Financial Information and Management’s Discussion and Analysis”.

KCP is not a reporting issuer in any province in Canada and none of the KCP Securities have traded on any stock exchange.  See “Information Concerning KCP- Prior Sales”.

CRCP

CRCP, an Alberta corporation,  is a wholly owned subsidiary of CRC and was formed to amalgamate with KCP.  On August 8, 2005, CRC entered into, and closed on August 12, 2005, a share exchange agreement with CRCP and certain of the shareholders of KCP, namely Ken Pearson, Projex Corporation Ltd., 989320 Alberta Ltd., 332601 Alberta Ltd. and Ben Marshall (the “Shareholders”).

Under the terms of the share exchange agreement, the Shareholders delivered to CRCP a total of 17,335,814 common shares of KCP representing 78.2% of the total issued and outstanding common shares of KCP in exchange for 17,335,814 common shares of CRCP which the Shareholders exchanged for a total of 17,335,814 shares of CRC.

Under the terms of the share exchange agreement, two of the directors of CRC resigned and the Shareholders appointed two directors to the board of CRC and CRCP, being Ken Pearson and James Baker.

See “Information Concerning CRC- General Development of the Business”

CRC

CRC, an Alberta corporation, is a reporting issuer in the United States of America trading on the Over the Counter Bulletin Board under the trading symbol CRSVF.  Until November, 1, 2004, CRC was a wholly owned subsidiary of FACT Corporation (previously Capital Reserve Corporation) operating in the oil and gas business in Canada and the U.S.   On July 3, 2003, CRC filed a registration statement on Form 20-F pursuant to a decision by the Board of Directors of FACT Corporation to divest itself of its non-core business assets and investments.  CRC’s  oil and natural gas holdings no longer fit with FACT Corporation's primary business focus which is the functional food industry.

At present, CRC, through its wholly owned subsidiary, CRCP,  owns 78.2% of the issued and outstanding shares of KCP.

 See “Information Concerning CRC- General Development of the Business”.

PART III

INFORMATION CONCERNING KCP

Corporate Structure

Name and Incorporation

KCP Innovative Services Inc. was incorporated as "K.C. Pearson Consulting Inc." under the ABCA on February 29, 1996.  The articles of KCP were amended on May 22, 2003 to change its name to "KCP Innovative Services Inc."  The articles were further amended on June 11, 2004 to remove the limits on the number of KCP Shares issueable.

The head office of KCP is located at 4304 - 74 Avenue, Edmonton, Alberta, T6B 2K3 and the registered address of KCP is located at 2350 Canterra Tower, 400-3rd Ave SW, Calgary AB T2P 4H3..

Intercorporate Relationships

KCP is a 78.2% subsidiary of CRCP.  On August 8, 2005, certain of the shareholders of KCP entered into a Share Exchange Agreement with CRCP and CRC whereby CRCP acquired a total of 78.2% of the issued and outstanding shares of KCP.

Management

Please refer to the section entitled:” Information Concerning AMALCO – Directors, Officers and Promoters – Directors".

General Development of the Business

KCP commenced operations in 2001.  KCP was formed by Mr. Ken Pearson to develop measurement tools, with Mr. Pearson himself researching, developing and deploying services using such tools.  As the company established itself, its sales grew to approximately $200,000 by YE2002, $420,314 by YE2003, $380,606 by  YE2004 and to $933,441 by YE2005.

On January 1st, 2004, KCP changed its direction from a single operator to a larger operation, to realize on the opportunities Mr. Pearson identified in the market.  The company grew its management team adding Mr. Baker and sought an experienced Board of Directors adding Messrs. Getty, Baker and Hawkes.  The company refined its business plan and moved ahead with private placements to raise capital.

KCP has completed three private placements by 2005 that total 3,759,300 shares at $0.45 per share for total proceeds from the two private placements of $1,691,685.  Some of the proceeds of the private placements were used to develop the opportunities identified in the company's business plan and for general working capital purposes.

Significant Acquisitions and Dispositions

Zone

KCP acquired all of the issued and outstanding shares of Zone on June 14, 2004.  Zone's primary asset was the Injection Technology.  See "Information Concerning KCP – Narrative Description of the Business – Products".  The Zone Acquisition gave KCP the capacity to increase revenue and create synergy with KCP’s existing products and services, fulfilling the Company’s strategic plan.

The vendors of Zone were Messrs. Darren Klassen and Ken Pearson.  As Mr. Pearson is an Insider of KCP, the acquisition of Zone was considered a Non-Arms Length Transaction.  KCP's net cost for Zone was $156,000 cash and the issuance of 1,294,444 KCP Shares. The deemed value of the share consideration was $582,500.  The following table summarizes the key terms of the acquisition of Zone.

Vendor	Percent Ownership	Cash Consideration	Share Consideration
Darren Klassen	50%	$200,000(1)	425,000 KCP Shares
Ken Pearson	50%		$869,444 KCP Shares
Total	100%	$200,000	1,294,444 KCP Shares

Note:

(1) KCP paid $200,000 to Mr. Klassen as part of the Zone Acquisition.  As Zone had a cash balance of $44,000 on June 14, 2004, the net cost to KCP was $156,000.

Consideration for the Zone Acquisition was negotiated between the parties, based on a valuation of Zone by Evans & Evans Inc., an independent valuator.  The valuation focused on the existing cash, the contracts and the customer base of Zone.  Zone had as of the date of the Zone Acquisition, outstanding work orders of approximately $196,600 which included work in progress. There are no material obligations that KCP must comply with in order to keep the agreement relating to the Zone Acquisition in good standing.  On September 28, 2005,  Zone was dissolved and the assets of Zone were rolled directly into KCP.

On August 12, 2005, CRCP acquired a 78.2% interest in KCP by way of a Share Exchange Agreement between certain shareholders of KCP, CRCP and CRC.

Perforation Inflow Diagnostics Technology

Effective January 1st, 2004, KCP acquired from a group of individuals, one of whom was Mr. Ken Pearson, a computer modeling system to analyze the underground formations that contain natural gas and oil.  This modeling system provides information to the engineers and geologists so they can finish the wells at a higher production level than traditional analyses.  See “Information Concerning KCP – Narrative Description of the Business”.  Consideration consisted of 14,966,270 KCP Shares.  As Mr. Pearson is an Insider of KCP, the acquisition of the PID Technology is considered a Non-Arm’s Length Transaction.  As this related party transaction did not result in a substantive change in the ownership interest of the technology, the technology has been recorded at the nominal carrying value of $1.

Narrative Description of the Business

KCP is an Edmonton based corporation that develops tools for, and provides services using such tools to, businesses engaged in the exploration for energy.  Specifically, KCP's tools are used for measuring the flow and quantity of production of oil and gas wells.  KCP's measurement tools are used by oil and gas companies to measure pressure and temperature of a well, which enables improved production information on development of the well.

KCP generates revenue by selling its tools and by selling services that use such tools.

Tools

KCP's primary tools are as follows:

Perforation Inflow Diagnostics (“PID”)

PID testing is a set of tools and processes that determine the permeability, skin, reservoir pressure, gas and liquid inflow during a perforating operation at the well site.  Memory gauges are dropped from the surface on a perforating drop bar using an electric line to convey the data.  The electric line conveys the data to a surface recorder at the well head so that information of the well inflow may be evaluated by the user at the time of the perforation.  This information comes from an analysis of the data from the memory gauges using KCP’s proprietary software.  The results are available in graphic form, helping the user determine if the well is viable, and, if viable, which drilling methodology should be used.  In essence, PID helps the user optimize the well.

Management of KCP believes that PID gives more accurate measurements of pressure and temperature, and therefore better production of the well, than traditional analysis.  The specific KCP PID process, as well as the tools and gauges used in the process, are not currently offered by KCP’s competitors.  This product is targeted at all producers of natural gas.  No material regulatory approvals or documentation are required for KCP to achieve its business objectives with respect to this product.

PID testing is achieved with two in-house PID slickline units, one drop spool unit and by renting slickline trucks as required.  Since the two PID slickline units were not available until March 29th, 2005, most of the revenue for the first half of fiscal 2005 was generated by KCP’s drop spool unit and by renting Slickline trucks as required.  PID testing generated most of the revenue.

Once the two PID slickline units became available, the targeted capacity for this operation will be $3,000,000 annually, assuming 70% utilization.  Once these sales levels are achieved, and then KCP will determine if additional units will be constructed.

Injection Technology

Coal Bed Methane (“CBM”) is found in coal seams and is produced and sold as natural gas.  Coal beds, however, offer different challenges since coal beds tend to be saturated with water and the pressure tends to be much lower than in natural gas wells.  However, the water pressure is sufficient enough to hold the CBM in solution and, once the pressure is reduced, CBM separates from the water and is able to be piped away.

The challenge is to depressurize the well without dewatering below the coal seam and running the risk of damaging the formation and preventing the recovery of more CBM.  A great deal of care is therefore needed to help determine the profitability and achieve the production without damaging the well.

KCP’s Injection technology is used to determine the profitability of coal bed methane deposits and is composed of both hardware and software technologies.  The unit injects fresh water into the underground formation to help open the coal beds.  Once flow can be achieved, gauges then measure the flow rate for the methane gas.  Since water has to be removed from the well first, this process helps determine whether the well will be profitable before the customer makes a significant investment on the well.  The process uses proprietary equipment and methodologies developed by KCP and there is no known competitor at present.  This product is targeted at all producers of methane gas, such as EnCana Corp. and Methane Gas Ventures.  This product is currently in the commercial production stage.  No material regulator approvals or documentation are required for KCP to achieve its business objectives with respect to this product.

KCP has two injection trailer units which may be pulled with a pickup truck.  One was purchased from Zone and the other was constructed in September 2004. Capacity for the two units is estimated at $2,000,000 annually, assuming 70% utilization.  Because the CBM business is still in its initial development stages, it is expected that sales will increase substantially over the next 12-24 months.  Units can be readily added and take 2-3 months to construct.

Vent Gas Analyzer

The Vent Gas Analyzer is intended to assist with well abandonment by significantly reducing the time required to determine emissions to the atmosphere. It uses a turbine and deadweight to accurately calculate flow rates of gas to the atmosphere. This helps ensure that there are no emissions above the regulatory guidelines.  Management of KCP believes that the process is more accurate and not as labor intensive as previous methods. The technology is proprietary to KCP and, to the knowledge of KCP, is not used by any competitor.  This product will be targeted at all oil and gas exploration companies. This product is currently at the test stage of development and no sales have occurred to date. This will be completed by June 2006 at an additional cost of about $15,000.  No material regulatory approvals or documentation are required for KCP to achieve its business objectives with respect to this product.

Electronic Shut-In Tool

This programmable tool is intended to measure pressure, volume and temperature for the purposes of determining the productivity of an existing well.  Management of KCP believes it is the only tool that is programmable and has multi functions. It can be programmed to open and close at certain intervals as compared to conventional tools that are open or closed based on a fixed time. The programmable feature also allows the tool to automatically shut in based on pressure. This allows the pressure to build up in the well thus enhancing its life and production. This product is targeted at oil and gas companies.  There are no sales to date and his service will not go into production until September 2006.  No material regulatory approvals or documentation are required for KCP to achieve its business objectives with respect to this tool.

Research and Development

KCP invests in research and development, not only to refine its existing products but to develop new products.  KCP anticipates that 1-5% of the funds available to the company will be used for research and development.  KCP conducts its own research and development and it is anticipated that Amalco will also conduct in-house research and development.

Intellectual Property Policy

The tools sold by KCP are protected by copyright though KCP does not currently hold patents on any of its products.  KCP has not sought patent protection because of the cost of the process and the level of public disclosure of proprietary information required.  Management of KCP has concerns that this requirement could lead to the disclosure of trade secrets to competitors and potential competitors.  KCP has instead taken steps to protect proprietary information through the use of trade secrets and non-disclosure agreements.

Services

KCP also provides services to oilfield operators.  KCP's primary service uses a number of proprietary processes as well as proprietary equipment.  The various measurement services offered by KCP are provided directly at client well sites by a crew of one or two KCP employees or contractors.  KCP has seven employees and two persons on management contracts as of September 30, 2005.  Crews are primarily made up of KCP employees, but KCP may also contract out certain services to wire line companies in the area of a particular client well site.  Provision of KCP's services to clients requires specialized staff with knowledge of the oilfield services industry and KCP's technology.  Basic wire line knowledge and basic computer knowledge are required, with further training on KCP's services provided by KCP.  The generally healthy state of the oil and gas industry dictates the availability of potential employees with the knowledge required by the KCP.  As of this date, KCP has been able to find skilled employees with oilfield experience.

KCP requires a number of components and equipment in order to provide its products and services to clients.  These components and equipment are available from a wide range of suppliers who are able to provide services and products to KCP on a timely basis.  There are no unusual payment terms under any agreements or other arrangements with KCP's principal suppliers.  All of KCP's suppliers are at arm's length from KCP.  Suppliers are able to provide service and product to KCP on a timely basis.

KCP's primary customers are oil and gas production companies that are looking to maximize reservoir output.  KCP has completed work for most of the major oil and gas companies in Alberta.  KCP plans to continue to market its business to existing customers and attract new clients.  All of KCP's existing and proposed customers are at arm’s length from KCP, except for BJ Services Company Ltd., of which Robert Hawkes, a Director of KCP, is an employee.  There are no unusual payment terms under any agreements or other arrangements with KCP's customers.

Other than as discussed above, KCP has no proposed material changes to its property, equipment, staffing and consulting requirements, or sources of supply that will be required to enable Amalco to meet its business objectives.

Leases and Contracts in the Normal Course of Business

KCP leases office and warehouse space in Edmonton, Alberta and stores its equipment onsite.  KCP has arranged capital lease financing for two wire line trucks at a total cost of $ 494,614.  KCP has two slickline trucks, two injection units and one drop spool unit as of August 31, 2005. KCP will also be purchasing ten custom-built Tri-Tools.

The following table outlines the key terms of KCP's material leases, as of August 31st, 2005.

	Payment Terms	Expiration Date	Terms of Renewal
Dodge Truck	$980/month	July 2009	None
Office and Warehouse	$3,500/month	October 31st 2007	30 days
Trucks	$8,313/month	February 18th, 2010	None

Market, Competitive Conditions and Future Developments

KCP's current market is the oil and gas industry in Alberta.  This will also be the immediate target market for Amalco’s tools and services.  On completion of its product development, it is anticipated that Amalco will expand to the regional Western Canada market and eventually, if successful, the worldwide market.

The oil and gas market continues to be strong. According to their website, the Canadian Association of Petroleum Producers (“CAPP”) estimated on its website that 23,920 new wells were drilled in Canada in 2004.  CAPP also believes that Canada has a significant potential in emerging resources such as natural gas from CBM. KCP estimates that while approximately 50% of wells are suitable for measurement with KCP's products, only a small portion are customers.  As production declines in Western Canada, management of KCP believes that KCP will maintain its growth, as customers will seek KCP's tools to enhance current production wells, and to reactivate abandoned wells. In addition, exploration and development companies require new data from all wells on an annual basis and will have a use for KCP’s tools.

A number of businesses operate or have operated in the oil and gas measurement sector.  Many of these no longer operate in the sector or have reorganized such that the measurement niche is no longer their core business.  KCP's primary competitor in the field of oil and gas measurement is Lonkar Well Testing Ltd. ("Lonkar"). Management of KCP estimates that Lonkar is currently the larger service provider in the market for this type of service.  Lonkar has, in addition to a dominant market share, a strong capital position. Management of KCP feels, however, that KCP has more advanced proprietary technology, and that this should prove a competitive advantage that will allow it to penetrate the market. It should be noted that since some of the market is currently untapped, it is possible that new competitors may enter the market.  Management of KCP feels, however, that its products and services are more advanced than those of its competition or any other potential competitor.  Management of KCP intends to keep KCP at the technological forefront of the sector by continuous research and development and continuous improvements of existing products and services.  Management of KCP believes that the dedication of KCP to continuous technological advancement will give it a competitive advantage.

Management of KCP feels that KCP’s market acceptance for its tools and services is growing as its products become more frequently utilized.  However, no market testing or surveys have been carried out with respect to market acceptance of KCP's tools and services.

KCP's tools and services are not affected by any market controls or regulations directly.  However, since KCP's clients and target clients, as exploration and drilling companies, are subject to regulatory control, it may be anticipated that any future significant changes to the oil and gas regulatory scheme may have an indirect effect on Amalco’s ability to market its products and services.

The oil and gas industry as a whole is affected by seasonal variation.  Wet weather can significantly impede the operations of players in all sectors of the industry.  If exploration and development operations are impeded by wet weather or other seasonal weather conditions, it may be expected that sales of Amalco’s products and services will be negatively affected.  See "Risk Factors".

Marketing Plans & Strategy

KCP's sales strategy to date has been driven primarily by personal contacts with senior management.  These contacts are derived from previous work projects.  It is anticipated that Amalco will continue to use this strategy,  however, a number of supplemental marketing methods have been contemplated.  These include referral fees, company brochures, exhibits at trade shows in Calgary, advertisements in industry magazines, and a company website.  Amalco may also employ a commissioned sales person or contact engineering officers at targeted companies by telephone.  In addition to pursuing and securing new accounts, Amalco will focus on widening existing accounts.

There have been no major costs associated with KCP's sales strategy to date and KCP has traditionally operated at full capacity.  The following table provides an estimated annual cost for selected contemplated supplemental marketing strategies, if pursued.

Breakdown of Costs

Strategy	Cost ($)
Referral Fees	$1,000
Company Brochures	$1,000
Trade Show Exhibits * Calgary	$3,000
Magazine Advertisements	$5,000
Website Maintenance	$2,000
Commissioned Sales Person	$20,000

KCP's prices are negotiated for the job, depending on location, complexity, nature of the service and availability. Some jobs may require some design and investigation before proceeding. Rental of gauges over time is based on accepted rental rates in the industry.  After sales service, maintenance and warranties are not a significant competitive factor in this market segment.

Selected Consolidated Financial Information and Management's Discussion and Analysis

Date

This management discussion and analysis is presented as of August 31st, 2005. All dollar figures stated herein are expressed in Canadian dollars, unless otherwise specified.  This discussion includes certain statements that may be "forward-looking statements".  Readers are advised not to place undue reliance on such statements.  See "Cautionary Statement Concerning Forward - Looking Information".

Overall Performance

For the fiscal year ending August 31, 2005 (YE2005), the overall performance of KCP was as expected. KCP’s sales increased to $933,441, an increase of  2.4 times YE2004. The increase in sales was mostly from the availability of additional equipment. Assets for YE2005 remained mostly constant over YE2004. Some cash was converted to equipment during the year.

Net loss in YE2005 increased from $197,917 to $862,266. This is mostly from an increase in amortization costs from $68,113 in YE2004 to $553,924 in YE2005, and also from the one time costs of going public. Current liabilities increased from $224,486 to $537,065, mainly because of the financing on the two PID trucks. Long term financial liabilities decreased from $131,340 from YE2004 to $31,962. Debt in the amount of $1,101,394 was convertible debt on the balance sheet of CRC. Except for approximately $212,000 this was converted to shares of CRC as at the date of this Information Circular.

For the year ended August 31, 2004 ("YE2004"), the overall performance of KCP was lower than expected.  KCP's sales dropped approximately $40,000 from the year ended August 31, 2003 ("YE2003") to $381,000 in YE2004.  This lower performance is attributable to an unusually wet year which reduced access to wells, resulting in lost revenue.  In addition, time, effort and expenditures ($163,000) were spent raising capital and readying KCP to be publicly listed.  This resulted in lost sales opportunities, reduced sales, increased expenses and increased amortization, resulting in a loss for the YE2004 of $178,000 as compared to an income in YE2003 of $47,000.  Notwithstanding KCP's declining revenue, assets of the company increased to $2.5 million at August 31, 2004, from $152,000 at August 31, 2003.  This increase was attributable mostly to KCP's financing activities and acquisitions.

During Years 2004 and 2005, KCP raised $1,691,685 through private placements of 3,759,300 KCP Shares.  No funds were raised in this manner in the YE2003.  KCP is now in a position where it is able to service major clients   KCP is in a strong working capital position going forward.

Outlook

With strong oil and gas prices, the oil and gas industry in Alberta continues to expand.  Consequently the demand for KCP's tools and services continues to expand.  Because most of KCP's customers' wells are located in areas of limited access due to wetness, access can be limited until permafrost has set in.  Therefore during periods of warm wet weather, lack of access can adversely affect KCP's profitability.  KCP is striving to minimize this effect by obtaining contracts in areas not as vulnerable to wet weather.  KCP feels that given the regulatory environment, which calls for increased testing, the requirements for KCP's services should continue to grow.  KCP's ability to test wells remotely, and have the test results forwarded automatically by satellite to the monitoring station, should also create greater demand.

Selected Annual Information

The following table sets forth financial information for KCP for each of three most recently completed financial years.  Such information is derived from the audited financial statements of KCP and should be read in conjunction with such financial statements (see Appendix “C”– Annual Financial Statements of KCP and the additional information set out under this heading "Selected Consolidated Financial Information and Management’s Discussion and Analysis”).

	August 31, 2005	August 31, 2004 ($)	August 31, 2003 ($)	August 31, 2002 ($)
Revenue	933,441	380,606	420,314	129,377
Net Income (loss)	(862,266)	(197,917)	38,789	15,787
Net Income (loss) per share (basic)	0	0	0	0
Net Income (loss) per share (diluted)	($.04)	($0.02)	$387.89	$157.87
Total Assets	2,003,032	2,484,614	151,820	81,637
Long term financial liabilities	1,174,241	211,640	47,672	49,422

Amortization	553,924	68,113	9,204	N/A

Note:

(1)

This financial data has been prepared in accordance with Canadian GAAP

(2)

Per share amounts have been calculated based on the weighted-average number of KCP Shares outstanding.  The weighted average number of shares outstanding for August 31, 2005 is 22,170,114, August 31st, 2004 is 10,976,963 and for August 31st, 2003 it is 100.  The 2005 and the 2004 numbers also include some one-time costs of going public.

(3)

Effective January 1st, 2004, KCP acquired from a group of individuals, one of whom was a shareholder of KCP the PID Technology.  This modeling system provides information to the engineers and geologists so they can finish the wells at a higher production level than traditional analyses.  Consideration consisted of 14,966,270 KCP Shares.  As this related party transaction did not result in a substantive change in the ownership interest of the technology, the technology has been recorded at the nominal carrying value of $1.

(4)           On June 11, 2004, KCP acquired 100% of the issued and outstanding shares of Zone from an existing shareholder and an unrelated party.  The transaction was recorded at the exchange amount, as the change in ownership interest in Zone was substantive.  Consideration for the acquisition was $782,500 consisting of 1,294,444 KCP shares issued at a deemed fair value of $0.45 per share plus $200,000 in cash.  Assets and sales of Zone are now incorporated under KCP. Zone is now dissolved.

(5)             During 2005, two PID trucks were added to the equipment inventory.

KCP has several significant projects which have not yet generated operating revenue.  For further details of these projects see “Information Concerning KCP – Narrative Description of the Business- Tools”

Factors that caused a change in the relationship between costs and revenue included in addition to those mentioned above are:

•

Expansion of the business, including office costs, accounting and legal costs, and administrative costs; and

•

Commencing July 2004, costs on equipment such as PID trucks that were not available until mid 2005.

•

Increased amortization costs

The future performance of KCP is expected to be materially affected by the amalgamation and by the general market for oil and gas.  The amalgamation, once successfully completed, will give KCP additional access to the capital markets, thereby allowing for expansion.  KCP’s new sales are expected to be affected by inflation and specific targeted marketing practices as mentioned in this Information Circular.  The amalgamation will be an unusual or infrequent event or transaction and no further transactions of a similar nature are contemplated at this time.

Liquidity

KCP expects to be able to generate sufficient amounts of cash and cash equivalents, both in the short and long term, to maintain its capacity, meet its planned growth and development activities.  Cash and cash equivalents are expected to come from offerings of CRC securities to the public and sales of KCP’s tools and services to its target customers.

The following table provides information relating to KCP's cash:

Date	Cash on Hand ($)	Working Capital Cash ($)
August 31st, 2005	619,386	619,386
August 31st, 2004	1,229,552	649,552

Long Term Payment Obligations:

	Total	Less than 1 year	1 – 3 years	4 – 5 years	After 5 years
Contractual Obligations	$	$	$	$	$
Long Term Debt	58,314	143,154	308,000	186,870	N/A
Capital Lease Obligations	42,000	42,000	112,000	0	N/A
Operation Leases	600,314	185,154	420,000	186,870	N/A

KCP is not in arrears on the payment of interest or principal payments on borrowing.  KCP is not, nor has it been during the fiscal year ended 2005, in default on any debt covenants.

Capital Resources

In order to earn revenues from the oil and gas industry, KCP must provide equipment to each contract accepted.  If KCP's customer base grows, and use of existing equipment increases, additional equipment may be required.

KCP has taken delivery of the two PID trucks.  One was delivered on February 18th, 2005, the other on March 29th, 2005.

Of the total amount committed, KCP has arranged capital lease financing for the trucks totaling $494,614.  The future commitments for these leases which commenced February 18th, 2005, are included in the Contractual Obligations outlined above.

Off-Balance Sheet Arrangements

Not applicable.

Transactions with Related Parties

KCP borrows funds from its shareholders, directors and employees from time to time in order to meet working capital requirements and to ensure that it is able to pay its liabilities as they come due. As at August 31, 2005, there were no terms for the repayment of the loans and as such, KCP has classified these loans as a current liability.  As at August 31, 2005, the aggregate amount outstanding under these loans was $130..

On January 28, 2004, KCP appointed  Robert Hawkes, as director, is an employee of one of KCP's customers, BJ Services Company Ltd.  Subsequent to his appointment, KCP earned approximately $20,000 of revenues from this customer in the normal course of operations.

During the fiscal year ended August 31, 2004, KCP paid a shareholder, director and officer $43,976 in consulting fees which are included in general and administrative expenses.  During YE2005 this payment was $60,000. This payment was to one individual. Ken Pearson receives, as an employee, $8000.00 per month compensation.

KCP also made two acquisitions from related parties, in respect of the shares of Zone Technologies and in respect of the PID technology.  See “Information Concerning KCP – General Description of the Business – Significant Acquisitions and Dispositions”

Proposed Transactions

See “Information Concerning Amalco”

Critical Accounting Estimates

The cost of the Zone Acquisitions resulted in the accounting of some of the assets acquired as intangible assets and goodwill.  The intangible assets are amortized over the period in which the benefits of such assets are expected to be realized, principally on a straight-line basis.  KCP's policy is to amortize client relationships with determinable lives over four years.  Contract backlog is amortized over the estimated period of completion, generally less than one year.  Technology is being amortized over an estimated life of four years.  Goodwill is not amortized but is evaluated annually for impairment by comparing the fair value of the reporting unit, determined on a discounted after-tax cash flow basis, to the carrying value.  An impairment loss would be recognized if the carrying value of the goodwill exceeds its fair value.

The acquisition of Zone was accounted for using the purchase method and the results of operations from June 11, 2004 are included in these consolidated financial statements.  The fair value of the net assets acquired is summarized as follows:

$
Cash	43,954
Accounts receivable	21,414
Property, plant and equipment	48,000
Zone Technology	277,000
Backlog	196,600
Customer relationships	184,000
Goodwill(1)	138,155
909,123

Accounts payable and accrued liabilities	4,407
Income and commodity taxes payable	36,016
Future income tax liability	86,200
126,623

Net assets acquired	782,500
Cash consideration	200,000
Share consideration	582,500
Purchase price	782,500

Note:

(1)

The goodwill is non-deductible for income tax purposes.

Changes in Accounting Policies including Initial Adoption

Not applicable.

Financial Instruments and Other Instruments

Not applicable.

Description of Share Capital of KCP

KCP is authorized to issue an unlimited number of KCP Shares of which, as at the date hereof 22,170,114 KCP Shares are issued and outstanding.

The holders of KCP Shares are entitled to dividends, as and when declared by the KCP Board, to one vote per share at meetings of KCP Shareholders and to share equally in such assets of KCP as are distributable to KCP Shareholders upon liquidation.  All outstanding KCP Shares are fully paid and non-assessable.

There have been no material changes in the share and loan capital of KCP, on a consolidated basis, since the date of the latest comparative financial statements for KCP.

There have been no issuances of KCP Shares since January 1, 2004 except as set out in the following table.   Prior to January 1, 2004 only 100 shares were outstanding.  These shares were issued on incorporation of KCP.

KCP Shares

Date	Number of Shares	Issue Price per Share ($/Share)	Aggregate Purchase Price	Consideration
Previous	100		$100
January 1, 2004(1)	14,966,270	0.030	$1	Assets
January 29, 2004(2)	322,500	0.046	$15,000	Cash
June 11, 2004(3)	2,302,897	0.450	$982,800	Cash
June 11, 2004(4)	1,294,444	0.450	$582,500	Assets

September 23, 2004(2)	1,827,500	0.046	$85,000	Cash
September 27, 2004(5)	1,140,450	0.450	$513,203	Cash
June 30, 2005	315,953	0.45	$142,179	Cash
Total Issuances	22,170,114	-	$2,320,783	-

Notes:

1)

On January 1, 2004, KCP issued 14,966,270 KCP Shares in exchange for the PID technology.  An independent valuation of the PID technology estimated a value of $450,000 at the date of the transaction.  The number of shares issued as a result of the transaction resulted in the ownership interest of the technology remaining the same both prior and subsequent to the transaction.  As there was no substantive change in the ownership interest of the technology, the transaction was recorded at the nominal carrying value of $1.

2)

On January 15, 2004, KCP reached an agreement with unrelated parties to issue 2,150,000 KCP Shares in connection with their commitment to pay certain professional fees.  These parties agreed to pay professional fees to a maximum of $100,000 in connection with KCP developing its business plan.  On January 29, 2004, $15,000 was received and deposited in a trust account with KCP's lawyers and the associated 322,500 KCP Shares were issued to the third parties.  The remaining $85,000 was received on September 23, 2004 and the associated 1,827,500 KCP Shares were issued at that time.

3)

On June 11, 2004, KCP issued 2,302,897 KCP Shares at $0.45 each to qualified investors as part of a private placement closing in exchange for cash consideration of $1,036,302.  Share issuance costs of $53,510 were incurred.  $115,000 is held in trust in a term deposit at the Canadian Western Bank pending completion of the transaction.  $70,000 has been used to repurchase 155,556 shares from two shareholders.

4)

On June 11, 2004, KCP issued 1,294,444 KCP Shares as part of the Zone Acquisition.

5)

On September 27, 2004, KCP issued 1,140,450 KCP Shares for $0.45 each to qualified investors as part of a private placement closing for cash consideration of $513,203.  The funds for these shares had been received prior to August 31, 2004. Share issuance costs are included in (2) above.

6)

KCP issued 315,953 KCP Shares at $0.45 on June 30, 2005.  There were no share issuance costs.

Trading History

None of the KCP Securities are, or have been, posted for trading on any stock exchange.

KCP Principal Security Holders

To the knowledge of the Directors of KCP, no person owns more than 10% of the issued and outstanding Shares of KCP except as set out in the following table.

Name and Address of Shareholder	Number of KCP Shares Presently Held	Percentage of KCP Shares before the Amalgamation(1)
Capital Reserve Canada Projects Ltd. 1530-9th Ave S.E., Calgary, Alberta T2G 0T7	17,335,814	78.2%

 (1) Based on 22,170,114 KCP Shares issued and outstanding.

Executive Compensation

The following table sets out information concerning the total compensation paid, during each of the last three financial years (as applicable), to KCP's Chief Executive Officer and its next four highest compensated executive officers (each a "Named Executive Officer").

					Long-Term Compensation
		Annual Compensation			Awards		Payouts

Name and Principal Position	Year	Salary (4)($)	Bonus ($)	Other Annual Compen- sation ($)	Securities Issueable Under KCP Warrants Granted (#)	Shares or Units Subject to Resale Restrictions ($)	LTIP Payouts ($)	All Other Long-Term Compensation (5) (6) ($)
James Baker(1)	2005	63,880	-	-	-	-	-	-
Chief Executive Officer	2004	43,976	-	-	-	-	-	-

Ken Pearson(2)	2005	104,000	-	-	-	-	-	-
President	2004	100,000	-	-	-	-	-	-

Christina Harris(3)	2005	21,000	-	-	-	-	-	-
	2004	-	-	-	-	-	-	-

Notes:

(1)

James Baker has served as CEO since January, 2004, on a part time basis.

(2)

There is $2,000,000 key person insurance placed on Ken Pearson.

(3)

Christina Harris has served as bookkeeper since January, 2005 part time through a management contract.  The amount is estimated at $21,000 for 2005.

(4)

No cash compensation is planned to outside Directors other than out of pocket expenses.

(5)

KCP has no stock options outstanding.

(6)

KCP does not have a long term incentive plan or pension plan and does not provide retirement benefits to its employees.

Compensation Committee

Decisions with respect to executive compensation are made by the KCP Board as a whole.  Members of the KCP Board who were, during the most recently completed financial year, officers or employees of KCP are Messrs. Ken Pearson and James Baker. Compensation was approved by Messrs. Getty and Hawkes, the two non-management Directors.

Management Contracts

KCP has entered into management contracts with Mr. James Baker, through his management company, and Ms. Christine Harris.  Pursuant to the terms of Mr. Baker’s contract, he receives $5000 per month and is entitled to a 60 day notice period on termination..  Mr. Baker is not entitled to any benefits through his contract.   Pursuant to the terms of Ms. Harris’ contract, she receives $1600 per month and is entitled to additional remuneration at a rate of $100 per hour during audits.  Currently KCP has budgeted $21,000 per year for payments under Ms. Harris’ contract.  The terms of Ms. Harris’ contract do not provide for a notice period on termination or change of control.  Ms. Harris is not entitled to any benefits through her contract. Ken Pearson receives $8000.00 per month as an employee of KCP

Compensation of Directors

Directors are not presently compensated for attending meetings or for out of pocket expenses.  Effective January 1, 2004, KCP granted an aggregate of 1,500,000 KCP Warrants to certain of the directors of KCP.  The following table sets out information respecting such KCP Warrants.

Name of Grantee	Number of KCP Shares That May be Acquired Under Warrants	Exercise Price per KCP Share ($)
Don Getty	1,200,000	0.05
Robert Hawkes	300,000	0.05
Total	1,500,000	0.05

KCP Warrants have been cancelled as of the date of this Information Circular.

 Non-Arm's Length Party Transactions

Within the past five years KCP has not acquired assets or services from an Insider, promoter or member of management except as follows:

(1)

The Zone Acquisition.

(2)

Periodic loans from Mr. Ken Pearson to KCP.  Mr. Pearson loaned the company money from time to time to buy equipment. KCP has since repaid these amounts in full.

(3)

Placement of the key person insurance through Mr. James Baker. This is a $2 million life policy placed on Mr. Ken Pearson.

(4)

The acquisition of the PID Technology.

(5)           Management Contract with James Baker for $5000.000 per month.

Legal Proceedings

KCP is not currently involved in any legal proceedings and KCP's management is not aware of any pending or threatened proceedings.

Corporate Cease Trade Orders or Bankruptcies

No director, officer or shareholder holding a sufficient number of securities of KCP to affect materially the control of KCP is, or has been within the past ten years, a director or officer of any other issuer that, while that person was acting in that capacity, was the subject of a cease trade or similar order, or an order that denied the other issuer access to any exemptions under Canadian securities legislation for a period of more than 30 consecutive days or became a bankrupt,  made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties or Sanctions

No director, officer or shareholder holding a sufficient number of securities of KCP to affect materially the control of KCP has been subject to any penalties or sanctions imposed by a court relating to Canadian securities legislation or by a Canadian securities regulatory authority or has entered into a settlement agreement with a Canadian Securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

No director, officer or shareholder holding a sufficient number of securities of KCP to affect materially the control of KCP, or a personal holding company of any such person has, within the past ten years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such person.

Auditor, Transfer Agent and Registrar

The auditor of KCP is  Henry K Kwok, Suite 312, 8925-51 Ave., Edmonton, AB T6E 5J3.

Material Contracts

Since the date of its incorporation, KCP has not entered into any contracts material to investors in the KCP Shares other than in the normal course of business and than the following:

1.

The Amalgamation Agreement

2.

The Zone Acquisition Agreement.

3.

The PID Acquisition Agreement.

4.

The Share Exchange Agreement between CRC, CRCP, KCP and certain KCP shareholders dated August 12, 2005.

5.

Management contracts for Mr. Baker and Ms. Harris.

Interest of Insiders in Matters to Be Acted Upon

Certain of the directors and officers of KCP are shareholders of CRC pursuant to a Share Purchase and Exchange Agreement entered into as of August 8, 2005 and effective August 12, 2005.

Board Approval

The contents and the sending of this  Information Circular have been approved by the Board of Directors of KCP.

Additional Information

For additional information, KCP Security holders may contact Mrs. Lisa Jacobson at 780-428-6002.

CONSENT LETTER

CONSENT:

Consent of Henry K. Kwok, Chartered Accountant.

I have read the Joint Information Circular (the “Circular”) of Capital Reserve Canada Ltd. (the “Company”) dated December 22nd, 2005 relating to the proposed amalgamation of Capital Reserve Canada Projects Ltd. and KCP Innovative Services Inc.  I have complied with Canadian generally accepted standards for an auditor’s involvement with the Information Circular.

I consent to the use in the above mention Circular of my report to the directors of the Company on the balance sheets of the Company as at August 31st, 2005, 2004 and 2003 and the statements of loss and deficit and cash flows for each of the years in the three year period ending August 31st, 2005.  My report is dated December 12, 2005.

/s/ Henry Kwok

Edmonton, Alberta

Henry K. Kwok Professional Corporation

December 22, 2005

Chartered Accountant

PART IV

INFORMATION REGARDING CRCP AND CRC

Name and Incorporation

CRCP

CRCP was incorporated on August 2, 2005 in the Province of Alberta for the sole purpose of effecting an acquisition with KCP.

CRC

General Development of the Business

Capital Reserve Canada Limited (“CRC””) was incorporated on December 8, 1999 as a private corporation under the Business Corporations Act (Alberta, Canada).  On January 15, 2003, CRC amended its articles of incorporation to enable it to be a public company under the laws of the Province of Alberta.  On May 28, 2003, we amended its Articles of Incorporation to forward split its issued and outstanding shares of Class A common stock on the basis of 2000 shares for every 1 share held.  From the date of incorporation to November 1, 2004, CRC was a wholly owned subsidiary of FACT Corporation.  On November 1, 2004, FACT Corporation distributed the shares of CRC to the FACT shareholders and to a creditor and CRC was no longer a subsidiary of FACT.  (See below under “SPIN OFF FROM FACT CORPORATION”).

CRC’s offices are located at 1530-9th Avenue S.E., Calgary, Alberta, T2G 0T7, Canada, (403) 693-8000.  CRC acts as its own agent for service in Canada.

On March 1, 2000, FACT Corporation, through CRC, purchased a 5% interest in a producing oil and gas property in Alberta Canada from Stone Canyon Resources Ltd.  FACT Corporation issued a total of 817,050 common shares at a deemed price of $0.50US per common share which CRC booked as an inter-company loan in the amount of $408,525 ($600,000CDN).  The deemed price of $0.50 per share was agreed to with Stone Canyon based on an offering being undertaken by FACT Corporation at the time which was priced at $0.50 per share.  The cost of the acquisition was based on an evaluation by an independent oil and gas consultant to be $612,788 (CDN $900,000), and was paid by way of $204,263 (CDN$300,000) in cash and in 817,050 shares of Class A common stock of FACT Corporation, at a deemed price of $0.50 per share. Stone Canyon Resources Ltd. was an independent party from both CRC and FACT Corporation at the time of the transaction.

The cash portion of the acquisition  was provided from the draw down of $204,263 (CDN$300,000) from a stand-by operating line of credit at an annual interest rate of the Bank of Canada's prime rate plus 1% provided to CRC by the Alberta Treasury Branches. The line of credit was secured by a floating charge debenture over all of CRC’s assets, which means that the lender had a security interest in all of CRC’s assets in an amount equal to the current amount owed under the line of credit.

The property was operated by Hornet Energy Ltd, a division of Compton Petroleum Corporation, a company located in Calgary, Alberta, Canada.  Hornet Energy Ltd. was an independent party from CRC.

Production from this property initially met the payment obligations to the Alberta Treasury Branches and provided some working capital for CRC.  However, CRC participated in the drilling of a well on this property which was unsuccessful and the cash flow from the property was used to pay down the drilling obligations.  During 2002 and the first quarter of 2003 this property was not producing sufficient cash flow to pay the drilling obligations and the ongoing payments required under the loan with the Alberta Treasury Branches, therefore the Board of Directors determined to sell the property to pay off the loan to Alberta Treasury Branches and to retire the debt owed to Hornet Energy Ltd. from operations.   On May 15, 2003, CRC sold this property to Hornet Energy Ltd. for CDN$150,000.00 or approximately US$113,920.  The funds received paid off the above noted loan with Alberta Treasury Branches in full, funded the drilling of an exploration well in Montana (discussed below in the immediately subsequent paragraph) and paid down a total of $57,526 of the intercompany debt with FACT Corporation.

On June 10, 2003 CRC executed an agreement with FACT Corporation and Terra Nostra Technology Ltd. whereby it acquired an interest in certain oil and gas leases held in Rosebud and Garfield Counties, Montana which had previously been sold by FACT Corporation to Terra Nostra Technology Ltd. (previously Terra Nostra Resources Ltd.)  (“Terra Nostra”) for consideration of 40,000 shares of Terra Nostra, a 5% gross overriding royalty on any and all revenues generated from hydro carbon production volumes obtained from the lease lands.  The agreement between Terra Nostra and FACT Corporation was also conditional on Terra Nostra assuming and fulfilling all funding obligations in regard to the first well to be drilled on the Leases.  Terra Nostra advised FACT Corporation that it would not be funding the drilling of the well and therefore FACT Corporation demanded return of the leases.  Under the terms of the agreement FACT Corporation did not have an obligation to return the 40,000 shares of Terra Nostra, however, Terra Nostra offered to transfer to FACT Corporation its interest in the  additional leases located in Washington County, Colorado in exchange for the 40,000 restricted shares of Terra Nostra.  FACT Corporation agreed to the offer as presented and transferred title to the additional leases located in Washington County, Colorado and the Montana leases to CRC in exchange for an agreement to pay $10,000. W. Scott Lawler, a director of both FACT Corporation and CRC was a shareholder in Terra Nostra Technology Ltd. at the time of the transaction.  CRC received the properties in consideration of an agreement to pay to FACT Corporation the amount of $10,000.  Presently the $10,000 is carried on the books of FACT Corporation as   a part of the promissory note issued by the Company to FACT Corporation as at November 1, 2004. (See “SPIN OFF” below under this Item 4).  As part of the agreement with FACT Corporation and Terra Nostra Technology Ltd., CRC also took ownership of a small producing oil and gas well in Colorado, known as the Kejr leases.   CRC expended a total of $6,181 for the drilling of an exploration well on the Montana leases during July, 2003.  The well was a dry hole.  The operations of the Kejr leases were unprofitable during 2004 and the operator of the Montana leases was recommending that the leases be dropped as they came up for renewal and did not recommend any new drilling targets on the Montana leases.  Therefore, the management of CRC determined to divest itself of the Kejr leases and the Montana leases.  On December 23, 2004, effective as of December 1, 2004, CRC entered into an agreement with Stone Canyon Resources Inc. (“Stone Canyon”) whereby CRC transferred all rights and interest in and to the Kejr and Montana leases in exchange for Stone Canyon assuming all current liabilities and any future liabilities for the Kejr and Montana leases.

On August 12, 2005, pursuant to a Share Exchange Agreement, CRC acquired, through its wholly owned subsidiary, Capital Reserve Canada Projects Ltd., a 78.2% ownership in KCP Innovative Services Inc. from certain shareholders of KCP.

SPIN OFF FROM FACT CORPORATION

CRC filed a registration statement on Form 20-F pursuant to a decision by the Board of Directors of FACT Corporation to divest itself of its non-core business assets and investments.  CRC’s oil and natural gas holdings no longer fit with FACT Corporation's primary business focus which is the functional food industry.

On November 1, 2004, FACT Corporation issued for distribution a total of 1,604,919 Class A Common shares to the FACT Corporation stockholders on a basis of one (1) share of Capital Canada Class A Common Shares for every five (5) shares of Fact Corporation Class A Common Stock held.  All fractional shares were rounded up to a whole share.  All of the shares were held by FACT Corporation since December 8, 1999.

The remaining 395,081 shares of our Class A Common Shares held by FACT Corporation were issued to Ultimate Resort Destinations Inc. (“Ultimate”), in exchange for the release of the CRC Class A Common Shares pursuant to a debenture that Ultimate held over all of the assets of FACT Corporation. During the quarter ended June 30, 2004,  Ultimate agreed to release a total of 2,000,000 Class A Common Shares held by FACT Corporation from the debenture to allow for the spin off of CRC in exchange for the 395,081 shares of CRC.  The shares were delivered to Ultimate on November 1, 2004 by FACT.

BUSINESS OVERVIEW

CRC is an Alberta, Canada Corporation formed in December 1999 to locate and acquire producing oil and gas assets in Canada.  CRC disposed of its Canadian oil and gas production on May 15, 2003, which consisted of a 5% interest in a field located in Alberta.  CRC divested of its interests in oil and gas exploration and development leases in Montana and a producing oil and gas property located in Colorado effective as of December 1, 2004.

On August 12, 2005, pursuant to a Share Exchange Agreement, CRC acquired, through its wholly owned subsidiary, Capital Reserve Canada Projects Ltd., a 78.2% ownership in KCP Innovative Services Inc. from certain shareholders of KCP.

Disclosure of Oil and Gas Operations:

Reserves Reported to Other Agencies:

CRC did not report any reserves to other agencies since the beginning of the last fiscal year.

Production:

Following is a table showing production data for the last three fiscal years:

Average Sales Price
2004		2003		2002
Oil per BOE	Gas per BOE*	Oil per BOE	Gas per BOE*	Oil per BOE	Gas Per BOE*

36.00	0	36.06	32.69	23.02	15.99

Average Production Cost
2004**		2003		2002
Oil and Gas per BOE*		Oil and Gas per BOE*		Oil and Gas per BOE*

22.92		11.45		7.62

Net Production (less royalties)
2004		2003		2002
Oil BOE's	Gas BOE's*	Oil BOE's	Gas BOE's*	Oil BOE's	Gas BOE's*

75	0	423	596	1,635	2,428

* 6 mcf of gas equals one barrel of oil

** The Average Production costs for 2004 include costs of production while the wells were shut in and not operational which substantially impact on the cost of production.  Average production costs only related to the barrels produced are $13.75 per BOE.

Productive Well and Acreage as of December 31, 2004:

As at December 31, 2004, CRC had no producing wells due to the disposition of the Kejr leases effective December 1, 2004.

Developed Acreage as at December 31, 2004:

As at December 31, 2004 CRC had no developed acreage due to the disposition of the Kejr leases effective December 1, 2004

.

Undeveloped Acreage as at December 31, 2004:

As at December 31, 2004, CRC  had no undeveloped acreage due to the disposition of the Montana leases effective December 1, 2004.

Drilling Activity:

There were no development wells drilled during the last three fiscal years.

CRC participated in the drilling of an exploratory well during 2003 on the Montana Leases.  The well was a dry hole.

Present Activities:

CRC disposed of its non-profitable Kejr wells and its Montana leases effective December 1, 2004.  On August 12, 2005 CRC, through it’s wholly owned subsidiary, Capital Reserve Canada Projects Ltd.  acquired a 78.2% interest in KCP from five shareholders.

Delivery Commitments:

CRC does not have any delivery commitments or any short or long term contractual obligations.

ORGANIZATIONAL STRUCTURE

CRC has one wholly owned subsidiary, Capital Reserve Canada Projects Ltd. which holds 78.2% of the total issued and outstanding shares of KCP Innovative Services Inc.

PROPERTY, PLANTS AND EQUIPMENT

Our principal corporate and administrative offices are located at 1530-9th Avenue S.E. Calgary, Alberta, Canada and to date have been provided free of charge to us by International Securities Group Ltd., a company owned by one of our past directors.  We expect to move our offices to the offices of KCP commencing January 1, 2006.

OPERATING AND FINANCIAL REVIEW AND PROSPECTS

OPERATING RESULTS (IN US DOLLARS)

During the fiscal year ended December 31, 2004, we earned $2,089 in petroleum and natural gas revenue, compared to $30,583 for the fiscal year ended December 31, 2003.  We also earned $48,270 in rental income for the fiscal year ended December 31, 2004, compared to $34,609 in rental income for the fiscal year ended December 31, 2003.  The decrease in petroleum and natural gas revenue was due to the decrease in revenues from the Kejr leases and the divestiture of our Alberta oil and gas producing property during 2003. The increase in rental income was due to an increase in the rate to our sub-tenants. Our operating expenses in fiscal year 2004 increased to $52,921 from $34,679 in fiscal year 2003.  The increase was due to an increase in rental costs to $28,282 for 2004 from 23,983 in 2003 and a loss on disposal of assets of $16,481 in 2004 from the disposition of our oil and gas leases as compared to a gain in disposal of assets of $27,804 for the year ended 2003 due to the sale of our Alberta oil and gas leases.    Our administrative expenses decreased to $6,682 in 2004 from $10346 in 2003 due to reduced activity during year 2004 as the Company was not actively pursuing additional acquisition opportunities and the increases costs in 2003 due to the legal fees for the spin off from FACT Corporation.

The Company realized a net loss in year 2004 of $1,671 compared to net earnings for year 2003 of $27,646.  As noted above, the gain is primarily due to the divestiture of our primary oil and gas asset in May 2003 and the loss is primarily due to a loss on disposal of our oil and gas leases during 2004.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2004, we had total assets of $12,109 compared to total assets of $31,797 as of December 31, 2003.   The reduction in total assets is related to the sale of the Company's oil and gas assets in 2004.

As of December 31, 2004, we had a working capital deficit of $664,530, compared to a working capital deficit at December 31, 2003 of $668,951.  As of December 31, 2004, our accumulated deficit was $641,556, compared to an accumulated deficit of $639,885 as of December 31, 2003.

We financed our operations during fiscal year 2004 with loans from our parent corporation, FACT Corporation and with revenues from our rental property.  As at the year ended December 31, 2004, FACT Corporation had spun off the shares of our Company and we entered into negotiations on the loans.  The loans as at December 31, 2004 were non-interest bearing with no fixed terms of repayment.  As of the date of this report, we have entered into a convertible debenture with FACT Corporation in the principal amount of $662,059 convertible for a period of two years from July 1, 2005 at $0.05 per share.  We have agreed to accrue interest on the loan back to the initial date of the loan which was March 1, 2000 at the rate of Bank of America prime plus 1% compounded annually.  If not converted the note plus accrued interest will be due on June 30, 2007.    We received cash from operations of

$12,472 and used cash from investing activities of $1,862.  The Company does not have sufficient revenue from its rental properties to meet its present capital requirements, and the Company will be required to raise additional monies to affect its business plan. The Company will seek to find investment capital from existing shareholders either by way of equity or loans or to source new capital.  There is no guarantee that the Company will be successful in its fund rising.

The Company had current assets of $10,526 as at December 31, 2004 which consisted of cash of $2,408, accounts receivable of $1,559 and loan receivables of $6,559 as compared to current assets of $11,832 comprised of cash of $3,920 and accounts receivable of $7,912 and no loan receivable at December 31, 2003.

OPERATING RESULTS AS AT SEPTEMBER 30, 2005:

Please see the financial information under KCP in Part IV above. On August 12, 2005, KCP became a 78.2% subsidiary of CRCP which is 100% owned by CRC.

MATERIAL CAPITAL COMMITMENTS

As of the date of this information circular we have  an outstanding  convertible debenture with LFC Corporation in the amount of $212.892US which was assigned to LFC on November 18, 2005 .  The debenture is convertible for a period of two years from July 1, 2005 at $0.05 US per share.  Interest is accrued at  the rate of Bank of America prime plus 1% compounded annually.  If not converted the note plus accrued interest will be due on June 30, 2007

OFF-BALANCE SHEET ARRANGEMENTS

CRC has no off-balance sheet arrangements.

DISCLOSURE OF CONTRACTUAL OBLIGATIONS

CAPITAL RESERVE CANADA LIMITED AS AT SEPTEMBER 30, 2005
DISCLOSURE OF CONTRACTUAL OBLIGATIONS
	Payments due by period
CONTRACTUAL OBLIGATIONS	Total	Less than one year	1-3 years	3-5 years	More than 5 years
Convertible Loans	212,892		212,892	-	-

CRC has a convertible debt obligation to LFC Corp. which bears interest at U.S. prime plus 1% per annum.  The debt is convertible into shares of CRC at $0.05US per share.  The note is due June 30, 2007.

DIRECTORS AND SENIOR MANAGEMENT

The following table sets forth the names and ages of CRC’s current directors and executive officers, the principal offices and positions held by each person and the date such person became a director or executive officer.   CRC’s executive officers are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers, and no persons have been elected as a director or officer at the request of any shareholders, customers, suppliers, or others.

Name	Age	Title	Date
James Baker	57	President and Director	August 12, 2005
Ken Pearson	54	Director	August 12, 2005
Jacqueline R. Danforth	33	Director and Secretary/Treasurer	September 3, 2002

Ken Pearson, President and a Director

Mr. Pearson has 35 years experience in the oil and gas industry.  He has spent 11 years directly in the Research and Development of high performance methodology to enhance measurement devices and the resulting information from those devices.  He is trained on full-bore tools, drill stem testing and telemetry tools for case holes and has developed many measurement devices.

James Baker, Chief Executive Officer and a Director

Mr. Baker was awarded a Masters in Business Administration from Queen's University in 1974 and a Bachelor of Engineering Degree from the Nova Scotia Tech (Dalhousie) University in 1970.  He is an investment consultant and prior thereto between 1997 and October 2002, he was an investment advisor with a national investment dealer which is a member of the Investment Dealers' Association of Canada.  Prior thereto between 1988 and 1997 he was President of Projex Corp Ltd., a project management company.  Mr. Baker has been acting CEO of KCP since January 1, 2004.  He has recently completed the TSX Success workshop.

Jacqueline R. Danforth, Secretary/Treasurer and Director

Ms. Danforth has been a member of our Board of Directors since September 3, 2002. Ms. Danforth has spent the past several years in the employ of publicly traded companies providing management, administrative and accounting services. She has been a member of the Board of Directors and the President of FACT Corporation, a public corporation engaged in the business of functional foods, since August 7, 2001. Ms. Danforth has been a director and Secretary-Treasurer of Food and Culinary Technology Group Inc., FACT Corporation's primary operational subsidiary, since its acquisition by FACT Corporation on November 7, 2001. Ms. Danforth became President of Food and Culinary Technology Group Inc. on July 22, 2002.  Ms. Danforth was the Secretary, Treasurer and a member of the Board of Directors of Synergy Technologies Corporation, an oil and gas technology company, from December 1997 to June 2001. During her tenure at Synergy Technologies, Ms. Danforth was a member of Synergy's Audit Committee; and a director of Synergy's operating subsidiaries, Carbon Resources Ltd., SynGen Technologies Limited, and Lanisco Holdings Limited. Ms. Danforth also currently serves as the President and a  Director of Texas T Minerals Inc., a publicly traded Alberta corporation operating in the mining industry, as well as on the Board of Directors of Texas T Petroleum Ltd. and Texas T Petroleum Inc., private companies operation in the oil and gas industry.  On May 6, 2005, Ms. Danforth also was appointed President and a director of Stone Canyon Resources Inc., a wholly owned subsidiary of Stone Canyon Resources Ltd., a company operating in the oil and gas industry. She is the President and sole director of Argonaut Management Group, Inc., a private consulting company.  Ms. Danforth handles the administration of the Company and overseas the financial statement preparation.

None of our directors has been involved in any bankruptcy or criminal (excluding traffic violations and other minor offenses) proceedings. None of our directors is subject to any order, judgment or decree related to his involvement in any type of business, securities or banking activities or has been found to have violated a federal or state securities or commodities law.

COMPENSATION

The following table sets forth the compensation paid to our directors and members of our management group for the  fiscal year ending Dec. 31, 2004. No executive officer of Capital Reserve Canada Limited earned a salary and bonus for such fiscal year in excess of CDN$100,000.

	Annualized Compensation			Long Term Compensation
Name and Principal Position	Year	Salary (CDN$)	Bonus (CDN$)	Securities Under Options to be Granted (#)	Long Term Incentive Plan Payouts (CDN$)	All other Compensation (CDN$)

N. Des Smith President & Director	2004	-	-	-	-	-

N. Des Smith President & Director	2003	-	-	24,000	-	-

James F. Marsh President & Director	2002	3,000	-	-	-	-

Jacqueline Danforth Director	2002	-	-	-	-	-

W. Scott Lawler Director & Secretary Treasurer	2002	-	-	-	-	-

CRC has not paid any other compensation to any other members of its management, administrative or supervisory bodies.

Compensation of Directors

No directors receive any form of compensation in their capacity as directors of CRC, save for Mr. Smith, who has been granted an incentive stock option as disclosed above.

BOARD PRACTICES

Members of CRC’s Board of Directors are elected annually at the Annual Shareholders' Meeting and hold the position until the next Annual Shareholders' Meeting or until his successor is duly elected and qualified.  CRC has not entered into any formal service contracts with any of our directors. On August 12, 2005, Mr. Lawler and Mr. Smith resigned and Mr. Pearson and Mr. Baker were appointed to the Board of Directors.

CRC does not have any standing audit, nominating, or compensation committees of the Board of Directors.  CRC’s executive officers are elected annually by its Board of Directors and hold such positions until the following year or until his successor is duly elected by the Board of Directors.

EMPLOYEES

CRC had no employees to date and until November 1, 2004 it relied on the employees of CRC’s then parent corporation, FACT Corporation, to undertake all of the day to day operational duties.  FACT Corporation supplied a total of two accounting staff and one secretarial staff member to CRC over the last three fiscal years on a part time basis, with an average of approximately one day per week for each FACT Corporation employee being spent on the business of CRC.  All of the employees were located at FACT and CRC’s offices in Calgary, Alberta Canada.  From November 1, 2004 to present, CRC relied on the employees of International Securities Group Ltd., a company owned by one of our directors to undertake the day to day operations duties.  The employees were located at the offices of International Securities Group Ltd. and CRC in Calgary Alberta.

SHARE OWNERSHIP

The following table sets forth information, as of December 1, 2005, with respect to the beneficial ownership of Capital Reserve Canada Limited's Class A common stock by each of CRC’s officers and directors, and by the officers and directors of CRC as a group. Information is also provided regarding beneficial ownership of Class A common stock if all outstanding options, warrants, rights and conversion privileges are exercised and additional shares of Class A common stock are issued.

TITLE OF CLASS	BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)

Class A Common	Ken Pearson, director of Capital Reserve Canada Ltd., director of Capital Reserve Canada Projects Ltd. and President and director of KCP Innovative Services Inc.	8,585,814 Class A common shares held directly	24.66%

Class A Common	James Baker, CEO, President and directors of Capital Reserve Canada Ltd., CEO and director of Capital Reserve Projects Ltd. and CEO and director of KCP Innovative Services Inc.	4,000,000 Class A common shares held indirectly(2)	11.49%

	All Officers and Directors as a group	12,585,814 Class A common shares	36.15%

(1) Based on  34,810,814 shares of Class A Common Stock issued and outstanding.

(2) Mr. Baker is the beneficial owner of Projex Corporation Ltd. which holds these shares.

MAJOR SHAREHOLDERS AND RELATED PARTY TRANSACTIONS

MAJOR SHAREHOLDERS

The following table sets forth information, as of December 1, 2005; with respect to the beneficial ownership of Capital Reserve Canada Limited's Class A common stock by each person know to be the beneficial owner of more than 10% of the outstanding Class A common stock.   Information is provided regarding beneficial ownership of Class A common stock if all outstanding options, warrants, rights and conversion privileges are exercised and additional shares of Class A common stock are issued.

TITLE OF CLASS	BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)

Class A Common	Ken Pearson	8,585,814 Class A common shares held directly	24.66%

Class A Common	James Baker	4,000,000 Class A common shares held indirectly(2)	11.49%

Class A Common	Seven Seas Enterprises Ltd.	3,551,000 Class A common shares held directly	10.20%

(1)  Based on 34,810,814 shares of Class A common stock.

(2)  Mr. Baker is the beneficial owner of Projex Corporation Ltd. which holds these shares.

(3)  Mr. Mark Hulse is the officer and director of Seven Seas Enterprises Ltd.

RELATED PARTY TRANSACTIONS

During the quarter ended June 30, 2003, CRC executed an agreement with FACT Corporation and Terra Nostra Technology Ltd. whereby CRC acquired an interest in certain oil and gas leases held in Rosebud and Garfield Counties, Montana which had previously been sold by FACT Corporation to Terra Nostra Technology Ltd. (previously Terra Nostra Resources Ltd.). At the time of the transaction, FACT Corporation was CRC’s sole shareholder. Moreover, W. Scott Lawler, a director of FACT Corporation and CRC was a shareholder in Terra Nostra Technology Ltd. at the time of the transaction.  CRC received the properties in consideration of an agreement to pay to FACT Corporation the amount of $10,000.  As part of the agreement with FACT Corporation and Terra 4Nostra Technology Ltd., CRC took ownership of a small producing oil and gas well in Colorado.

Related party loans were retired by the issuance of shares of FACT Corporation during the quarter ended September 30, 2003.

During the fiscal year ended December 31, 2003, CRC was charged consulting fees totaling $3,539 by International Securities Group Ltd., a company controlled by W. Scott Lawler, a director of CRC.

During the fiscal year ended December 31, 2004, CRC was charged fees totaling $223 and reimbursement of expenses totaling $1,923 by International Securities Group Ltd., a company controlled by a W. Scott Lawler, a director of CRC, a total of $2,368 remained unpaid as at the year ended December 31, 2004.

During the fiscal year ended December 31, 2004, CRC advanced an amount of $6,559 to Wall Street Investments Ltd., a wholly owned subsidiary of FACT Corporation.

During the fiscal year ended December 31, 2004, FACT Corporation transferred a total of 395,081 shares of CRC held by FACT Corporation to Ultimate Resort Destinations Inc. in exchange for Ultimate agreeing to release the shares of CRC held under a debenture agreement with FACT Corporation.

On July 1, 2005, CRC entered into two convertible promissory notes with FACT Corporation in the amount of $152,997.03CDN and $533,527.44USD.    Two directors of CRC were also directors of FACT Corporation at the time of the transaction.

On November 22, 2005, FACT Corporation assigned its rights in certain convertible promissory notes to various parties, one of the parties was Ken Pearson, a director of CRC.  On November 23, 2005, Mr. Pearson converted his note for 1,000,000 shares of CRC at $0.05US per share pursuant to the terms of conversion.

EXCHANGE CONTROLS

There are no governmental laws, decrees, regulations or other legislation of Canada that may affect the import or export of capital for use.

Other than the withholding of any taxes due under the terms of specific treaties between countries on dividends paid to shareholders of CRC there are no restrictions on the remittance of dividends, interests or other payments.

SELECTED FINANCIAL INFORMATION

The following tables show selected financial information related to CRC  for the fiscal years indicated and the nine month periods ended September 30, 2005 and September 30, 2004.  These tables should be read in conjunction with CRC’s financial statements. Note that audited financial statements up to Dec 31, 2004 are stated in US dollars. The unaudited financial statement to September 30, 2005 is stated in Canadian dollars.

	December 31, 2002 (audited)	December 31, 2003 (audited)	December 31, 2004 (audited)	Nine Month Period ended September 30, 2005 (unaudited)	Nine Month Period ended September 30, 2004 (unadutied)
	($000’s except per share)	($000’s except per share)	($000’s except per share	($000’s except per share)	($000’s except per share)
Revenues	Nil	6	1	37	Nil
Cash flow used in operations	(689)	(577)	(100)	(31)	(214)
Net income (loss)	(1,622)	(889)	(505)	(326)	(349)
Net income (loss) per share
Basic and diluted	(0.15)	(0.06)	(0.03)	(0.02)	(0.02)
Working capital	(254)	(8)	490	9	Nil
Property and equipment	20	Nil	Nil	Nil	Nil
Total assets	20	2,490	3,103	2,378	3,469
Long term debt	Nil	Nil	Nil	Nil	Nil

PRICE RANGE AND TRADING VOLUME OF CRC SHARES

The following table sets forth the monthly high and low closing prices and volumes of the trading of the CRC Shares for the periods indicated.  The CRC Shares trade under the symbol “CRSVF” on the Over the Counter Bulletin Board. ( Stated in US dollars:)

	Price Range		Average Daily Trading Volume
	High	Low

2005
Fourth Quarter	$1.06	$0.10	15,967

Note:

(1)

The shares of CRC first traded on November 18, 2005.

FINANCIAL STATEMENTS OF CRC

Attached as Schedule 4 to this Information Circular are the audited financial statements of CRC for the years ended December 31, 2004, 2003 and 2002 which are stated in US dollars. and the unaudited comparative financial statements of CRC for the nine months ended September 30, 2005 (in Canadian dollars) and September 30, 2004.     ( in U.S. dollars.)

LEGAL PROCEEDINGS OF CRC OR CRCP

Management of CRC is not aware of any legal proceedings, contemplated or actual, involving CRC that could materially affect CRC or CRCP.

AUDITOR AND TRANSFER AGENTS OF CRC

The auditor of CRC is Schwartz Levitsky Feldman, Chartered Accountants, of Montreal, Quebec.  Schwartz Levitsky Feldman, Chartered Accountants has been the auditors of CRC since July, 2005.

Holladay Stock Transfer Inc. is the transfer agent for CRC.  Holladay Stock Transfer’s address is 2939 North 67th Place, Scottsdale, AZ 85251.

BOARD APPROVAL

The content and the wording of this Information Circular has been approved by the board of directors of CRCP and CRC.

SEC-ADDITIONAL INFORMATION

Additional information relating to CRC is found at www.sec.gov

Schwartz Levitsky Feldman  LLP

CHARTERED ACCOUNTANTS

MONTRÉAL, TORONTO, OTTAWA

CONSENT OF INDEPENDENT AUDITORS

We have read the Information Circular (the “Circular”) of Capital Reserve Canada Ltd. (the “Company”) dated December 22, 2005 relating to the proposed amalgamation of Capital Reserve Canada Projects Ltd. and KCP Innovative Services Inc.  We have complied with United States generally accepted standards for an auditor’s involvement with offering documents.

We consent to the use in the above mentioned Circular of our report to the directors of the Company on the balance sheets of the Company as at December 31, 2004 and the statements of loss and deficit and cash flows for the year ended December 31, 2004.  Our report is dated July 10, 2005.

(s) Schwartz Levitsky Feldman LLP

Montreal, Quebec, Canada

December 22, 2005                                                                                            Chartered Accountants

1980, rue Sherbrooke Ouest, 10e étage

Montreal (Québec) H3H 1E8

Tél:  514 937 6392

Fax:  514 933 9710

PART V

INFORMATION CONCERNING CRC POST

AMALGAMATION

Corporate Structure of CRC

Upon completion of the Amalgamation, Amalco will be formed by the amalgamation of KCP and CRCP pursuant to a certificate of amalgamation issued under the provisions of the ABCA.  Amalco will have the name KCP Innovative Services Inc., and will be a wholly owned subsidiary of CRC assuming there are no dissenting shareholders to the Amalgamation.

The head office of CRC will be located at 4304 – 74 Avenue, Edmonton, AB, T6B 2K3 and the registered office of CRC will be located at 2350 Canterra Tower, 400-3rd Ave SW, Calgary, AB T2P 4H3.

Narrative Description of the Business

For a narrative of the business of CRC, and its subsidiary,  see "Information Concerning KCP – Narrative Description of the Business".

The business of CRC will be subject to numerous risk factors, as more particularly described in "Risk Factors".

Description of CRC Securities

CRC is authorized to issue an unlimited number of Class A Common Shares, an unlimited number of, Class B Common Shares, and an unlimited number of First Preferred Shares. At the closing of the Transaction, and assuming the amalgamation herein, CRC will have 39,645,114 Shares outstanding.

Available Funds and Principal Purposes of Funds

The following table sets out information respecting CRC’s sources of cash and intended uses of such cash, in each case from August 31, 2005 through August 31, 2006. The funds are current to August 31, 2005.  The amounts shown in the table are estimates only and are based on the best information available to CRC and KCP as of the date hereof.  The intended uses of such cash and/or CRC’s developmental capital needs may vary based on a number of factors, including the ability of CRC to generate ongoing profits.

Sources	Amount ($)
Cash and cash equivalents at August 31, 2005	637,174
Net Operating Income (Estimated) to August 31, 2006	150,000
Total Sources	787,174

Uses	Amount ($)
Transaction costs (Legal and Accounting)	75,000
Capital expenditures	100,000
Working capital	612,174
Total Uses	787,174

Business Objectives

All operations of CRC will be under taken by its wholly owned subsidiary, Amalco. It is expected that Amalco will accomplish the following business objectives using the funds available to it on closing of the Transaction:

(a)

Purchase additional gauges for $100,000;

(b)

Expand the business. With existing equipment, the business is expected to expand to $5 million annually;

Principal Security Holders

Amalco will be a wholly owned subsidiary of CRC upon completion of the Amalgamation.

The following table sets out the number of CRC Shares to be beneficially owned, directly or indirectly, or over which control or discretion is to be exercised by each person, holding 100% or more after giving effect to the Amalgamation.

TITLE OF CLASS	BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)

Class A Common	Ken Pearson	8,585,814 Class A common shares held directly	22%
Class A Common	James Baker	4,000,000 Class A common shares held indirectly(2)	10.29%

1.  Based on total issued and outstanding shares of 39,645,114.

2.  Held by Projex Corp. Ltd.

Directors, Officers and Promoters

The Directors of CRC are as follows: (The term of office of each director will expire at the next annual general meeting of shareholders of CRC.)

Ken Pearson, Director

Mr. Pearson has 35 years experience in the oil and gas industry.  He has spent 11 years directly in the Research and Development of high performance methodology to enhance measurement devices and the resulting information from those devices.  He is trained on full-bore tools, drill stem testing and telemetry tools for case holes and has developed many measurement devices.

James Baker, Chief Executive Officer and a Director

Mr. Baker was awarded a Masters in Business Administration from Queen's University in 1974 and a Bachelor of Engineering Degree from the Nova Scotia Tech (Dalhousie) University in 1970.  He is an investment consultant and prior thereto between 1997 and October 2002, he was an investment advisor with a national investment dealer which is a member of the Investment Dealers' Association of Canada.  Prior thereto between 1988 and 1997 he was President of Projex Corp Ltd., a project management company.  Mr. Baker has been acting CEO of KCP since January 1, 2004.  He has recently completed the TSX Success workshop.

Jacqueline R. Danforth, Secretary and Director

Ms. Danforth has been a member of our Board of Directors since September 3, 2002. Ms. Danforth has spent the past several years in the employ of publicly traded companies providing management, administrative and accounting services. She has been a member of the Board of Directors and the President of FACT Corporation, a public corporation engaged in the business of functional foods, since August 7, 2001. Ms. Danforth has been a director and Secretary-Treasurer of Food and Culinary Technology Group Inc., FACT Corporation's primary operational subsidiary, since its acquisition by FACT Corporation on November 7, 2001. Ms. Danforth became President of Food and Culinary Technology Group Inc. on July 22, 2002.  Ms. Danforth was the Secretary, Treasurer and a member of the Board of Directors of Synergy Technologies Corporation, an oil and gas technology company, from December 1997 to June 2001. During her tenure at Synergy Technologies, Ms. Danforth was a member of Synergy's Audit Committee; and a director of Synergy's operating subsidiaries, Carbon Resources Ltd., SynGen Technologies Limited, and Lanisco Holdings Limited. Ms. Danforth also currently serves as the President and a  Director of Texas T Minerals Inc., a publicly traded Alberta corporation operating in the mining industry, as well as on the Board of Directors of Texas T Petroleum Ltd. and Texas T Petroleum Inc., private companies operation in the oil and gas industry.  On May 6, 2005, Ms. Danforth also was appointed President and a director of Stone Canyon Resources Inc., a wholly owned subsidiary of Stone Canyon Resources Ltd., a company operating in the oil and gas industry.

She is the President and sole director of Argonaut Management Group, Inc., a private consulting company.  Ms. Danforth handles the administration of the Company and overseas the financial statement preparation.  She presently spends approximately three days (3) per month on the affairs of the Company.

Management

The proposed management of Amalco other than the Board of Directors, is as follows:

Christina Harris CMA CGA, Bookkeeper

Ms. Harris has 25 years experience in both private and public accounting. She earned her CMA designation in 1990 and her CGA in 1996. She also has a degree in Human Resource Management. In 1995, she moved to a public practice as a sole practitioner and then as manager with a CGA firm in Edmonton.  It is anticipated that Ms. Harris will work full time with Amalco.  She will be an independent contractor of Amalco.  Ms. Harris has not entered into non-competition or non-disclosure agreements with KCP and it is not anticipated that she will enter into such agreements with Amalco.

Conflicts of Interest

There are potential conflicts of interest to which the directors and officers of CRC and Amalco will be subject in connection with the operations of CRC and Amalco.  In particular, certain of the directors and officers of Amalco may be involved in managerial or director positions with other oil and gas services companies whose operations may, from time to time, provide financing to, or make equity investments in, competitors of CRC and Amalco.  In accordance with ABCA, directors who have a material interest or any person who is a party to a material contract or a proposed material contract with CRC and Amalco are required, subject to certain exceptions, to disclose that interest and generally abstain from voting on any resolution to approve the contract.  In addition, the directors are required to act honestly and in good faith with a view to the best interests of CRC and Amalco.  Certain of the directors of CRC and Amalco will have either other employment or other business or time restrictions placed on them and accordingly, these directors of CRC and Amalco will only be able to devote part of their time to the affairs of CRC and Amalco.

Other Reporting Issuer Experience

The following table sets out information concerning the involvement of the proposed directors, officers and Promoters of CRC or Amalco  (within the last five years) as directors, officers or Promoters of other reporting issuers.

Name	Name of Reporting Issuer	Position	From	To
Don Getty	Guyanor Resources (TSX)	Director	Feb 1995	Current
	Nationwide Resources (TSX)	Director	July 1997	Current
	Mera Petroleums (TSX)	Director	Dec 1995	Current
	American Eco Corp. (TSX)	Director	Dec 1995	Nov 2001
Jacqueline Danforth	Fact Corp.	CEO, President, Secretary Treasurer and Director	Aug 2001	Current
	Texas T Minerals Inc.	President and Director	Nov 2001	Current
	Templar Resources Corp	President and Director	Nov 2001	Current
	Synergy Technologies Ltd.	Secretary Treasurer & Director	Dec 1997	June 2001
James Baker	Canglobe International Inc. (OTC)	Director	Dec 2004	August 2005

Executive Compensation

The following table sets out information concerning the compensation paid to executive officers of Amalco.

					Long-Term Compensation
		Annual Compensation			Awards		Payouts

Name and Principal Position	Year	Salary (4)($)	Bonus ($)	Other Annual Compen- sation ($)	Securities Issueable Under KCP Warrants Granted (#)	Shares or Units Subject to Resale Restrictions ($)	LTIP Payouts ($)	All Other Long-Term Compensation (5) (6) ($)
James Baker(1)	2005	63,880	-	-	-	-	-	-
Chief Executive Officer	2004	43,976	-	-	-	-	-	-

Ken Pearson(2)	2005	104,000	-	-	-	-	-	-
President	2004	100,000	-	-	-	-	-	-

Christina Harris(3)	2005	21,000	-	-	-	-	-	-
	2004	-	-	-	-	-	-	-

Note:

(1)

James Baker has served as CEO since January, 2004 part time through a management contract.

(2)

There is $2,000,000 key person insurance placed on Ken Pearson.

(3)

Christina Harris has served as Bookkeeper since January, 2005 part time through a management contract. The amount is estimated at $21,000 for 2005.

(4)

No cash compensation is planned to outside directors other than out of pocket expenses.

(5)

KCP has no stock options outstanding.

(6)

KCP does not have a long term incentive plan or pension plan and does not provide retirement benefits to its employees.

Indebtedness of Directors and Officers

None of the directors or officers of KCP or CRC, and none of the proposed directors or officers of Amalco have been indebted to either KCP or CRC at any time during the most recently completed fiscal year of KCP or CRC, as applicable, nor has KCP or CRC guaranteed or otherwise supported the indebtedness of any such person during that period.

Auditor, Transfer Agent and Legal Counsel

The auditor of CRC is Schwartz Levitsky Feldman, Chartered Accountants, of Montreal, Quebec.  Schwartz Levitsky Feldman, Chartered Accountants have been the auditors of CRC since July of 2005.

Holladay Stock Transfer Inc. is the transfer agent for CRC.  Holladay Stock Transfer’s address is 2939 North 67th Place, Scottsdale, AZ 85251.

GENERAL MATTERS

Board Approval

The KCP Board has approved this Information Circular.

The CRC Board has approved this Information Circular. All stock option plans of CRC and KCP have been cancelled as of the date of this information circular.

PART VI

RISK FACTORS

The business of CRC will be subject to numerous risk factors, as more particularly described below.  CRC Shares should be considered highly speculative due to the proposed nature of CRC’s business and the current stage of CRC’s development.  Certain information set out in this Information Circular includes or is based upon expectations, estimates, projections or other "forward looking information".  Such forward-looking information includes projections or estimates made by CRC and its management as to CRC’s future business operations.  While statements concerning forward looking information, and any assumptions upon which they are based, are made in good faith and reflect CRC’s current judgment regarding the direction of its business, actual results will almost certainly vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein.  See "Cautionary Statement Concerning Forward - Looking Information". The following risk factors assume completion of the Transaction

Dependency on Capital Expenditures of Oil and Gas Companies

The demand for CRC’s tools and services will be primarily influenced by current and anticipated commodity prices, particularly oil and natural gas prices.  Weakness in commodity prices may cause CRC’s customers to reduce their capital expenditures as weaker commodity prices result in fewer wells being drilled. Other factors that may affect the demand for CRC’s  tools and services include:

•

the level of development, exploration and production activity of, and corresponding spending by, energy and resource companies, which in turn is affected by conditions such as weather conditions and seasonality government regulation of energy and resource companies; and

•

conditions in the worldwide energy and resources industry.

Periods of diminished or weakened demand for CRC’s tools and services may occur in the future.  In light of these factors, KCP's historical operating results may not be indicative of CRC’s future performance.  In addition, reductions in commodity prices can result in a reduction in the trading prices and value of CRC’s Securities, even if the reduction in commodity prices does not affect its business generally.

Oil and Natural Gas Prices are Volatile

Historically, the markets for oil and natural gas have been volatile, and they are likely to continue to be volatile.  Wide fluctuations in oil and natural gas prices may result from relatively minor changes in the supply of and demand for oil and natural gas, market uncertainty and other factors that are beyond CRC’S control, including:

•

worldwide and domestic supplies of oil and natural gas;

•

terrorist activity;

•

weather conditions;

•

•

the level of consumer demand;

•

the price and availability of alternative fuels;

•

the availability of pipeline capacity;

•

the price and level of foreign imports;

•

domestic and foreign governmental regulations and taxes;

•

the ability of the members of the Organization of Petroleum Exporting Countries to agree to and maintain oil price and production controls;

•

political instability or armed conflict in oil producing regions; and

•

the overall economic environment.

Seasonality

In general, the level of activity in the Canadian oilfield service industry is influenced by seasonal weather patterns.  Wet weather and the spring thaw may make the ground unstable.  Consequently, municipalities and provincial transportation departments enforce road bans that restrict the movement of rigs and other heavy equipment, thereby reducing activity levels.  Additionally, certain oil and gas producing areas are located in areas that are inaccessible other than during the winter months, because the ground surrounding the drilling sites in these areas consists of swampy terrain.  Seasonal factors and unexpected weather patterns may lead to declines in the activity levels of exploration and production companies and corresponding declines in the demand for the tools and services of CRC.

Substantial Capital Requirements and Liquidity

Because the costs associated with further development of our tools and business and our ability to generate revenue will depend on a variety of factors, including our ability to meet our development schedule and customer needs, changes in technology, and the availability of additional funds that may be required to advance and expand our business.  Additional funds, whether through additional equity financing, debt financing or other sources may not be available on terms acceptable to us or at all or may result in significant dilution to CRC Shareholders and a change of control of CRC. The inability to obtain additional funds may have a material adverse affect on CRC’S business, results of operations, and financial condition.

No Guarantee of Profit

Our business is capital intensive and the company has a limited history of operations.  Accordingly, we have little history of profit and there can be no assurance that our future business activities will be profitable.  Since incorporation, we have incurred costs to develop and enhance our tools and services, to establish strategic relationships and to build an administrative organization.  Our ability to operate profitably and generate positive cash-flow in the future will be affected by a variety of factors, including its ability to further develop and test its technology on schedule and on budget, the pace of its entry into its target markets, consumer acceptance of its products, the intensity of the competition experienced by us, the availability of additional capital to pursue our business plans, including development of new products.  An inability to generate sufficient funds from operations will have a materially adverse affect on our business, results of operations and financial condition.

Reliance on Strategic Customer Alliances

A significant portion of our revenues will derive from customers with whom we will have strategic alliances.  For the year ended August 31st, 2005 four of our largest customers, with whom we have strategic alliances, accounted for a significant part of our revenues.  Some or all of KCP's existing strategic customer alliances may not continue or we may not be able to expand existing strategic alliances or establish new ones.  Loss of one or more of our strategic customer alliances or failure to expand its existing strategic alliances could seriously harm our business or slow our growth.

Reliance on Suppliers

We will have to rely on suppliers for additional gauges, trucks and equipment in order to expand, or to replace existing equipment.  The availability of suppliers could affect our ability to expand or to meet its commitments to existing customers.

Stage of Development

Our prospects are subject to all of the risks inherent to a new business.  KCP commenced limited operations in 1996, but was essentially dormant until 2003.  There can be no assurance that we will obtain market acceptance as contemplated in its business objectives and any failure to sell its products or services may have a material adverse effect on our business, results of operations, and financial condition.

Rapid Technological Change

The tool measurement industry is subject to rapid change, and any inability on our part to adapt to such change may have an adverse affect on our business, results of operations and financial condition.  The effect of new developments and technological changes on the business sector in which we will compete cannot be predicted.  Our failure to adapt to any of the above could have a material adverse effect on our business, results of operations, and financial condition.

Competition

We  expect to face, significant competition from other organizations and there can be no assurance that we will be able to compete effectively in our target markets.  In addition, new technologies may emerge that are competitive with our tools and services.  Advances in measurement tools as well as changes in the marketplace and the regulatory and legislative environment are constantly occurring and any such change could have a material adverse impact on us.  We expect that competition will intensify in the future, as our tools and services, and the opportunities presented thereby, become better known.

Need for Innovative Solutions

To achieve its business objectives and obtain market share and profitability, we will need to continually research, develop and refine its tools and services.  Many factors may limit our ability to develop and refine its existing tools and services.  We may also be exposed to marketplace resistance to new tools and services.  Any failure to develop or refine our existing tools and services, or create new tools or offer new services could have a material adverse effect on our business, results of operations, and financial condition.

Intellectual Property

Our success will be largely dependent upon its ability to protect its proprietary technology.  We rely upon copyright law and trade secrets to protect our intellectual property.  We have not to date applied for or obtained any patents or trademarks to protect its intellectual property. Where appropriate, we also enter into non-disclosure agreements with persons to whom we reveal proprietary information.  Any failure to protect our intellectual property could have a material adverse effect on our business, results of operations, and financial condition.

We may have to engage in litigation in the future to enforce or protect its intellectual property rights or to defend against claims of invalidity and we may incur substantial costs as a result.  Any claims or litigation initiated by us to protect our proprietary technology could result in significant expense to us and diversion of the efforts of our technical and management resources, whether or not the claims or litigation are determined in favor of us.

Significant Shareholders

KCP's directors and officers, Messrs. Ken Pearson and James Baker, will own a significant number of CRC Shares after the Transaction.

These shareholders will have the power to significantly influence our affairs and may be able to influence the outcome of matters required to be submitted to shareholders for approval, including the election of directors and the amendment of its articles of incorporation and bylaws.  Assurances cannot be given that such persons will not exercise their influence over CRC in a manner detrimental to the interests of CRC’s Security holders.

Business May Attract Uninsured Liabilities

Our products are used in processes of production of oil and gas.  Though it is unlikely that the products could cause damage, we may be subject to liability for property damage, personal injury or other hazards.  We expect to be insured in accordance with industry standards to address certain of these risks, however, such insurance has limitations on liability that may not be sufficient to cover the full extent of such liabilities.  In addition, such risks may not in all circumstances be insurable.  The payment of such uninsured liabilities would have an adverse effect on our business, results of operations and financial conditions.

Ability to Manage Growth

Responding to consumer demands, expanding into other geographical markets and targeting growth in our business is likely to place significant strains on our administrative and operational resources and increased demands on its internal systems, procedures and controls.  If we experience rapid acceptance of our technology, the need to manage such growth will add to the demands on our management, resources, systems, procedures and controls.  There can be no assurance that our administrative infrastructure, systems, procedures and controls will be adequate to support our operations or that our officers and personnel will be able to manage any significant expansion of operations.  If we are unable to manage growth effectively, our business, operating results, and financial condition will be materially adversely affected.

Personnel Resources

We will be reliant upon its management personnel to anticipate and address consumer demands are upon its technical employees and contractors to provide the company's services.  There can be no assurance that qualified management or technical personnel will be available to us in the future.  The success of our operations and activities will depend to a significant extent on the efforts and abilities of our management and technical personnel.  The loss of services of any of its management or technical personnel could have a material adverse effect on our business, results of operations, and financial condition.

Potential Fluctuations in Quarterly Operating Results

We expect to be exposed to significant fluctuations in quarterly operating results caused by many factors, including changes in the demand for our technology, the introduction of competing technologies, market acceptance of such enhancements or products, delays in the introduction of such enhancements or products, changes in our pricing policies or those of its competitors, the mix of services sold, foreign currency exchange rates and general economic conditions.

Kyoto Protocol

Canada is a signatory to the United Nations Framework Convention on Climate Change and has ratified the Kyoto Protocol established hereunder.  Canada, as an Annex B party to the Kyoto Protocol, is required to set legally binding targets to reduce nation-wide emissions of carbon dioxide, methane, nitrous oxide and other so-called "greenhouse gasses".

The direct or indirect costs of complying with emissions regulations may adversely affect the oil and gas business in Canada, which in turn may adversely affect the oil and gas services industry in which we will participate.

Future Offerings

In order for us to reach our business objectives, it may become necessary or desirable for us to offer for sale CRC Securities either through a prospectus offering, a series of prospectus offerings, a private placement, a series of private placements or any combination of the above.  Such offerings could dilute the security holdings of existing CRC Security holders, and thus affect the ability of existing CRC Security holders to influence the outcome of matters required to be submitted to security holders for approval, including the election of Directors and the amendment of CRC’s Articles of Incorporations and By-laws.  In addition, CRC will be exposed to direct and indirect costs associated with offerings of securities of a reporting issuer.

Reporting Issuer Requirements

We are subject to all of the obligations of a reporting issuer under applicable securities laws and all of the obligations applicable to a listed company under stock exchange rules.  Direct and indirect costs associated with public company status have escalated dramatically in recent years and regulatory initiatives under consideration may further increase the costs of being public in the United States and could have a material adverse effect on our business, results of operations and financial condition.  If we are unable to generate significant revenues from business operations, the cost of complying with applicable regulatory requirements will represent a financial burden to us and may have a material adverse effect on our business, results of operations, and financial condition.

FINANCIAL STATEMENTS

Financial Statements of CRC

See Appendix "A" for the annual financial statements of CRC and Appendix "B" for the interim financial statements of CRC

Financial Statements of KCP

See Appendix "C" for the consolidated annual financial statements of CRC

Pro Forma Financial Statements of CRC

See Appendix "D" for the pro forma financial statements of CRC and KCP

CERTIFICATES

Certificate of KCP

The foregoing as it relates to KCP Innovative Services Inc. constitutes full, true and plain disclosure of all material facts relating to the securities of KCP Innovative Services Inc.

Per: /s/ James Baker	Per: /s/ Ken Pearson
Name: James Baker	Name: Ken Pearson
Title: Chief Executive Officer	Title: President

On Behalf of the Board

Per: /s/ James Baker	Per: /s/ Don Getty
Per: /s/ Ken Pearson	Per: /s/ Robert Hawkes

APPENDIX "A"

ANNUAL FINANCIAL STATEMENTS OF CRC

CAPITAL RESERVE CANADA LIMITED

FINANCIAL STATEMENTS

AS AT THE FISCAL YEARS ENDED DECEMBER 31, 2004 AND 2003

with

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Amounts Expressed in U.S. Dollars)

INDEX TO FINANCIAL STATEMENTS

CAPITAL RESERVE CANADA LIMITED

FINANCIAL STATEMENTS

with

REPORT OF INDEPENDENT REGISTED PUBLIC ACCOUNTING FIRM

(Amounts Expressed in U.S. Dollars)

Page

Report of Independent Certified Public Accountants	F-2

Financial Statements:

Balance Sheets	F-3

Statements of Operations	F-4

Statements of Cash Flows	F-5

Statement of Shareholders’ Deficit	F-6

Notes to Financial Statements	F-7 to F-12

Supplemental Information	F-13 to F-15

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Capital Reserve Canada Limited

We have audited the balance sheet of Capital Reserve Canada Limited as at December 31, 2004 and the related statements of operations and changes in stockholders’ deficiency and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board in the United States.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Reserve Canada Limited as at December 31, 2004 and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the company will continue as a going concern.  As outlined in note 2 to the financial statements, the company has reported a net liability position and has accumulated operating losses since inception.  This raises substantial doubt of its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The financial statements as at December 31, 2003 and for the year then ended, were audited by other auditors who expressed an opinion without reservation on the statements in their report dated April 12, 2004.

        SCHWARTZ LEVITSKY FELDMAN LLP (SIGNED)

Montreal, Quebec, Canada

July 10, 2005

Chartered Accountants

CAPITAL RESERVE CANADA LIMITED

Balance Sheets

As At December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

	2004	2003
ASSETS

Current
Cash	$2,408	$3,920
Accounts receivable	1,559	3,929
Accounts receivable (related party)	-	3,983
Loan receivable (related party)	6,559	-
Total current assets	10,526	11,832

Oil & Gas Leases (net of accumulated depletion) (Full cost method)
Evaluated	-	5,506
Unevaluated	-	14,459
Office equipment and computers (net of accumulated depreciation of $279 (2004) and $1,583 (2003))	1,583	-
Total assets	$12,109	$31,797

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current
Accounts payable and accrued liabilities	$10,629	$15,201
Accounts payable (related party)	2,368	207
Loans payable	-	1,087
Due to FACT Corporation	662,059	664,288
Total current liabilities	675,056

Provision for site restoration	-	3,067
Total liabilities	675,056	683,850

Commitments and contingencies-note7
Stockholders’ deficiency
Common stock, authorized unlimited number of Class A common shares, no par value, 2,000,000 shares issued and outstanding	68	68
Accumulated deficit	(641,556)	(639,885)
Accumulated other comprehensive loss	(21,459)	(12,236)
Total stockholders’ deficit	(662,947)	(652,053)
Total liabilities and stockholders’ deficiency	$12,109	$31,797

The accompanying notes are an integral part of these financial statements

CAPITAL RESERVE CANADA LIMITED

Statements Of Operations

For the Year Ended December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

	2004	2003

Revenue
Petroleum and natural gas (net of royalties)	$2,089	$30,583
Rental income	48,270	34,609
Total revenue	50,359	65,192

Operating expenses
Petroleum and natural gas related costs (including depletion)	975	22,712
Rental operating costs	28,282	23,983
Legal	222	2,162
Consultants	-	2,799
Administrative expenses	6,682	10,346
Depreciation and amortization	279	480
Loss (Gain) on disposal of assets	16,481	(27,804)
	52,921	34,679

Earnings (loss) from operations	(2,562)	30,513

Other income and expenses:
Interest income	899	2,084
Interest expense	(8)	(4,951)
	891	(2,867)

Net earnings (loss)	$(1,671)	$27,646

Net earnings (loss) per common share	(0.001)	0.01

Weighted average number of common shares outstanding

Basic	2,000,000	2,000,000
Diluted	2,000,000	2,000,000

The accompanying notes are an integral part of these financial statements

CAPITAL RESERVE CANADA LIMITED

Statements Of Cash Flows

For the Year Ending December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

	2004	2003
Operating activities
Net earnings (loss)	$(1,671)	$27,646
Adjustments to reconcile net earnings to net cash used in operating activities:
Depletion, amortization and site restoration	279	4,991
(Gain) Loss on disposal of assets	16,481	(27,804)
(Increase) decrease in accounts receivable	6,353	835
Decrease (increase) in loans receivable	(6,559)	-
Decrease in prepaid expenses	-	581
Decrease in accounts payable and accrued liabilities	(2,411)	(8,533)
Net cash flows provided by (used in) operating activities	12,472	(2,285)

Investing activities
Drilling expenditures	-	(6,959)
Proceeds from sale of oil & gas assets	-	113,920
Acquisition of office equipment	(1,862)
Loan advances	-	402
Net cash flows provided by (used in) investing activities	(1,862)	107,363

Financing activities
Loan proceeds	-	1,087
Loan repayment	(1,087)	(50,500)
Repayment to loan from FACT Corporation	(2,229)	(6,187)
Net cash flows provided by (used in) financing activities	(3,316)

Effects of foreign currency exchange rate on cash and cash equivalents	(8,806)	(46,059)

Net increase (decrease) in cash and cash equivalents	(1,512)	3,419
Cash and cash equivalents, beginning of the year	3,920	501
Cash and cash equivalents, end of the year	$2,408	$3,920

Supplemental disclosure of cash flow information:
Interest paid	$8	$4,326
Income tax paid	$0	$0

The accompanying notes are an integral part of these financial statements

CAPITAL RESERVE CANADA LIMITED

Statement Of Changes In Stockholders’ Deficiency

For the Year Ended December 31, 2004

(Amounts expressed in United States Dollars)

	Class A Common Stock
	Shares	Amount	Accumulated deficit	Accumulated other comprehensive income (loss)	Total Shareholders’ Deficit

Balance at December 31, 2001	2,000,000	68	(646,101)	19,959	(626,074)
Net loss for the year	—	—	(21,429)	—	(21,429)
Foreign currency translation	—	—	—	(1,475)	(1,475)
Balance at December 31, 2002	2,000,000	68	(667,530)	18,484	(648,978)
Net earnings for the year	—	—	27,646	—	27,646
Foreign currency translation	—	—	—	(30,720)	(30,720)
Balance at December 31, 2003	2,000,000	68	(639,885)	(12,236)	(652,053)
Net loss for the year	—	—	(1,671)	—	(1,671)
Foreign currency translation	—	—	—	(9,223)	(9,223)
Balance December 31, 2004	2,000,000	68	(641,556)	(21,459)	(662,947)

The accompanying notes are an integral part of these financial statements

Capital Reserve Canada Limited

Notes to Financial Statements

December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

Note 1- Summary of Significant Accounting Policies

This summary of significant accounting policies of Capital Reserve Canada Limited (the “Company”) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements, which are stated in U.S. Dollars.

Organization

The Company is an Alberta, Canada corporation formed December 8, 1999 to locate and acquire producing oil and gas assets in Canada. The Company was a wholly owned subsidiary of FACT Corporation, a publicly traded Colorado corporation, up until November 1, 2004, when FACT Corporation distributed  ownership of the Company to its existing shareholders and its debenture holder.

Operations

The Company presently has no ongoing operations having divested of its oil and gas leases as at December 1, 2004.  The Company is presently reviewing other acquisitions in the oil and gas industry.

Use of Estimates in the preparation of the financial statements

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Depreciation

Depreciation has been provided in amounts sufficient to relate the costs of depreciable assets to operations over their estimated useful lives principally on the straight-line method from two to five years.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Currency

The functional currency of the Company is the Canadian dollar. Assets and liabilities in the accompanying financial statements are translated to United States dollars at current exchange rates and income statement accounts are translated at the average rates prevailing during the period. Related translation adjustments are reported as other comprehensive income, a component of stockholders’ equity.

Gain (Loss) Per Share

Gain (loss) per share of common stock is computed by dividing the net loss by the weighted average number of common shares outstanding during the year.  Fully diluted earnings per share are not presented because they are anti-dilutive.

Capital Reserve Canada Limited

Notes to Financial Statements

December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 107 (“SFAS 107”), Disclosure About Fair Value of Financial Instruments. SFAS 107 requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company’s cash and cash equivalents, accounts receivable, prepaid expenses and other current expenses, and the current portions of notes payable approximate their estimated fair values due to their short-term maturities.

Valuation of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Income taxes

The Company is subject to Canadian income taxes.

Income taxes are accounted for under the asset and liability method.  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Revenue recognition

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements."  Rental income from real estate properties is recognized on a monthly basis in accordance with lease provisions unless the Company determines that collection is unlikely. The Company recognizes oil and gas sales upon delivery to the purchaser using the sales method.

Other

The company has selected December 31 as its year-end.

The Company paid no dividends in 2004 or 2003.

Reclassifications

Certain reclassifications have been made to previously reported statements to conform to the Company’s current financial statement format.

Note 2 – Basis of Presentation and Going Concern

Generally accepted accounting principles in the United States of America contemplates the continuation of the Company as a going concern.  However, the Company has reported a net liability position and has accumulated operation losses since its inception, which raises substantial doubt about the Company’s ability to continue as a going concern.  The continuation of the Company is dependent upon the continuing financial support of creditors and stockholders and upon obtaining the capital requirements for the continuing operations of the Company.  Management believes actions planned and presently being taken provide the opportunity for the Company to continue as a going concern.

Note 3 – Oil and Gas Activities

Acquisition of exploration leases in Montana and a producing property in Colorado:

On June 10, 2003, FACT Corporation, Terra Nostra Resources Ltd. and Capital Reserve Canada Limited entered into an agreement whereby Capital Reserve Canada Limited acquired a 4% working interest in petroleum and natural gas rights in Rosebud County Montana, U.S.A. (the “Montana leases”), and a 10% interest in certain oil and gas assets, known as the “Kejr leases”, S/2 Section 11, Township 2 South, Range 56 West, Washington County, Colorado,  in consideration of the amount of $10,000, which Capital Canada agreed to pay to the FACT Corporation.  There are two producing wells on the leases, the Kejr 23-11, and the Kejr 24-11.

The Kejr 23-11 came on production in December 1996 and the Kejr 24-11, which was a marginal well, was brought on production by the operator in June 1997.  A third well drilled on the Kejr leases, the Keela 34-10, was a dry hole and was shut in.

The operation of the Kejr wells and the sale of the oil are managed by the operator, Merit Energy Company (“Merit”) and thus Capital Canada is dependent upon the expertise of Merit to deliver the output of these wells in the most beneficial manner possible. The operating agreement executed between Capital Canada and the operator, Merit, requires Merit to comply with any and all environmental and other governmental agency laws, regulations and permit requirements. Merit carries excess liability insurance with a limit of $5,000,000 at a cost of $180.00 per annum. Capital Canada’s portion of the liability insurance is $18.00 per annum which is included in the monthly billings for operating costs from the operator of the property. The lease operating costs are current.

Capital Canada was advised that the insurance costs would be $12,000 per annum for extra coverage over and above that carried by Merit as operator, but declined to effect such coverage as the costs were prohibitive.  Any losses or damages caused in the operation of this well that is not covered by operator’s insurance would be a liability for Capital Canada. Capital Canada believes that the liability insurance carried by the operator is sufficient to pay for any and all claims which may arise from the operation of the well or any breaches of environmental laws, save for any claims which may be due to operator negligence or fraud. Capital Canada could be named in any litigation brought against the operator by any party and may be found liable should the operator be unable to pay any awards from such litigation. In such event, Capital Canada could be unable to pay and may not be able to continue to exist. Capital Canada will also be liable for a pro-rata portion of expenses incurred in the event the wells are shut-in which are estimated to be 10% of $6,000 total costs.  Production from these wells was minimal in 2004 and therefore, the Company determined to divest itself of these leases, and all other undeveloped oil and gas leases.  On December 23, 2004 the Company executed an agreement with Ultimate Destinations Inc., whereby it agreed to transfer all of its oil and gas assets in exchange for indemnity from the purchaser against any and all future costs, claims or actions arising from the producing properties and exploration/development leases.  As a result of this transaction the Company has written down all capitalized leasehold and acquisition costs relating to each of its formerly owned oil and gas interests, recovered any outstanding reclamation liabilities and expensed any remaining depletion as at the date of the transaction for a net loss of $16,481.

Drilling  activities

During the spring of 2003 an eight mile geophysical seismic program was conducted on the Montana leases to define drilling locations.  The operator of the project identified a 6,400 foot drilling location and Capital Canada participated in the drilling of an exploration well in July, 2003.  Capital Canada’s total portion of drilling costs and associated costs was US$6,959. The well was a dry hole.

Capital Canada divested its interest in the Montana leases effective December 1, 2004.

Note 3 – Oil and Gas Activities (Cont’d)

For all oil and gas figures reported up to the time of divestiture in fiscal 2004, the Company elected to follow the full cost method of accounting for its oil & gas activities.  Accordingly, all costs associated with the acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs, are capitalized.

During the year ended December 31, 2003 Capital Canada expended a total of $6,959 for the drilling of an exploration well and associated costs with respect to the Montana leases discussed above.  These costs were capitalized during the fiscal year ended December 31, 2003.  Concurrent with the divestiture of the leases, however, this amount has been written down at the close of the current fiscal year. Additionally, the Company has expensed the future site allowance with respect to the Colorado leases, in accordance with SFAS 143, and their divestiture.

All capitalized costs of oil and gas properties, including estimated future costs to develop proved reserves, are depleted on the unit of production method using estimates of proved reserves.  Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment of unproved properties indicate that they are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

 In addition, the capitalized costs are subject to a “ceiling test”, which basically limits such costs to the aggregate of the “estimated present value” discounted at a 10 percent interest rate of future net revenues from proved reserves based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.  Abandonment of properties are accounted for as adjustments of capitalized costs with no loss recognized.

Capitalized leasehold costs by geographic areas are as follows:

Area	December 31, 2004	December 31, 2003

Canada	$ —	$ —
United States	—	19,965

Note 4 – Loans Payable

Loans payable as at the year ended December 31, 2003 includes an amount of $1,087 bearing interest at a rate of 18% per annum with no specific terms of repayment.  This amount was retired in full during the current fiscal year ending December 31, 2004.

Note 5 – Due to FACT Corporation

Due to FACT Corporation consists of amounts advanced from the Company’s former parent, and are presently non-interest bearing.  During fiscal 2003, the Company’s former parent, FACT Corporation, a publicly traded Colorado corporation, determined to spin off to its shareholders its 100% interest in the Company. As a result a 20-F registration statement was filed with the SEC on  July 11, 2003.  During the final quarter of fiscal 2004, the spin-off became effective and the Company ceased to be a wholly owned subsidiary of FACT Corporation.  As of December 31, 2004 the Company is in debt to FACT Corporation in the net amount of $662,059, which amount, as at the date of this financial statement was under negotiation by the Boards of the Company and FACT Corporation as to repayment options.  Presently the amount is a demand loan with no specific terms of repayment.

Note 6 – Related Party Transactions

During the fiscal year ended December 31, 2004, the Company was charged fees totaling $223 and reimbursement of expenses totaling $1,923 by International Securities Group Ltd., a Company controlled by a W. Scott Lawler, a director of the Company, a total of $2,368 remained unpaid as at the year ended December 31, 2004. The Company was charged $3,539 in consulting and administrative fees during 2003 by International Securities Group Ltd.

During the fiscal year ended December 31, 2004, the Company advanced an amount of $6,559 to Wall Street Investments Ltd., a wholly owned subsidiary of FACT Corporation.

Note 7 – Commitments

The Company has entered into an office lease agreement to make minimum lease payments as follows:

2005	$ 37,552

The Company has subleased this property for the remaining term of the lease.  The lease will expire on October 31, 2005 and will not be renewed.

 Note 8 – Income Taxes

The Company is subject to Canadian income taxes.

Significant components of the Company’s net deferred income tax asset are as follows:

Undepreciated capital cost of capital assets over net book value	2,887
Non-capital loss carry forward	331,564
Cumulative Canadian oil and gas property expenses	736,627
Less: Valuation allowance	(1,071,078)
Net deferred income tax asset	—

As of December 31, 2004, the Company’s non-capital losses of approximately $332,000 and cumulative Canadian oil and gas property expenses of approximately $737,000 are carried forward for tax purposes and are available to reduce taxable income of future years. The non-capital losses expire in 2007 through 2010, the cumulative Canadian oil and gas property expenses can be forward indefinitely. No deferred income taxes have been recorded because of the uncertainty of future taxable income to offset. These carryforwards may not be available if there is a significant change in ownership of the company.

The reconciliation of income tax (benefit) computed at the statutory rate to income tax expense (benefit) is as follows:

Tax (benefit) at federal statutory rate	(38.60)%
Valuation allowance	38.60
Tax provision (benefit)	0.00%

Note 8 – Segment reporting

The Company’s operations consist of one reportable segment which derives its revenue from the sale of oil, natural gas, and related products.   Effective as at December 1, 2004 the Company divested all of its oil and gas assets and presently has no operations.

Capital Reserve Canada Limited

Notes to Financial Statements

December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

Note 9  – Recent Accounting Pronouncements

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." It requires existing unconsolidated variable interest entities (VIE's) to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. It applies immediately to VIE's created after January 31, 2003 and to VIE's in which an enterprise holds a variable interest that was acquired before February 1, 2003, the Interpretation applies for periods beginning after June 15, 2003. In December 2003, the FASB reissued Interpretation No. 46 with certain modifications and clarifications for certain VIE's. The Company has no unconsolidated VIE's and therefore its financial statements are in compliance with the requirements of Interpretation No. 46.

In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies the accounting guidance on certain derivative instruments and hedging activities. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of this statement did not impact the Company's financial position, results of operations, or cash flows.

In May 2003, the FASB issued SFAS No.150,  “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.”  SFAS 150 establishes standards for how an issuer of equity (including the equity shares of any entity whose financial statements are included in the consolidated financial statements) classifies and measures on its balance sheet certain financial instruments with characteristics of both liabilities and equity.  SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and for existing financial instruments after July 1, 2003.  The adoption of this statement did not impact the Company’s financial position, results of operations, or cash flows.

During 2004, the FASB issued SFAS No. 151, “Inventory Costs – an amendment of ARB No. 43, Chapter 4”, SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions – an amendment of FASB Statements No. 66 and 67”, SFAS No. 153, “Exchanges of Nonmonetary Assets – an amendment of APB Opinion No. 29”, and SFAS No.123 (revised 2004), “Share-based Payment”.  These statements are effective for periods after these financial statements.  We do not believe the impact of adoptions of these statements will be significant to our overall results of operations or financial position.

Note 10 – Subsequent Events

On July 1, 2005, the Company agreed  into a convertible loan with FACT Corporation in the principal amount of $662,059 convertible for a period of two years from July 1, 2005 at $0.05 per share.  We have agreed to accrue interest on the loan back to the initial date of the loan which was March 1, 2000 at the rate of Bank of America prime plus 1% compounded annually.  If not converted the note plus accrued interest will be due on June 30, 2007.

The Company is presently reviewing the potential acquisition of an oil and gas services company.

Capital Reserve Canada Limited

Supplemental Information

December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

Capitalized Costs Relating to Oil and Gas Producing Activities:
	Total	U.S.	Canada

At December 31, 2003
Evaluated oil and gas properties
Developments costs	—	—	—
Acquisition costs	$—	$—	$—

Unevaluated oil and gas properties			—
Developments costs	$6,959	6,959	—
Acquisition costs	13,067	13,067	—

Less accumulated depreciation, depletion,
amortization, and impairment reserves	(61)	(61)	—
Net capitalized costs	$19,965	$19,965	$—

At December 31, 2004
Evaluated oil and gas properties
Developments costs	—	—	—
Acquisition costs	$—	$—	$—

Unevaluated oil and gas properties
Developments costs	—	—	—
Acquisition costs	$—	$—	$—

Less accumulated depreciation, depletion,
amortization, and impairment reserves	—	—	—
Net capitalized costs	$—	$—	$—

Costs Incurred in Oil and Gas Producing Activities -
	Total	U.S.	Canada
For the Year Ended December 31, 2003:
Exploration costs -
Undeveloped oil and gas properties	6,959	6,959	—
Development costs	—	—	—
Amortization rate per equivalent barrel of production	$1.49

For the Year Ended December 31, 2004:
Exploration costs -
Undeveloped oil and gas properties	—	—	—
Development costs	—	—	—
Amortization rate per equivalent barrel of production	$—

Capital Reserve Canada Limited

Supplemental Information

December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

Results of Operations for Oil and Gas Producing Activities -
	Total	U.S.	Canada
For the Year Ended December 31, 2003:
Oil and gas sales, net of royalties	$30,583	$2,847	$27,736
Production costs	(18,147)	(2,465)	(15,682)
Depreciation, depletion, and amortization	(4,566)	(61)	(4,505)
			7,549
Income tax expense	—	—	—
Results of operations for oil and gas producing activities (excluding corporate overhead and financing costs)	$7,870	$321	$7,549

For the Year Ended December 31, 2004:
Oil and gas sales, net of royalties	$2,089	$2,089	$—
Production costs	(975)	(975)	—
Depreciation, depletion, and amortization	—	—	—
			—
Income tax expense	—	—	—
Results of operations for oil and gas producing activities (excluding corporate overhead and financing costs)	$1,114	$1,114	$—

Reserve Information:

The Company has no reserves concurrent with the divestiture of all oil and gas operations effective December 1, 2004.  The following estimates of proved developed reserve quantities and related standardized measure of discounted cash flow are estimates only, and do not purport to reflect realizable values or fair market values of the company’s reserves.  The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, estimates are expected to change as future information becomes available.

Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (Edmonton Light Sweet for oil and Edmonton spot for gas, without consideration for price changes since the Company has no long-term contractual arrangements) to the estimated future production of proved oil and gas reserves, less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expenses (based on year-end statutory tax rates, with consideration of future tax rates already legislated) to be incurred on pretax net cash flows less tax basis of the properties and available credits, and assuming continuation of  existing economic conditions.  The estimated future net cash flows are then discounted using a rate of 10 percent a year to reflect the estimated timing of the future cash flows.

Capital Reserve Canada Limited

Supplemental Information

December 31, 2004 and 2003

(Amounts expressed in United States Dollars)

	December 31, 2004		December 31, 2003
	Oil (Bbls)	Gas (Mcf)	Oil (Bbls)	Gas (Mcf)
Proved developed and undeveloped reserves -
Beginning of year	3,270	—	8,243	63,000
Revisions of previous estimates	—	—	—	—
Purchase of minerals in place	—	—	3,351	—
Production	131	—	423	3,578
Sale of US pool	(3,139)	—	—	—
Sale of Canadian pool	—	—	7,901	59,422
End of year	—	—	3,270	—

Proved developed reserves -
Beginning of year	3,270	—	8,243	63,000
End of year	—	—	3,270	—

Standardized Measure of Discounted Future Net Cash Flows:

Net Cash Flows at December 31, 2004 and 2003 -
	2004	2003
Net cash inflows	$—	$10,249
Future production costs	—	(5,125)
Future development costs	—	—
Future income tax expense	—	—
Future net cash flows	—	5,124
10% annual discount for estimated timing of cash flows	—	(762)

Standardized measure of discounted future net	—
Cash flows relating to proved oil and gas reserves	$—	$4,362

The following reconciles the change in the standardized measure of discounted future net cash flow:

Net Cash Flows at December 31, 2004 and 2003 -
	2004	2003
Beginning of year	$4,362	$82,000
Sales of oil and gas produced, net of production costs	(1,114)	(12,435)
Sale of Canadian pool	—	(69,946)
Sale of US pool	(3,248)	—
Purchase of minerals in place	—	3,981
Net change in prices and production costs	—	—
Development costs incurred during the year which were previously estimated	—	—
Revisions of previous quantity estimates	—	—
Accretion of discount	—	—
Net change in income taxes	—	—
Other	—	762
End of year	$—	$4,362

APPENDIX "B"

INTERIM FINANCIAL STATEMENTS OF CRC

CAPITAL RESERVE CANADA LIMITED

FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

NOTICE TO READER

I have compiled the balance sheet of Capital Reserve Canada Limited as at September 30, 2005 and the statement of income and deficit for the nine month then ended from information provided by management. I have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.

Edmonton, Alberta

/s/ Henry Kwok

December 12, 2005

Chartered Accountant

CAPITAL RESERVE CANADA LIMITED

BALANCE SHEET

SEPTEMBER 30, 2005

(Unaudited - See Notice to Reader)

ASSETS

Current

     Cash and cash equivalents

$

17,788

     Accounts receivable

2,792

     Prepaid expenses

1,463

22,043

Property, plant and equipment (Note 3)

1,570

$

23,613

LIABILITIES

Current

     Accounts payable and accrued liabilities

$

13,512

Long-term

     Due to affiliated companies

1,086,985

1,100,497

SHAREHOLDER'S EQUITY

Share capital (Note )

100

Deficit

(1,076,984)

(1,076,884)

$

23,613

Approved on behalf of the Board:

_____________________________ Director

The accompanying notes are a part of these financial statements.

CAPITAL RESERVE CANADA LIMITED

CONSOLIDATED STATEMENT OF INCOME AND DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited - See Notice to Reader)

Revenue

$

37,370

Expenses

  Rental operating costs

25,649

  General and administrative

5,087

  Amortization

336

  Interest

319,811

350,883

        Loss before the undernoted

(313,513)

Other

   Foreign exchange loss

(12,411)

        Net loss

(325,924)

Deficit, beginning of year

(751,060)

Deficit, end of year

$

(1,076,984)

The accompanying notes are a part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited - See Notice to Reader)

1.

Nature of business and basis of presentation

The Company was incorporated as a private corporation in the Province of Alberta on December 8, 1999.  The Company has provided equipment rental and related services.

These financial statements present only the financial positions and operating results of the Company, and it has not accounted for the share exchange transactions with Capital Reserve Canada Projects Ltd., a wholly owned subsidiary, and KCP Innovative Services Inc., which occurred on August 12, 2005.

2.

Summary of significant accounting policy

Property, plant and equipment

Property, plant and equipment are recorded at cost and are being amortized using the following method at the rates set out below which are estimated to be sufficient to amortize the cost of the assets to residual value by the expiration of their useful lives:

Building

- 4% diminishing balance

3.

Property, plant and equipment

Accumulated

Net

Cost

Amortization

2005

Building

$

2,243

$

673

$

1,570

APPENDIX "C"

CONSOLIDATED FINANCIAL STATEMENTS OF CRC AND KCP

CAPITAL RESERVE CANADA LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2005

AUDITOR'S REPORT

To the Shareholders of

Capital Reserve Canada Limited

I have audited the consolidated balance sheet of Capital Reserve Canada Limited (Note 1, 2) as at August 31, 2005, and the consolidated statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with auditing standards generally accepted in Canada. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at August 31, 2005 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Edmonton, Alberta

       /s/ Henry Kwok

December 12, 2005

Chartered Accountant

CAPITAL RESERVE CANADA LIMITED

CONSOLIDATED BALANCE SHEET

AUGUST 31, 2005

ASSETS

2005

2004

2003

Current

     Cash and cash equivalents

$

18,832

$

1,209,552

$

10,210

     Term deposits (Note 7)

600,554

20,300

20,000

     Accounts receivable

134,798

70,044

71,091

     Income taxes recoverable

-

11,693

-

     Work in process

45,270

-

-

     Prepaid expenses

19,468

4,267

-

818,922

1,315,856

101,301

Cash - restricted (Note 6)

45,000

45,000

-

Retainer - on deposit with lawyer

-

15,000

-

Intangible assets (Note 9)

320,175

612,426

-

Goodwill (Note 9)

138,155

138,155

-

Property, plant and equipment (Note 8)

680,780

358,177

50,519

$

2,003,032

$

2,484,614

$

151,820

LIABILITIES

Current

     Bank indebtedness (Note 10)

$

-

$

7,807

$

14,811

     Accounts payable and accrued liabilities

117,059

145,518

11,725

     Income and commodity taxes payable

21,186

37,514

6,456

     Due to shareholder (Note 18)

130

6,723

474

     Demand bank loan (Note 11)

312,167

-

-

     Current portion of long-term debt (Note 11 and 12)

86,523

26,924

7,614

537,065

224,486

41,080

Long-term

     Long-term debt (Note 12)

31,962

131,340

47,672

     Future tax liability (Note 17)

40,885

80,300

-

     Convertible debt (Note 13)

1,101,394

-

-

1,174,241

211,640

47,672

1,711,306

436,126

88,752

Commitments (Note 19)

Significant event (Note 14)

SHAREHOLDERS' EQUITY

Minority interest (Note 2)

301,454

-

-

Share capital (Note 15)

1,814,852

2,163,604

100

Retained earnings (Deficit)

(1,824,580)

(115,116)

62,968

291,726

2,048,488

63,068

$

2,003,032

$

2,484,614

$

151,820

Approved on behalf of the Board:

_____________________________ Director

CAPITAL RESERVE CANADA LIMITED

CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

FOR THE YEAR ENDED AUGUST 31, 2005

2005

2004

2003

Revenue

$

933,441

$

380,606

420,314

Cost of sales

605,370

186,501

259,371

      Gross margin

328,071

194,105

160,943

Expenses

  Salaries and benefits

173,460

53,971

48,984

  General and administrative (Note 18)

430,431

263,703

52,824

  Amortization

553,924

68,113

9,204

  Interest (Note 10, 11, and 12)

32,522

6,235

2,627

1,190,337

392,022

113,639

        Loss before income taxes

(862,266)

(197,917)

47,304

Income tax (recovery) (Note 17)

     Current

-

(13,933)

8,515

     Future

(39,415)

(5,900)

-

        Net loss

(822,851)

(178,084)

38,789

Retained earnings (Deficit), beginning of year

(115,116)

62,968

24,179

Deficit - CRC

(1,091,090)

-

-

Minority interest (Note 2)

204,477

-

-

Retained earnings (Deficit), end of year

$

(1,824,580)

$

(115,116)

$

62,968

Net income (loss) per share (Note 16)

Basic and diluted

$

(0.04)

$

(0.02)

$

387.89

CAPITAL RESERVE CANADA LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED AUGUST 31, 2005

2005

2004

2003

Operating Activities

  Net loss

$

(822,851)

$

(178,084)

$

38,789

  Add/(Deduct) items which do not affect cash

       Amortization

553,924

68,113

9,204

       Future income taxes

(39,415)

(5,900)

-

       Deficit - CRC

(1,091,090)

-

-

(1,399,432)

(115,871)

47,993

  Net change in non-cash working capital balances

        Accounts receivable

(64,754)

22,461

(11,681)

        Corporation income taxes

11,693

(11,693)

-

        Work in process

(45,270)

-

-

        Retainer on deposit with lawyer

15,000

(15,000)

-

        Prepaid expenses and deposits

(15,201)

(4,267)

-

        Accounts payable and accrued liabilities

(28,459)

129,386

11,137

        Income and commodity taxes payable

(16,328)

(4,958)

(892)

Cash provided by operating activities

(1,542,751)

58

46,557

Financing Activities

  Shares issuances

157,179

997,800

-

  Increase (decrease) in due to shareholder

(6,593)

6,249

(9,337)

  Increase (decrease) in bank indebtedness

-

(7,004)

(5,695)

  Share subscriptions received in advance

-

583,211

-

  Proceeds of long-term debt

423,500

-

-

  Convertible debt

1,101,394

-

-

  Repayment of long-term debt

(153,238)

(19,902)

35,286

Cash provided by financing activities

1,522,242

1,560,354

20,254

Investing Activities

  Increase in restricted cash

-

(45,000)

-

  Purchase of property, plant and equipment

(589,957)

(159,724)

(56,601)

  Investment in Zone, net of cash acquired of $43,954

-

(156,046)

-

  Increase in term deposit

(580,254)

(300)

-

Cash used for investing activities

(1,170,211)

(361,070)

(56,601)

Increase (Decrease) in cash during the year

(1,190,720)

1,199,342

10,210

Cash and cash equivalents, beginning of year

1,209,552

10,210

-

Cash and cash equivalents, end of year

$

18,832

$

1,209,552

$

10,210

During the year ended August 31, 2005, the Company paid interest of $32,522 (2004 - $6,235; 2003 - $2,627).  As at August 31, 2005, 2004, and 2003, cash and cash equivalents is comprised solely of cash.

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

1.

Description of the Company

Capital Reserve Canada Limited (the "Company" or "CRC") was incorporated as a private corporation in the Province of Alberta on December 8, 1999, and is a reporting company registered with the U.S. Securities and Exchange Commission.  CRC provides minimal equipment and related rental services. Pursuant to the share exchange agreement dated August 12, 2005, the Company effected a share exchange indirectly with the shareholders of KCP Innovative Services Ltd. ("KCP"), resulting the Company acquired 78.2% of the outstanding shares of KCP through exchanging shares with the Company's wholly owned  subsidiary, Capital Reserve Canada Projects Ltd ("Project").  Because the shareholders of KCP became the controlling shareholders of the Company, this transaction was accounted for as a reverse take over whereby KCP was deemed to be the acquirer as described more fully in Note 2.

Capital Reserve Canada Projects Ltd. was incorporated as a private corporation in the Province of Alberta on August 2, 2005, and it has been inactive since inception except for the share exchange as described.

KCP was incorporated as a private corporation named K C Pearson Consulting Inc. in the Province of Alberta on February 20, 1996.  The name was changed to KCP Innovative Services Inc. on May 22, 2003. KCP has developed a series of devices that are used to diagnose the pay-zone in oil or gas wells.  The diagnostic information collected from these devices is used by production engineers to complete the well at the most efficient level.  KCP's customers are oil and gas companies.

2.

Share exchange

On August 12, 2005, Project issued 17,335,814 common shares to exchange for 17,335,814 common shares (78.2%)  from certain shareholders of KCP Innovative Services.  CRC then issued  17,335,814 common shares in exchange for 17,335,814 common shares from Projects.

The share exchange transaction between CRC (legal parent) and KCP (legal subsidiary) was accounted for as a reverse take over as a capital transaction in accordance with Canadian generally accepted accounting principles.  As a result, no goodwill is accounted for in this transaction.

Application of the reverse take over accounting results in the following:

(a)

KCP is deemed to be the parent company and CRC is deemed to be the subsidiary company for accounting purposes;

(b)

The financial statements of the combined entity are issued under the name of the legal parent, CRC, but are considered a continuation of the financial statements of the legal subsidiary, KCP; and

(c)

Since KCP is deemed to be the acquirer for accounting purposes, its assets and liabilities are included in its consolidated balance sheet at their historical carrying values.

(d)

The remaining shareholders of KCP (21.8%) is presented as minority interest in these financial statements as presented as follows:

Share capital (Note 15)

$

505,931

Deficit of KCP (21.8% of $937,967)

(204,477)

$

301,454

Following the share exchange transactions, CRC owns indirectly 78.2% of KCP.

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

3.

Summary of significant accounting policies

These consolidated financial statements include the accounts of the Company and its legal subsidiary, KCP, and have been prepared in accordance with Canadian generally accepted accounting principles.

(a)

Principles of consolidation

The consolidated financial statements include the accounts of KCP and its wholly owned subsidiary, Zone Technologies Ltd.  All significant inter-company transactions and balances are eliminated in the preparation of these consolidated financial statements.  The results of operations of the subsidiary acquired June 11, 2004 are included in the 2005 financial statements.

(b)

Cash and cash equivalents

Cash and cash equivalents consist of cash on deposit and short-term investments with original maturities of 90 days or less and are recorded at the lower of cost and market value.

(c)

Leases

Leases are classified as either capital or operating.  Leases which transfer substantially all of the benefits and risks of ownership of property to the Company are accounted for as capital leases. The capitalized lease obligation reflects the present value of future rental payments, discounted at the appropriate interest rates.  The amount capitalized as the cost of the asset is amortized as set out below under property, plant and equipment. Rental payments under operating leases are expenses as incurred.

(d)

Property, plant and equipment

Property, plant and equipment are recorded at cost and are being amortized using the following method at the rates set out below which are estimated to be sufficient to amortize the cost of the assets to residual value by the expiration of their useful lives:

Building

- 4% diminishing balance

Equipment

- 20% diminishing balance

Furniture and fixtures

- 20% diminishing balance

Vehicles

- 30% diminishing balance

Computer and software

- 30% diminishing balance

(e)

Goodwill and intangible assets

The cost of intangible assets is amortized over the period in which the benefits of such assets are expected to be realized, principally on a straight-line basis.  The Company's policy is to amortize client relationships with determinable lives over four years.  Contract backlog is amortized over the estimated period of completion, generally less than one year.  Technology is being amortized over an estimated life of four years.  Goodwill is not amortized but is evaluated annually for impairment by comparing the fair value of the reporting unit, determined on a discounted after-tax cash flow basis, to the carrying value.  An impairment loss would be recognized if the carrying value of the goodwill exceeds its fair value.

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

(f)

Future income taxes

The Company uses the liability method of accounting for income taxes.  Under this method, future income tax assets and liabilities are determined based on differences between financial reporting and the tax bases of assets and liabilities and measured using the substantively enacted rates and laws that will be in effect when these differences are expected to reverse.

(g)

Per share amounts

Basic per share amounts are calculated using the weighted-average number of shares outstanding during the year.  Diluted per share amounts are calculated based on the treasury stock method, which assumes that any proceeds obtained on exercise of warrants would be used to purchase common shares at the average price of shares issued during the year.  The weighted average number of shares outstanding is then adjusted by the net change in the number of shares.

(h)

Stock-based compensation and other stock-based payments

The Company accounts for warrants issued to its directors using the fair value-based method of accounting for stock-based compensation.  Compensation expense for the warrants is measured at the fair value at the date of issuance using the Black-Scholes option valuation model.

(i)

Revenue recognition

The Company's services are generally sold based upon purchase orders or contracts with customers that include fixed or determinable prices based upon daily, hourly or job rates. Customer contract terms do not include provisions for significant past service delivery obligations.  Revenue is recognized when services and equipment rentals are rendered and only when collectibility is reasonably assured.

(j)

Statement of cash flows

The statement of cash flows has been prepared using the indirect method.

(k)

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies.

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

4.

Basic of presentation and going concern

These financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Because of the operating losses of the past two years, the Company's continuance as a going concern is dependent upon its ability to obtain adequate financing  to reach profitable levels of operation and is subjected to the continuation of the current level of exploration activities in Western Canada of the oil and gas industry which may depends on the fluctuation of world demand for oil production. Management believes that  actions planned and presently being taken provide the opportunity for the Company to continue as a going concern.

5.

Acquisition of Zone Technologies Ltd.

On June 11, 2004, KCP acquired 100% of the issued and outstanding shares of Zone Technologies Ltd. ("Zone") from an existing shareholder and an unrelated party.  The transaction was recorded at the exchange amount, as the change in ownership interests in Zone was substantive.

Consideration for the acquisition was $782,500 and it consisted of 1,294,444 common shares of KCP at a fair value of $0.45 per share and cash of $200,000.  Zone is an Alberta-based company focused on providing diagnostic and consulting services to customers exploring for coal based methane gas.  The fair value of the acquisition was determined through an independent third party appraisal of Zone as at the date of acquisition.

The acquisition was accounted for using the purchase method and the results of operations from June 11, 2004 are included in these consolidated financial statements.  The fair value of the net assets acquired is summarized as follows:

Cash

$

43,954

Accounts receivable

21,414

Property, plant and equipment

48,000

Zone Technology (Note 9)

277,000

Backlog

196,600

Customer relationships

184,000

Goodwill

138,155

909,123

Accounts payable and accrued liabilities

4,407

Income and commodity taxes payable

36,016

Future income tax liability

86,200

126,623

Net assets acquired

$

782,500

Cash consideration

200,000

Share consideration (Note 15)

582,500

Purchase price

$

782,500

The goodwill is non-deductible for income tax purposes.

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

6.

Restricted cash

The amount of $45,000 is to be kept "in trust" until the Company commences trading on a major stock exchange, as per trust conditions with investors.

7.

Term deposits

The term deposits mature on March 14, 2006 and October 28, 2005 and bear interest at 1.4% per annum and at prime less 2.25% per annum respectively.

Term deposit cash is restricted for future cash flow requirements pursuant to stock exchange listing agreements.

8.

Property, plant and equipment

Accumulated

Net

Net

Net

Cost

Amortization

2005

2004

2003

Building

$

2,243

$

561

$

1,682

$

-

$

-

Equipment

112,617

23,943

88,674

80,547

441

Furniture and fixtures

100,955

25,162

75,793

6,957

2,542

Vehicles

741,806

239,877

501,929

257,030

45,735

Computer and software

26,954

14,252

12,702

13,643

1,801

$

984,575

$

303,795

$

680,780

$

358,177

$

50,519

9.

Intangible assets

Accumulated

Net

Net

Net

Cost

Amortization

2005

2004

2003

PID Technology

$

1

$

-

$

1

$

1

-

Zone Technology

277,000

84,618

192,382

261,632

-

Backlog

196,600

196,600

-

177,001

-

Customer relationships

184,000

56,208

127,792

173,792

-

$

657,601

$

337,426

$

320,175

$

612,426

$

-

Perforation Inflow Diagnostics ("PID")

Effective January 1, 2004, KCP acquired from a group of individuals, one of which was a shareholder of KCP, a computer modelling system to analyze the underground formations that contain natural gas and oil.  Consideration consisted of 14,966,270 common shares of KCP.  As this related party transaction did not result in a substantive change in the ownership interest of the technology, the technology has been recorded at the nominal carrying value of $1.

Zone Technology

Effective June 11, 2004, KCP acquired 100% of the outstanding shares of Zone Technologies Ltd. Zone Technologies Ltd. has developed a computer modeling system to explore the underground formations that contain coal based methane gas.  Zone Technologies Ltd. was dissolved on September 26, 2005.

10.

Operating line of credit

The Company has an operating line of credit to a maximum of $95,000.  Interest is charged monthly on the

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

outstanding balance at the rate of prime plus 1%.  The interest rate at August 31, 2005 was 5.25%.

11.

Demand bank loan

2005

2004

2003

Vehicle loan

$

389,333

$

-

$

-

Current portion

77,166

-

-

$

312,167

$

-

$

-

The bank loan is repayable over 60 months commencing March 2005 and ending in February 2010.  Monthly blended payments of principal and interest are $8,313 with an interest rate of 6.375%. The first payment was $4,130 and was made on March 18, 2005.  One half of the loan was drawn on February 18, 2005 upon completion of unit 101.  The balance was drawn on March 31, 2005 upon completion of unit 102. Two Sterline Slick Line units, included in property, plant and equipment, are pledged as collateral for this loan.

Aggregate principal payments required on the vehicle loan over the next five fiscal years are as follows:

2006

$

77,166

2007

82,231

2008

87,597

2009

93,380

2010

48,959

$

389,333

12.

Long-term debt

2005

2004

2003

Vehicle loan

$

41,319

$

47,672

$

-

Obligation under capital leases

-

110,592

-

41,319

158,264

-

Current portion

9,357

26,924

-

$

31,962

$

131,340

$

-

The vehicle loan is repayable over 72 months commencing in August 2003 and ending in July 2009. The blended payments of principal and interest are $1,027 per month with an interest rate of 7.99% per annum.  A 2003 Dodge truck, included in property, plant and equipment, is pledged as collateral for this loan.

Aggregate principal payments required on the vehicle loan over the next five fiscal years are as follows:

2006

$

9,357

2007

10,133

2008

10,973

2009

10,856

$

41,319

Long-term interest expense incurred during the year on conditional sales agreement, demand bank loan, and the capital lease was $32,522 (2004 - $4,330; 2003 - $392).

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

13.

Convertible debt

On July 1, 2005, Capital Reserve Canada Limited entered into two convertible loan agreements with FACT Corporation relating to certain intercompany loans in the principal amount of USD$662,059 between FACT Corporation and Capital Reserve Canada Limited dating back to March 2000 through to November 2004 when Capital Reserve Canada Limited was a wholly owned subsidiary of FACT Corporation. Under the terms of the convertible loan agreements Capital Reserve Canada Limited agreed to accrue interest at U.S. Prime plus 1% for the periods that the loans were outstanding.  This interest reflected on these financial statements is for the period from March 1, 2000 when the first funds were received by Capital Reserve Canada Limited through to the date of these financial statements. It has been recorded as a lump sum for the period covered by these financial statements as it was not negotiated in the prior periods while Capital Reserve Canada Limited was a subsidiary of FACT Corporation. Interest was accrued at US Prime plus 1% from March 1, 2000. The loans mature on June 30, 2007 unless converted earlier and are convertible into Class A common shares of Capital Reserve Canada Limited at USD$0.05 per share.

14.

Subsequent events

On November 22, 2005, Capital Reserve Canada Limited received notice that FACT Corporation had assigned its interest in the convertible loans to nine shareholders, one of which is a director of the Company and a director and officer of KCP, and another of which is a director of KCP. On November 23, 2005, Capital Reserve Canada Limited received an election to convert a portion of the convertible loans to shares and pursuant to said notice issued a total of 15,451,000 shares of its Class A common shares in connection with the partial conversion of debt in the amount of USD$772,550.

The issuance of the 15,451,000 Class A common shares did not result in a change in control of Capital Reserve Canada Limited.  The largest shareholder of Capital Reserve Canada Limited remains Mr. Ken Pearson who is a director of Capital Reserve Canada Limited and an officer and director of KCP.  Mr. Pearson owns a total of 8,585,814 Class A common shares, 7,585,814 which were issued pursuant to an acquisition agreement with KCP Innovative Services Inc. and Capital Reserve Canada Limited and 1,000,000 Class A common shares which were acquired pursuant to the conversion of the loan held by Mr. Pearson.

Mr. Donald Getty, a director of KCP received a total of 500,000 Class A common shares in a company controlled by Mr. Getty, pursuant to the conversion of the loan.

A total of USD$212,892 remains outstanding and if converted would result in the issuance of a total of 4,257,840 additional Class A common shares of Capital Reserve Canada Limited.

15.

Share capital

Authorized

The authorized share capital of the Company consists of an unlimited number of common shares without per value

Issued and outstanding common shares

Balance, August 31, 2003

100

$

100

Issued on purchase of PID technology (a)

14,966,270

1

Issued for retainer on deposit with lawyer (b)

2,150,000

100,000

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

Issued for cash in private placement, net of share issuance costs of $53,502 (c)

2,302,897

982,800

Issued on purchase of Zone Technologies Ltd. (d)

1,294,444

582,500

Issued for cash in private placement (e)

1,296,006

583,203

Issued for cash in private placement (f)

315,953

142,179

Cancelled (g)

(155,556)

(70,000)

Balance, August 31, 2005

22,170,114

$

2,320,783

Project, wholly owned subsidiary of CRC

17,337,029

$

1,814,852

Minority interest

4,833,085

505,931

Total

22,170,114

$

2,320,783

(a) On January 1, 2004, KCP issued 14,966,270 common shares in exchange for the PID technology.  An independent valuation of the PID technology estimated a value of $450,000 at the date of the transaction. The number of shares issued as a result of the transaction resulted in the ownership interest of the technology remaining the same both prior and subsequent to the transaction.  As there was not a substantive change in the ownership interest of the technology, the transaction was recorded at the nominal carrying value of $1.

(b) On January 15, 2004, KCP reached an agreement with unrelated parties to issue 2,150,000 common shares of KCP in connection with their commitment to pay certain legal fees.  These parties agreed to pay legal fees to a maximum of $100,000 in connection with KCP obtaining a listing on the TSX Venture Exchange. On January 29, 2004, $15,000 was received and deposited in a trust account at the KCP's lawyers and the associated 322,500 common shares were issued. The remaining $85,000 was received on September 23, 2004 and the associated 1,827,500 shares were issued at that time.

(c) On June 11, 2004, KCP issued 2,302,897 common shares at $.45 each to qualified investors as part of a private placement closing in exchange for cash consideration of $1,036,302.  Share issuance costs of $53,502 have been deducted from the gross proceeds.

(d) On June 11, 2004, KCP issued 1,294,444 common shares as part of the purchase of Zone Technology Ltd.

(e) On September 27, 2004, KCP issued 1,296,006 common shares for $.45 each to qualified investors as part of a private placement closing for cash consideration of $583,203

(f) On June 30, 2005, KCP issued 315,953 common shares for $.45 each to qualified investors as part of a private placement closing for cash consideration of $142,179.

(g) KCP cancelled 155,556 common shares on April 12, 2005 for $.45 each from two qualified investors for cash consideration of $70,000.

Warrants

On January 15, 2004, KCP issued Warrants to purchase 1,500,000 common shares to two Directors.  The Warrants are not transferable except in limited circumstances.  Each warrant entitles the holder thereof to acquire one common share at a price of $.03 each, subject to anti-dilution protection.

The warrants expire on January 15, 2010.

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

The fair value of the warrants of $15,000 was determined at the date of grant using the Black-Scholes option-pricing model using the following assumptions:

Risk-free interest rate

3.45%

Expected life of the award

3 years

Volatility

0.521

Dividend yield

0.0

A share based compensation expense for these warrants has not been recognized in the financial statements as the vesting condition had not been met at August 31, 2005.  Subsequent to the year end, as of November 2005 these warrants has been cancelled.

16.

Per share amounts

Per share amounts have been calculated based on weighted average number of common shares outstanding.  The weighted-average number of shares outstanding for the year ended August 31, 2005 was 21,792,268 (2004 - 5,013,774; 2003 - 100).

Diluted per share amounts reflect the dilutive effect of the exercise of the warrants outstanding. During the year ended August 31, 2005, the warrants were non-dilutive.  As a result, the basic and diluted per share amounts are equal.

17.

Income taxes

Details of the components of the income tax expense is as follows:

2005

2004

2003

Net income (loss) for the year before income taxes

$

(862,266)

$

(197,917)

$

47,204

Statutory income tax rates

16.7%

16.7%

17.12%

Computed income tax recovery

(143,998)

(33,052)

8,081

Adjustment in income taxes resulting from:

  Unrecorded potential income tax benefits of operating losses

85,353

13,360

-

  Rate differential on losses carried back for refund

-

(2,012)

-

  Non-deductible expenses and other items

19,230

1,871

434

$

(39,415)

$

(19,833)

$

8,515

The income tax effect of the significant components of the Company's future tax assets and liabilities is as follows:

2005

2004

2003

Future tax assets

Net non-capital loss carry-forwards

$

70,771

$

13,300

$

-

Share issue costs

-

7,900

-

Total gross future tax assets

70,771

21,200

-

Less: valuation allowance

(70,771)

(21,200)

-

Net future tax asset

$

-

$

-

$

-

CAPITAL RESERVE CANADA LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED AUGUST 31, 2005

Future tax liabilities

Carrying value of intangible assets in excess of tax value

$

38,670

$

76,600

$

-

Carrying value of capital assets in excess of tax value

2,215

3,700

-

$

40,885

$

80,300

$

-

In assessing the valuation of future tax assets, management considers whether it is more likely than not that some portion or all of the future tax assets will be realized.  The ultimate realization of future tax assets is dependent upon the generation of future taxable income and tax planning strategies.

Due to the KCP's stage of development and operation, the Company believes there is significant uncertainty over the amount of and timing when non-capital losses may be claimed against future taxable income.  Consequently, a valuation allowance has been provided against the value of the future tax asset. The valuation allowance is reviewed periodically and when and if the more likely than not criterion is met for accounting purposes, the valuation allowance will be adjusted by a credit or charge to earnings in that period.

The Company has non-capital losses carried forward for income tax purposes in the amount of approximately $423,000 at August 31, 2005 that may be applied against future taxable income.  The losses expire in 2011 and 2012 respectively.  The potential benefits relating to these amounts have not been recognized in the financial statements.

18.

Related party transactions

KCP borrows funds from a shareholder, director and employee from time to time.  As at August 31, 2005, there were no terms for the repayment of this loan (2005 - $130; 2004 - $6,723; 2003 - $474) and as such, the Company has classified this loan as a current liability.

On January 28, 2004, KCP appointed a Director who is an employee of one of the Company's customers.  During the year ended August 31, 2005, KCP earned approximately $73,000 of revenues from this customer in the normal course of operations. The transactions have been recorded at the exchange amount.

During the year ended August 31, 2005, KCP paid a shareholder, director and officer $63,880 (2004 - $43,976; 2003 - nil) in consulting fees which are included in general and administrative expenses.

19.

Commitment

The Company leases shop and office space under operating leases.  The future office and shop lease payments in each of the next three years are as follows:

2006

$

42,000

2007

42,000

2008

5,250

20.

Financial instruments

Credit risk

KCP's sales are to customers in the oil and gas industry, which results in a concentration of credit risk.  The Company generally extends unsecured credit to these customers, and therefore the collection of receivables may be affected by changes in economic or other conditions and may accordingly impact KCP's overall credit risk.  Management believes the risk is mitigated by size, reputation and diversified nature of the companies to which KCP extends credit.  As at August 31, 2005, four customers account for 60% (2004 two customers account for 94%) of the accounts receivable.

Interest rate risk

The Company is exposed to interest rate risk to the extent that it has bank indebtedness that carries a variable rate of interest.  Notwithstanding this, unless otherwise indicated, it is management's opinion that the Company's exposure to interest rate risk arising from these financial instrument is insignificant.

Fair value of financial assets and liabilities

The Company has estimated the fair value of its financial instruments, which include cash and cash equivalents, cash-restricted, term deposit, accounts receivable, bank indebtedness, accounts payable, accrued liabilities, due to shareholder and long-term debt. The Company used valuation methodologies and market information available at August 31, 2005 and has determined that the carrying amounts of such financial instruments approximate fair value in all cases.

Significant customers

During the year ended August 31, 2005,  only one customer provided more than 10% of KCP's total revenues representing 16% of revenues in 2005 (2004 - four customers representing 47% of revenues). In management's opinion, the future viability of KCP is not dependent upon any one of these major customers.

21.

Segmented information

KCP operates in one geographic segment within one industry segment.  Oilfield services are provided in Canada.

22.

Comparative figures

The share exchange transaction between CRC (legal parent) and KCP (legal subsidiary) was accounted for as a reverse take over capital transaction in accordance with Canadian generally accepted accounting principles. As a result, the comparative figures presented represent only the financial position and operating results of KCP (legal subsidiary).

The comparative figures have been restated to conform to the current years' presentation and prior period comparative figures were audited by another professional accounting firm.

APPENDIX "D"

PRO FORMA FINANCIAL STATEMENTS OF CRC AND KCP

CAPITAL RESERVE CANADA LIMITED

KCP INNOVATIVE SERVICES INC.

PROFORMA FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

NOTICE TO READER

I have compiled the proforma balance sheet of Capital Reserve Canada Limited and KCP Innovative Services Inc. as at September 30, 2005 and the proforma statement of income and deficit for the period then ended from information provided by management. I have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.

Edmonton, Alberta

              /s/ Henry Kwok

December 12, 2005

Chartered Accountant

CAPITAL RESERVE CANADA LIMITED

KCP INNOVATIVE SERVICES INC.

PROFORMA BALANCE SHEET

SEPTEMBER 30, 2005

(Unaudited - See Notice to Reader)

ASSETS

Current

     Cash and cash equivalents

$

19,706

     Term deposits

600,554

     Accounts receivable

135,296

     Work in process

45,270

     Prepaid expenses

19,442

820,268

Cash - restricted

45,000

Intangible assets  (Note 3)

320,175

Goodwill (Note 3)

138,155

Property, plant and equipment (Note 2)

680,667

$

2,004,265

LIABILITIES

Current

     Accounts payable and accrued liabilities

$

118,419

     Income and commodity taxes payable

21,261

     Due to shareholder

130

     Demand bank loan

312,167

     Current portion of long-term debt

86,523

538,500

Long-term

     Long-term debt

31,962

     Future tax liability

40,885

     Due to affiliated companies

1,086,985

1,159,832

1,698,332

SHAREHOLDERS' EQUITY

Share capital

2,320,785

Deficit

(2,014,852)

305,933

$

2,004,265

Approved on behalf of the Board:

_____________________________ Director

The accompanying notes are a part of these financial statements.

CAPITAL RESERVE CANADA LIMITED

KCP INNOVATIVE SERVICES INC.

PROFORMA STATEMENT OF INCOME AND DEFICIT

FOR THE PERIOD ENDED SEPTEMBER 30, 2005

(Unaudited - See Notice to Reader)

Revenue

$

970,811

Cost of sales

631,019

      Gross margin

339,792

Expenses

  Salaries and benefits

173,460

  General and administrative

435,519

  Amortization

554,260

  Interest

352,333

1,515,572

        Loss before the undernoted

(1,175,780)

Other

   Foreign exchange loss

(12,411)

        Loss before income taxes

(1,188,191)

Income tax (recovery)

     Future

(39,415)

        Net loss

(1,148,776)

Deficit, beginning of period

(866,076)

Deficit, end of period

$

(2,014,852)

The accompanying notes are a part of these financial statements.

NOTES TO THE PROFORMA FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2005

(Unaudited - See Notice to Reader)

1.

Basis of presentation

These proforma financial statements combine the financial position and operating results of KCP Innovative Services ("KCP") for the period from September 1, 2004 to August 31, 2005 and Capital Reserve Canada Limited ("CRC") for the period from January 1, 2005 to September 30, 2005.  These financial statements are prepared based on the assumption that all shares of KCP were exchanged with shares of CRC, and it reflects its combined effect on the share exchange.

These financial statements are compiled for information purposes only without appropriate accounting for the difference of two separate reporting periods.  The combined financial statements are the result of two different reporting periods.

2.

Property, plant and equipment, combined

Accumulated

Net

Cost

Amortization

2005

Building

2,243

673

1,570

Equipment

$

112,617

$

23,943

$

88,674

Furniture and fixtures

100,954

25,162

75,792

Vehicles

741,806

239,877

501,929

Computer and software

26,954

14,252

12,702

$

984,574

$

303,907

$

680,667

3.

Intangible assets, combined

Accumulated

Net

Cost

Amortization

2005

PID Technology

$

1

$

-

$

1

Zone Technology

277,000

84,618

192,382

Backlog

196,600

196,600

-

Customer relationships

184,000

56,208

127,792

$

657,601

$

337,426

$

320,175

Goodwill

Goodwill is not amortized but is evaluated annually for impairment.  An impairment loss would be recognized if the carrying value of the goodwill exceeds its fair value.

APPENDIX "E"

SECTION 185 OF THE ABCA

191(1)

Subject to sections 192 and 242, a holder of shares of any class of a corporation may dissent if the corporation resolves to

(a)

Amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

(b)

Amend its articles under section 173 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

(c)

Amalgamate with another corporation, otherwise than under section 184 or 187,

(d)

Be continued under the laws of another jurisdiction under section 189, or

(e)

Sell, lease or exchange all or substantially all its property under section 190.

(2)

A holder of shares of any class or series of shares entitled to vote under section 176, other than section 176(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)

In addition to any other right he may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.

(4)

A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)

A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

(a)

At or before any meeting of shareholders at which the resolution is to be voted on, or

(b)

If the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent, within a reasonable time after the shareholder learns that the resolution was adopted and of the shareholder's right to dissent.

(6)

An application may be made to the Court by originating notice after the adoption of a resolution referred to in subsection (1) or (2),

(a)

By the corporation, or

(b)

by a shareholder if the shareholder has sent an objection to the corporation under subsection (5), to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

(7)

If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders send to each dissenting shareholder a written offer to pay the shareholder an amount considered by the directors to be the fair value of the shares.

(8)

Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

(a)

At least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

(b)

Within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)

Every offer made under subsection (7) shall

(a)

Be made on the same terms, and

(b)

Contain or be accompanied with a statement showing how the fair value was determined.

(10)

A dissenting shareholder may make an agreement with the corporation for the purchase of the shareholder's shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11)

A dissenting shareholder

(a)

Is not required to give security for costs in respect of an application under subsection (6), and

(b)

Except in special circumstances must not be required to pay the costs of the application or appraisal.

(12)

In connection with an application under subsection (6), the Court may give directions for

(a)

Joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

(b)

The trial of issues and interlocutory matters, including pleadings and examinations for discovery,

(c)

The payment to the shareholder of all or part of the sum offered by the corporation for the shares,

(d)

The deposit of the share certificates with the Court or with the corporation or its transfer agent,

(e)

The appointment and payment of independent appraisers, and the procedures to be followed by them,

(f)

The service of documents, and

(g)

The burden of proof on the parties.

(13)

On an application under subsection (6), the Court shall make an order

(a)

Fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,

(b)

Giving judgment in that amount against the corporation and in favor of each of those dissenting shareholders, and

(c)

Fixing the time within which the corporation must pay that amount to a shareholder.

(14)

On

(a)

The action approved by the resolution from which the shareholder dissents becoming effective,

(b)

The making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for the shareholder's shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or

(c)

The pronouncement of an order under subsection (13);

Whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shareholder's shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15)

Subsection (14) (a) does not apply to a shareholder referred to in subsection (5) (b).

(16)

Until one of the events mentioned in subsection (14) occurs,

(a)

The shareholder may withdraw the shareholder's dissent, or

(b)

The corporation may rescind the resolution,

And in either event proceedings under this section shall be discontinued.

(17)

The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18)

If subsection (20) applies, the corporation shall, within 10 days after

(a)

The pronouncement of an order under subsection (13), or

(b)

The making of an agreement between the shareholder and the corporation as to the payment to be made for the shareholder's shares, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)

Notwithstanding that a judgment has been given in favor of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the shareholder's notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to the shareholder's full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)

A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)

The corporation is or would after the payment be unable to pay its liabilities as they become due, or

(b)

The realizable value of the corporation's assets would by reason of the payment be less than the aggregate of its liabilities.

APPENDIX "F"

AMALGAMATION AGREEMENT

Capital Reserve Canada Ltd.

and

Capital Reserve Canada Projects Ltd.

and

KCP Innovative Services, Inc.

AMALGAMATION AGREEMENT

Dated as of December 1, 2005

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS AND INTERPRETATION

5

Section 1.1

Definitions.

5

Section 1.2

Currency.

7

Section 1.3

Interpretation Not Affected By Headings.

7

Section 1.4

Number and Gender.

8

Section 1.5

Date for Any Action.

8

Section 1.6

Meanings.

8

Section 1.7

Knowledge.

8

Section 1.8

Schedules.

8

ARTICLE 2 THE AMALGAMATION

8

Section 2.1

Implementation Steps.

8

Section 2.2

Circular and Filing Statement.

9

Section 2.3

Securities Compliance.

9

Section 2.4

Preparation of Filings.

9

Section 2.5

Filing of Articles of Amendment and Articles of Amalgamation.

10

Section 2.6

Effect of KCP Subdivision and Amalgamation.

10

Section 2.7

Amalgamated Corporation.

11

Section 2.8

Stated Capital.

12

ARTICLE 3 RIGHTS OF DISSENT

12

Section 3.1

KCP Dissent Rights.

12

ARTICLE 4 CERTIFICATES

12

Section 4.1

Issuance of Certificates Representing CRC Common Shares

12

Section 4.2

Distributions with respect to Unsurrendered Certificates.

13

Section 4.3

Lost Certificates.

13

Section 4.4

Extinguishment of Rights.

13

Section 4.5

Withholding Rights.

14

Section 4.6

Termination of Depositary.

14

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF KCP

14

Section 5.1

Organization and Standing.

14

Section 5.2

Capitalization of KCP.

14

Section 5.3

Authority and No Violation.

15

Section 5.4

Consents, Approvals.

16

Section 5.5

Financial Statements, Reports.

16

Section 5.6

Property, Assets.

16

Section 5.7

Liabilities.

16

Section 5.8

Litigation, Etc.

16

Section 5.9

Insurance.

17

Section 5.10

Absence of Certain Changes or Events.

17

Section 5.11

Tax.

17

Section 5.12

Employment Matters.

18

Section 5.13

Corporate Records.

19

Section 5.14

Contracts.

19

Section 5.14

Compliance with Laws; Permits.

19

Section 5.16

Restrictions on Business Activities.

19

Section 5.17

Environmental.

19

Section 5.18

Intellectual Property.

19

Section 5.19

Brokerage and Finders’ Fees.

20

Section 5.20

Solvency ofKCP.

20

Section 5.21

Private Issuer.

20

Section 5.22

Creditors of KCP

20

Section 5.23

Non Arms Length Contracts

20

Section 5.24

KCP Information

21

Section 5.25

Survival of Representations and Warranties.

21

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF CRC PARTIES

21

Section 6.1

Organization and Standing.

21

Section 6.2

Capitalization.

21

Section 6.3

Authority and No Violation.

22

Section 6.4

Consents, Approvals.

23

Section 6.5

Public Disclosure.

23

Section 6.6

Financial Statements, Reports.

23

Section 6.7

Property, Assets.

24

Section 6.8

Liabilities.

24

Section 6.9

Litigation, Etc.

24

Section 6.10

Insurance.

24

Section 6.11

Absence of Certain Changes or Events.

24

Section 6.12

Tax.

25

Section 6.13

Employment Matters.

25

Section 6.14

Corporate Records.

26

Section 6.15

Contracts.

26

Section 6.16

Compliance with Laws; Permits.

26

Section 6.17

Restrictions on Business Activities.

27

Section 6.18

Environmental.

27

Section 6.19

Intellectual Property.

27

Section 6.20

Brokerage and Finders’ Fees.

27

Section 6.21

Securities Laws and Stock Exchanges.

27

Section 6.22

Solvency of Newco.

28

Section 6.23

Creditors of Newco.

28

Section 6.24

CRC Common Shares.

28

Section 6.25

Non Arms length Contracts

28

Section 6.26

CRC Information

28

Section 6.27

Survival of Representations and Warranties.

28

ARTICLE 7 COVENANTS AND AGREEMENTS

28

Section 7.1

Mutual Covenants.

28

Section 7.2

Covenants of KCP.

31

Section 7.3

Covenants of CRC.

32

Section 7.4

Access to Information.

32

Section 7.5

Closing Matters.

33

ARTICLE 8 CONDITIONS

33

Section 8.1

Mutual Conditions Precedent.

33

Section 8.2

Additional Conditions Precedent to the Obligations of the CRC Parties.

34

Section 8.3

Additional Conditions Precedent to the Obligations of KCP.

35

Section 8.4

Merger of Conditions.

37

ARTICLE 9 AMENDMENT AND TERMINATION

37

Section 9.1

Amendment.

37

Section 9.2

Termination

37

Section 9.3

Effect of Termination.

38

ARTICLE 10 GENERAL

38

Section 10.1

Investigation.

38

Section 10.2

Notices.

39

Section 10.3

Assets and Liabilities.

39

Section 10.4

Assignment.

39

Section 10.5

Binding Effect.

39

Section 10.6

Third Party Beneficiaries.

39

Section 10.7

Waiver and Modification.

39

Section 10.8

No Personal Liability.

40

Section 10.9

Further Assurances.

40

Section 10.10

Expenses.

40

Section 10.11

Public Announcements.

40

Section 10.12

Governing Law; Consent to Jurisdiction.

40

Section 10.13

Entire Agreement.

40

Section 10.14

Time of Essence.

40

Section 10.15

Severability.

40

Section 10.16

Counterparts.

41

SCHEDULE “A” CRC Shareholders

43

SCHEDULE “B” Form of KCP Amalgamation Resolution

57

SCHEDULE “C” KCP Shareholders

58

SCHEDULE “D” Material Contracts of KCP

61

SCHEDULE “E” KCP Intellectual Property Rights

62

SCHEDULE “F” Material Contracts of CRC and Newco

63

SCHEDULE “G” Post Transaction Capitalization of CRC

          64

AMALGAMATION AGREEMENT

THIS AMALGAMATION AGREEMENT dated as of the 1st day of December, 2005.

AMONG:

Capital Reserve Canada Ltd., a corporation existing pursuant to the provisions of the Business Corporations Act (Alberta)

(hereinafter referred to as “CRC”)

OF THE FIRST PART

- and –

Capital Reserve Canada Projects Ltd., a corporation existing pursuant to the provisions of the Business Corporations Act (Alberta)

(hereinafter referred to as “Newco”)

OF THE SECOND PART

- and –

KCP Innovative Services, Inc, a corporation existing pursuant to the provisions of the Business Corporations Act (Alberta)

(hereinafter referred to as “KCP”)

OF THE THIRD PART

WITNESSES THAT:

WHEREAS the board of directors of KCP has determined that the Amalgamation to be effected pursuant to this Agreement is advisable and in the best interests of KCP and has approved the transactions contemplated by this Agreement and determined to recommend approval of the Amalgamation and the other transactions contemplated hereby to the Holders of KCP Common Shares;

AND WHEREAS, in furtherance of the Amalgamation, the board of directors of KCP has agreed to submit the Amalgamation Resolution in accordance with Section 181 of the ABCA to the Holders of KCP Common Shares for approval;

AND WHEREAS CRC, as the sole shareholder of Newco, intends to approve the Amalgamation, in accordance with Section 181 of the ABCA;

AND WHEREAS, upon the Amalgamation becoming effective, the holders of  KCP Common Shares will receive CRC Common Shares in accordance with the provisions of this Agreement;

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

Section 1.1

Definitions.

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following capitalized words and terms shall have the following meanings:

“ABCA” means the Business Corporations Act (Alberta), as amended;

“Affiliate” has the meaning ascribed thereto in the Securities Act unless otherwise expressly stated herein;

“Agreement” means this amalgamation agreement, provided for in Section 182 of the ABCA, including the schedules hereto;

“Amalco” means KCP Innovative Services Inc., the corporation continuing from the Amalgamation upon the Effective Date;

“Amalco Common Shares” means common shares in the capital of Amalco;

“Amalgamation” means the amalgamation of Newco and KCP pursuant to Section 181 of the ABCA as provided for in this Agreement;

“Appropriate Regulatory Approvals” means all of the rulings, consents, orders, exemptions, permits and other approvals of Governmental Entities and the SEC required or necessary for the completion of the transactions provided for in this Agreement and the Amalgamation;

“Articles of Amalgamation” means the articles of amalgamation in respect of the Amalgamation, in the form required by the ABCA, to be sent to the Registrar, subject to the conditions of this Agreement, following the approval of the KCP Amalgamation Resolution by the Holders of KCP Common Shares and the approval of the Newco Amalgamation Resolution by CRC, as applicable;

“Business Day” means a day on which commercial banks are generally open for business in Calgary, Alberta other than a Saturday, Sunday or a day observed as a holiday in Calgary, Alberta under the Laws of the Province of Alberta or the Federal Laws of Canada;

“Charter Documents” means, as applicable, the articles and by-laws, memorandum and articles of association or other similar constating documents of any body corporate;

“Circular” means the notice of the KCP Meeting and accompanying management proxy and information circular, including all schedules and exhibits thereto, to be sent to the Holders of KCP Common Shares in connection with the KCP Meeting;

“CRC” means Capital Reserve Canada  Ltd, a company existing pursuant to the provisions of the ABCA;

 “CRC Common Shares” means the Class A common shares in the capital of CRC;

“CRC Parties” means collectively, CRC and Newco;

“CRC Public Disclosure” has the meaning specified in Section 6.5;

“CRC Transfer Agent” means Holladay Stock Transfer;

“Effective Date” means the date shown on the certificate of amendment and the certificate of amalgamation issued by the Director pursuant to Subsection 181of the ABCA giving effect to the Amalgamation;

“Effective Time” means 12:01 a.m. (Calgary time) on the Effective Date;

“Encumbrance” includes whether or not registered or recorded, any and all mortgages, liens, licenses, charges, security interests, pledges, conditional sales contracts, options or other rights to acquire any interest in any property, and any adverse claims or rights in any property;

“Governmental Entity” means any (a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing;

“Holders” means, when used with reference to the KCP Common Shares,  the Newco Common Shares, CRC Common Shares or the Amalco Common Shares, the holders of such KCP Common Shares, Newco Common Shares, CRC Common Shares or Amalco Common Shares, as applicable, shown from time to time in the register maintained by or on behalf of KCP, Newco, CRC or Amalco, as applicable, in respect of such KCP Common Shares, Newco Common Shares, CRC Common Shares or Amalco Common Shares, as applicable;

 “KCP” means KCP Innovative Services Inc., a corporation incorporated under the ABCA;

“KCP Amalgamation Resolution” means the special resolution of the Holders of KCP Common Shares approving the Amalgamation, to be substantially in the form and content of Schedule “B” hereto;

“KCP Common Shares” means all of the outstanding common shares in the capital of KCP;

“KCP Dissent Rights” has the meaning specified in Subsection 3.1(a);

“KCP Dissenting Shareholder” means a holder of KCP Common Shares who dissents from the KCP Amalgamation Resolution in compliance with the KCP Dissent Rights;

“KCP Letter of Transmittal” means the letter of transmittal to be provided by KCP to Holders of KCP Common Shares together with the Circular;

“KCP Meeting” means the annual general and special meeting of the Holders of KCP Common Shares (including any adjournment(s) or postponements thereof) to be called and held for, among other purposes, considering and, if deemed advisable, approving the Amalgamation and the KCP Amalgamation Resolution;

“KCP Shareholders” means the registered shareholders of the KCP  Common Shares;

 “Laws” means all statutes, regulations, statutory rules, orders, judgments, decrees and terms and conditions of any grant of approval, permission, authority, permit or license of any court, Governmental Entity, statutory body or self-regulatory authority (including the Securities and Exchange Commission);

 “Material Adverse Effect”, when used in connection with KCP, Newco or CRC, means any change, effect, event or occurrence with respect to its condition (financial or otherwise), properties, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise), businesses (  prospects, operations or results of operations or those of its subsidiaries, that is, or would be reasonably expected to be, material and adverse to the current or future business, operations, regulatory status, financial condition or results of operations of KCP, CRC or Newco, as the case may be, and their respective subsidiaries taken as a whole, but shall, for greater certainty, excluding (a) any decrease in the trading price or value of the common shares of CRC immediately following and reasonably attributable to the announcement of the Amalgamation or (b) any change, effect, event or occurrence relating to the North American economy as a whole or securities markets in general;

“Material Fact” has the meaning ascribed thereto in the Securities Act;

“Misrepresentation” has the meaning ascribed thereto in the Securities Act;

“Newco” means  Capital Reserve Canada Projects Ltd., a corporation incorporated pursuant to the provisions of the ABCA;

“Newco Common Shares” means the common shares in the capital of Newco;

“OTCBB” means the Over the Counter Bulletin Board;

 “Person” means and includes an individual, firm, sole proprietorship, partnership, joint venture, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, a trustee, executor, administrator or other legal representative, Governmental Entity, or other entity, whether or not having legal status;

“Registrar” means the Registrar appointed under Section 263 of the ABCA;

 “SEC” means the Securities  and Exchange Commission;

“Securities Act” means the Securities Act (Alberta), R.S.O., c.S.5, as amended;

 “Subsidiary” means, with respect to a specified body corporate, a body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the directors thereof, whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency, are at the time owned, directly or indirectly, by such specified body corporate, and includes a body corporate in like relation to a subsidiary;

“Tax” and “Taxes” means, with respect to any Person, all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes, franchise taxes, license taxes, withholding taxes (including source withholdings in respect of income taxes, Canada Pension Plan and employment insurance premiums), payroll taxes, employment taxes, pension plan premiums, excise, severance, social security premiums, workers’ compensation premiums, unemployment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes, fees, imports, assessments or charges of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on such entity, and any interest, penalties, additional taxes and additions to tax imposed with respect to the foregoing;

“Tax Act” means the Income Tax Act (Canada), as amended;

“Tax Returns” means all returns, declarations, reports, information returns and statements filed or required to be filed with any taxing authority relating to Taxes;

“Termination Time” means the time that this Agreement is terminated; and

“Time of Closing” shall have the meaning ascribed to such term in Section 7.5(a) of this Agreement.

Section 1.2

Currency.

All amounts of money which are referred to in this Agreement are expressed in lawful money of Canada unless otherwise specified.

Section 1.3

Interpretation Not Affected By Headings.

The division of this Agreement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the provisions of this Agreement.  The terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and the schedules hereto as a whole and not to any particular article, section, subsection, paragraph or subparagraph hereof and include any agreement or instrument supplementary or ancillary hereto.

Section 1.4

Number and Gender.

Unless the context otherwise requires, words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include all genders.

Section 1.5

Date for Any Action.

In the event that any date on which any action is required to be taken hereunder by any of the parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.6

Meanings.

Words and phrases used herein and defined in the ABCA shall have the same meaning herein as in the ABCA, unless otherwise defined herein or the context otherwise requires.  Unless otherwise specifically indicated or the context otherwise requires, “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

Section 1.7

Knowledge.

Where any matter is stated to be “to the knowledge” or “to the best of the knowledge” of KCP or words to like effect in this Agreement, CRC Parties shall be required, in addition to making any other reasonable inquiries, to make inquiries to the senior officers of KCP, or if the matter relates to CRC Parties, to make inquiries to the senior officers of CRC Party or CRC Parties, as the case may be.

Where any matter is stated to be “to the knowledge” or “to the best of the knowledge” of a CRC Party or the CRC Parties or words to like effect in this Agreement,  KCP shall be required, in addition to making any other reasonable inquiries, to make inquiries to the senior officers of the CRC Parties, or if the matter relates to KCP, to make inquiries to the senior officers of KCP.

Section 1.8

Schedules.

The following Schedules are annexed to this Agreement and are hereby incorporated by reference into this Agreement and form part hereof:

Schedule “A”	-	CRC Shareholders
Schedule “B”	-	Form of KCP Amalgamation Resolution
Schedule “C”	-	KCP Shareholders
Schedule “D”	-	Material Contracts of KCP
Schedule “E”	-	KCP Intellectual Property Rights
Schedule “F”	-	Material Contracts of CRC and Newco
Schedule “G”	-	Post Transaction Capitalization of CRC

ARTICLE 2
THE AMALGAMATION

Section 2.1

Implementation Steps.

(a)

KCP covenants in favour of CRC and Newco that KCP shall lawfully convene and hold the

KCP Meeting for the purpose of considering the KCP Amalgamation Resolution as soon as reasonably practicable and, in any event, no later than January 12, 2006, subject to adjournments or postponements, as may be agreed to by KCP and CRC.

(b)

CRC covenants in favour of KCP and Newco that CRC shall in its capacity as the sole shareholder of Newco sign the Newco Amalgamation Resolution as soon as reasonably practicable and, in any event, no later than January 12, 2006, or such other date as may be agreed to by KCP and CRC.

Section 2.2

Circular.

As promptly as reasonably practicable, KCP shall prepare the Circular together with any other documents required by the Securities Act, the ABCA, or other applicable Laws in connection with the approval of the KCP Amalgamation Resolution, the Newco Amalgamation Resolution and matters related thereto.  CRC and KCP shall give the other party timely opportunity to review and comment on all such documentation and all such documentation shall be reasonably satisfactory to CRC and KCP, as the case may be, before it is filed or distributed to the Holders of KCP Common Shares; provided, that CRC and KCP will provide the other party with its comments and any proposed additions and deletions within five Business Days after each receipt of a draft Circular from KCP and CRC, as the case may be.  As promptly as practicable after the date hereof, KCP shall cause the Circular and other documentation required in connection with the KCP Meeting to be sent to each holder of KCP Common Shares and CRC shall cause any required regulatory filings to be filed with the SEC so as to comply with the regulations of the SEC.

Section 2.3

Securities Compliance.

CRC shall use reasonable best efforts to obtain all orders required from the SEC to permit the issuance and first resale of the CRC Common Shares. The CRC Common Shares will continue to be subject to an indefinite statutory resale restriction in Canada, but will be tradeable for certain holders through an exchange or market outside of Canada, or to a person or company outside of Canada, subject to the regulations on resale imposed by the Securities and Exchange Commission.

                  Section 2.4

Preparation of Filings.

(a)

CRC and KCP shall cooperate in:

(i)

the preparation of any application for the orders and the preparation of any documents reasonably deemed by CRC or KCP to be necessary to discharge their respective obligations under federal, provincial, territorial and United States or state securities Laws in connection with the Amalgamation and the other transactions contemplated hereby;

(ii)

the taking of all such action as may be required under any applicable Canadian federal, provincial, territorial and United States or state securities laws (including “blue sky laws”) in connection with the issuance of the CRC Common Shares thereof in connection with the Amalgamation; provided, however, that with respect to the United States “blue sky” and Canadian provincial qualifications neither CRC nor KCP shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where such entity is not now so subject, except as to matters and transactions arising solely from the offer and sale of the CRC Common Shares; and

(iii)

the taking of all such action as may be required under the ABCA in connection with the transactions contemplated by this Agreement.

(b)

Each of CRC and KCP shall promptly furnish to the other all information concerning it and its security holders as may be required for the effectuation of the actions described in Sections 2.2 and 2.3 and the foregoing provisions of this Section 2.4, and each covenants that no information furnished by it (to its

(c)

knowledge in the case of information concerning its shareholders) in connection with such actions or otherwise in connection with the consummation of the Amalgamation and the other transactions contemplated by this Agreement will contain any misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated in any such document or necessary in order to make any information so furnished for use in any such document not misleading in the light of the circumstances in which it is furnished.

(c)

Each of CRC and KCP shall promptly notify the other if at any time before or after the Effective Time it becomes aware that the Circular or an application for an order described in Section 2.3 contains any misrepresentation or any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Circular or such application.  In any such event, CRC and KCP shall cooperate in the preparation of a supplement or amendment to the Circular or such other document, as required and as the case may be, and, if required, shall cause the same to be distributed to the Holders of KCP Common Shares or filed with the relevant securities regulatory authorities.

              Section 2.5

Filing of Articles of Amendment and Articles of Amalgamation.

Subject to the rights of termination contained in Article 9 hereof, upon the Holders of KCP Common Shares approving the KCP Amalgamation Resolution; upon CRC, as the sole shareholder of Newco, approving the Newco Amalgamation Resolution, in accordance with the provisions of the ABCA, KCP shall file Articles of Amendment and KCP and Newco shall jointly file with the Director of the ABCA the Articles of Amalgamation and such other documents as are required to be filed under the ABCA for acceptance by the Director of the ABCA to give effect to the Amalgamation, pursuant to provisions of the ABCA.

             Section 2.6

Effect of KCP Amalgamation.

On the Effective Date of the Amalgamation, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

(a)

KCP and Newco shall amalgamate to form Amalco and shall continue as one company under the ABCA in the manner set out in Section 2.7 hereof and with the effect set out in Section 181 of the ABCA, unless the Amalgamation does not proceed or KCP otherwise agrees in writing;

(b)

immediately upon the amalgamation of KCP and Newco to form Amalco as set forth in Subsection 2.6(a):

(i)

each one (1) KCP Common Share issued and outstanding on the Effective Date (other than KCP  Common Shares held by Dissenting Shareholders, to whom Subsection 3.1(b) applies) shall be exchanged for (one) 1 CRC Common Share.

(ii)

each issued and outstanding Newco Common Share shall be converted into one Amalco Common Share;

(c)

with respect to each KCP Common Share exchanged in accordance with Subsection 2.6(b)(i):

(i)

the Holders thereof shall cease to be the holders of such KCP Shares and Newco Shares and the names of such holders shall be removed from the register of Holders of such KCP Shares and Newco Shares;

(ii)

the certificates (if any) representing such KCP Shares and Newco Shares, shall be deemed to have been cancelled as of the Effective Date;

(iii)

the Holders thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exchange or transfer such shares in accordance with Subsection 2.6(d); and

(d)

in consideration of the issue of the CRC Common Shares to effect the Amalgamation, Amalco will issue to CRC one fully-paid and non-assessable Amalco Common Share for each CRC Common Share so issued pursuant to 2.6(b)(i);

provided that none of the foregoing shall occur or shall be deemed to occur unless all of the foregoing occurs.

             Section 2.7

Amalgamated Corporation.

Unless and until otherwise determined in the manner required by law, by Amalco or by its directors or the Holder or Holders of the Amalco Common Shares, the following provisions shall apply:

(a)

Name.  The name of Amalco shall be “KCP Innovative Services Inc.

(b)

Registered Office.  The municipality where the registered office of Amalco shall be located is Calgary.  The address of the registered office of Amalco shall be at 2350 Canterra Tower, 400-3rd Ave SW, Calgary AB T2P 4H3.

(d)

Business and Powers.  There shall be no restrictions on the business that Amalco may carry on or on the powers it may exercise;

(e)

Authorized Share Capital.  Amalco shall be authorized to issue an unlimited number of common shares;

(f)

Share Restrictions.

(i)

Transfer.  The transfer of shares in the capital of Amalco shall be restricted in that no share shall be transferred without either (A) the consent of the directors of Amalco expressed by resolution passed by the board of directors or by an instrument or instruments in writing signed by all of such directors, or (B) the consent of the Holders of shares in the capital of Amalco to which are attached more than 50% of the voting rights attaching to all shares for the time being outstanding entitled to vote at such time expressed by a resolution passed by such shareholders at a meeting duly called and constituted for that purpose or by an instrument or instruments in writing signed by all of such shareholders;

(ii)

Number of Shareholders.  The number of shareholders of Amalco, exclusive of Persons who are in its employment and exclusive of Persons who, having been formerly in the employment of Amalco, were, while in that employment, and have continued after termination of that employment to be, shareholders of such Amalco, is limited to not more than 50, two or more Persons who are the joint registered owners of one or more shares in the capital of Amalco being counted as one shareholder; and

(iii)

Public Distributions.  Any invitation to the public to subscribe for any securities of Amalco is prohibited;

(g)

Number of Directors.  The number of directors of Amalco shall be not less than one (1) and not more than seven (7) as the shareholders of Amalco may from time to time determine by special resolution or, if empowered to do so by special resolution, as the directors of Amalco may from time to time determine;

(h)

Initial Directors. The initial directors of Amalco shall be as follows:

James Baker

Ken Pearson

Don Getty

Robert Hawkes

(i)

By-laws. The by-laws of Amalco, until repealed, amended or altered, shall be the same as the by-laws of KCP with such amendments thereto as may be necessary to give effect to this Agreement; and

(i)

Auditors.  The auditors of Amalco, until the first annual general meeting of shareholders of Amalco, shall be Henry K Kwok, Suite 312, 8925-51 Ave., Edmonton, AB T6E 5J3, unless and until such auditors resign or are removed in accordance with the provisions of the ABCA.

             Section 2.8

Stated Capital.

(a)

The amount added to the stated capital in respect of the Amalco Common Shares issuable by Amalco pursuant to Subsection 2.6(b)(ii) and Subsection 2.6(d) shall be the aggregate of (i) the paid-up capital (within the meaning of the Tax Act), determined immediately before the Effective Time, of the Newco Common Shares converted into Amalco Common Shares pursuant to Subsection 2.6(b) and (ii) the paid-up capital (within the meaning of the Tax Act), determined immediately before the Effective Time, of the KCP Shares converted into CRC Common Shares pursuant to Subsection 2.6(d)(i).

(j)

The amount added to the stated capital of CRC in respect of the CRC Common Shares issuable by CRC pursuant to Subsection 2.6(b) shall be the aggregate of the paid-up capital (within the meaning of the Tax Act), determined immediately before the Effective Time, of the KCP Common Shares converted into CRC Common Shares pursuant to Subsection 2.6(b).

ARTICLE 3
RIGHTS OF DISSENT

Section 3.1

KCP Dissent Rights.

(a)

A holder of KCP Common Shares may exercise rights of dissent with respect to such KCP Common Shares pursuant to and in the manner set forth in Section 185 of the ABCA (the “KCP Dissent Rights”) in connection with the Amalgamation.  A holder of KCP Common Shares who duly exercises such KCP Dissent Rights (including the sending of a notice of dissent to KCP) ceases to have any rights as a holder of KCP Common Shares other than the right to be paid the fair value of such holder’s KCP Common Shares pursuant to Section 185 of the ABCA except in certain circumstances, including where:

(i)

such holder withdraws the notice of dissent before KCP makes an offer to such holder pursuant to Subsection 185(15) of the ABCA, or

(ii)

KCP fails to make an offer to such holder in accordance with Subsection 185(15) of the ABCA and such holder withdraws the notice of dissent.

(b)

In either of the circumstances described in Subsection 3.1(a)(i) or (ii), or if a KCP Dissenting Shareholder is ultimately determined not to be entitled, for any reason, to be paid fair value for their KCP Common Shares, a holder of KCP Common Shares shall be deemed to have participated in the Amalgamation, as of the Effective Time, on the same basis as a non-KCP Dissenting Shareholder.

ARTICLE 4
CERTIFICATES

Section 4.1

Issuance of Certificates Representing CRC Common Shares

At or promptly after the Effective Time, CRC shall deposit with the CRC Transfer Agent, for the benefit of the Holders of KCP Shares who will receive CRC Common Shares in connection with the Amalgamation, certificates representing the maximum number of CRC Common Shares that are issuable in connection with the Amalgamation.  Upon surrender to the Transfer Agent for transfer to CRC of a certificate which immediately prior to or upon the Effective Time represented KCP Shares in respect of which the holder is entitled to receive CRC Common Shares in connection with the Amalgamation, together with a duly completed KCP Letter of Transmittal (confirming that the holder is waiving all KCP Dissent Rights), and such other documents and instruments as would have been required to effect the transfer of the securities formerly represented by such certificate under the ABCA and the by-laws of KCP and such additional documents and instruments as the CRC Transfer Agent may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and after the Effective Time the Transfer Agent shall deliver to such holder, a certificate representing that number of CRC Common Shares which such Holder has the right to receive and any certificates so surrendered shall forthwith be cancelled.  No dividends and distributions, will be payable to Holders of certificates in respect of KCP Shares.  In the event of a transfer of ownership of KCP Shares that was not registered in the securities register of KCP, a certificate representing the proper number of CRC Common Shares may be issued to the transferee if the certificate representing such KCP Shares is presented to the CRC Transfer Agent as provided above, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.  Until surrendered, as contemplated by this Section 4.1, each certificate which immediately prior to or upon the Effective Time represented one or more KCP Shares under the Amalgamation, that were exchanged or were deemed to be exchanged for CRC Common Shares pursuant to Section 2.6, shall be deemed at all times after the Effective Time, to represent only the right to receive upon such surrender a certificate representing that number of CRC Common Shares which such holder has the right to receive.

Section 4.2

Distributions with respect to Unsurrendered Certificates.

No dividends or other distributions paid, declared or made with respect to CRC Common Shares with a record date after the Effective Time, shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding KCP Shares that were exchanged for CRC Common Shares pursuant to Section 2.6 unless and until the holder of such certificate shall comply with the provisions of Section 4.1.  Subject to applicable law, at the time such holder shall have complied with the provisions of Section 4.1, (or, in the case of clause (ii) below, at the appropriate payment date), there shall be paid to the holder of the certificates formerly representing KCP Shares, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the CRC Common Shares to which such holder is entitled pursuant hereto and (ii) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the date of compliance by such holder with the provisions of Section 4.1 and a payment date subsequent to the date of such compliance and payable with respect to such CRC Common Shares.

Section 4.3

Lost Certificates.

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding KCP Shares that were exchanged pursuant to Section 2.6 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Holder of KCP Shares claiming such certificate to be lost, stolen or destroyed, the CRC Transfer Agent will issue in exchange for such lost, stolen or destroyed certificate, one or more certificates representing one or more CRC Common Shares pursuant to Section 4.1 (and any dividends or distributions with respect to the KCP Shares) in each case deliverable in accordance with Section 2.6.  When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the holder to whom certificates representing CRC Common Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to CRC and KCP and their respective transfer agents in such sum as CRC and KCP may jointly direct or otherwise indemnify CRC and KCP in a manner satisfactory to CRC and KCP against any claim that may be made against CRC or KCP with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.4

Extinguishment of Rights.

Any certificate which immediately prior to the Effective Time represented outstanding KCP Shares that are not held by a KCP Dissenting Shareholder who is ultimately entitled to be paid fair value of the KCP Shares held by such KCP Dissenting Shareholder but was exchanged or was deemed to have been exchanged pursuant to Section 2.6, that has not been deposited with all other instruments required by Section 4.1 on or prior to the earlier of the third anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a holder of CRC Common Shares.  On such date, the CRC Common Shares (and any dividends or distribution with respect thereto) to which the former holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to CRC, together with all entitlements to dividends, distributions and interest in respect thereof held for such former holder.  None of CRC, KCP or the CRC Transfer Agent shall be liable to any Person in respect of any CRC Common Shares (or dividends and/or distribution) delivered to a public official pursuant to and in compliance with any applicable abandoned property, escheat or similar law.

Section 4.5

Withholding Rights.

CRC, KCP and the CRC Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of CRC Common Shares or KCP Shares such amounts as CRC, KCP or the CRC Transfer Agent is required to deduct and withhold with respect to such payment under the Tax Act, or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Holder of the securities in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.  To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, CRC, KCP and the CRC Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to KCP, CRC or the CRC Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and CRC, KCP or the CRC Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

Section 4.6

Termination of Depositary.

Any CRC Common Shares that remain undistributed by the CRC Transfer Agent to former Holders of KCP Shares 16 months after the Effective Date shall be delivered to CRC, upon demand therefor, and Holders of certificates previously representing KCP Shares who have not theretofore complied with Section 4.1 shall thereafter look only to CRC for payment of any claim to CRC Common Shares or dividends or distributions, if any, in respect thereof.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF KCP

KCP represents and warrants to and in favour of the CRC Parties as follows:

Section 5.1

Organization and Standing.

KCP   has been duly incorporated and is a valid and subsisting corporation under the provisions of the Laws of its jurisdiction of continuance or incorporation, has all requisite corporate power and authority to carry on its business as now being carried on by it and to own or lease and operate its properties and assets and is duly licensed or otherwise qualified to carry on business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, except where, individually or in the aggregate, the failure to be so licensed or qualified would not have a Material Adverse Effect on KCP.

Section 5.2

Capitalization of KCP.

(a)

The authorized share capital of KCP consists of an unlimited number of KCP Common Shares.  As of December 1, 2005, 22,170,114 KCP Common Shares were issued and outstanding as fully paid

(b)

and non-assessable shares, which KCP Common Shares are held by the Persons set out in Schedule “C” free and clear of all Encumbrances.  All the KCP Common Shares were offered, issued and sold in compliance with applicable securities laws in distributions exempt from the prospectus and registration requirements of such securities laws, and all notices and filings in respect of such distributions have been made by KCP within the time and within the manner required by the securities laws.

(c)

 KCP does not have any outstanding agreements, subscriptions, warrants, options or commitments (pre-emptive, contingent or otherwise), nor has it granted any rights or privileges capable of becoming an agreement, subscription, warrant, option or commitment, obligating KCP to offer, sell, repurchase or otherwise acquire, transfer, pledge or encumber any shares in the capital of KCP, or other securities, nor are there outstanding any securities or obligations of any kind convertible into or exercisable or exchangeable for any capital stock of KCP.  There are no outstanding bonds, debentures or other evidences of indebtedness of KCP having the right to vote or that are exchangeable or convertible for or exercisable into securities having the right to vote with Holders of KCP Common Shares on any matter as of the date hereof.  There are no outstanding securities of KCP in addition to KCP Common Shares having the right to vote with Holders of KCP Common Shares on any matter.

(d)

KCP does not have any shares or other interests in any company or Person.   KCP is not a party to any agreement or arrangement to acquire any shares or other interests in any other companies or Persons.

(e)

As of the date hereof, there are no shareholder agreements, proxies, voting trusts, rights to require registration under securities Laws or other arrangements or commitments to which KCP is a party or bound with respect to the voting, disposition or registration of any outstanding securities of KCP   which does not require KCP or the Holders of KCP Common Shares to give any notices or obtain any consent before completing the transactions contemplated in this Agreement.

Section 5.3

Authority and No Violation.

(a)

KCP has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the agreements, documents and transactions contemplated herein have been duly authorized by all necessary corporate action of KCP.  This Agreement has been duly executed and delivered by KCP and constitutes a valid and binding obligation of KCP, enforceable in accordance with its terms subject only to the following qualifications:

(i)

an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy; and

(ii)

enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting the enforceability of creditors’ rights.

(b)

None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfilment of or compliance with the terms and provisions hereof do or will, nor will they with the giving of notice or the lapse of time or both:

(i)

conflict with any of the terms, conditions or provisions of the Charter Documents of KCP  ;

(ii)

subject to the consents, approvals, orders, authorizations, registrations, declarations or filings referred to in Section 5.5 being made or obtained, violate any provision of any Laws applicable to KCP; or

(iii)

conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any agreement,

covenant, undertaking, commitment, instrument, judgment, order, decree or award to which KCP is a party or by which they are bound or to which their property is subject, all as of the Effective Date; or

(iv)

result in the cancellation, suspension or alteration in the terms of any licence, permit or authority held by KCP, or in the creation of any Encumbrance upon any of the assets of KCP   under any such agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award or give to any other Person any interest or rights, including rights of purchase, termination, cancellation or acceleration;

except in the case of clauses (ii) through (iv) for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect on KCP or impair the ability of KCP to perform its obligations hereunder or prevent or delay the consummation of any of the transactions contemplated hereby; and

(c)

The board of directors of KCP at a meeting duly called and held or by written resolution has determined by unanimous approval that the transactions contemplated by this Agreement are fair to the Holders of KCP Common Shares and in the best interests of KCP and recommends that such Holders of KCP Common Shares vote in favour of the transactions contemplated by this Agreement.

Section 5.4

Consents, Approvals.

No consent, approval, order or authorization of, or registration, declaration or filing with, any third party or Governmental Entity is required by or with respect to KCP in connection with the execution and delivery of this Agreement by KCP, the performance of its obligations hereunder or the consummation by KCP of the transactions contemplated hereby other than (a) the approval by the shareholders of KCP and the KCP Amalgamation Resolution, (b) such registrations and other actions required under federal, state, provincial, and territorial securities Laws as are contemplated by this Agreement, (c) any filings with the Director, and (d) any other consents, approvals, orders, authorizations, registrations, declarations or filings which, if not obtained or made, would not, individually or in the aggregate, have a Material Adverse Effect on KCP or prevent or delay the consummation of any of the transactions contemplated hereby or impair KCP’s ability to perform its obligations hereunder.

Section 5.5

Financial Statements, Reports.

(a)

The audited consolidated financial statements of KCP for the period ended August 30, 2005 (including any related notes thereto) (i) have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the period involved, (ii) complied in all material respects with the requirements of applicable securities Laws, and (iii) fairly present the consolidated financial position, results of operations and cash flows of KCP as of the respective dates thereof and for the respective periods covered thereby.

(b)

From August 30, 2005 to the date of this Agreement, there has been no change by KCP in its accounting policies, methods, practices or principles.

Section 5.6

Property, Assets.

KCP is the legal and beneficial owner of the material properties and assets set out in the KCP financial statements with good and marketable title thereto, free and clear of Encumbrances, except as disclosed.

Section 5.7

Liabilities.

Except for liabilities or obligations as otherwise disclosed to CRC in writing, KCP does not have any liability or obligation including, without limitation, liabilities for Taxes, whether accrued, absolute, contingent or otherwise, not reflected in the audited financial statements of KCP for the fiscal period ended August 30, 2005, except liabilities and obligations incurred in the ordinary course of business since August 30, 2005, which liabilities and obligations are not material in the aggregate. KCP is not a party to or bound by an agreement of guarantee, support, indemnification, or similar commitment with respect to the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

Section 5.8

Litigation, Etc.

There are no actions, suits, proceedings, investigations or outstanding claims or demands, whether or not purportedly on behalf of KCP, instituted, pending, or, to the knowledge of KCP, threatened against or affecting KCP at law or in equity or before or by any Governmental Entity, nor is there any judgment, order, decree or award of any Governmental Entity having jurisdiction, obtained, pending or, to the knowledge of KCP, threatened against KCP, and KCP is not, nor are its respective assets and properties, subject to any outstanding judgment, order, writ, injunction or decree.

Section 5.9

Insurance.

KCP has its assets insured against loss or damages as is appropriate to its business and assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses and assets, and such insurance coverages are and will be continued in full force and effect to and including the Effective Date and no notice of cancellation or termination has been received and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default thereunder.

Section 5.10

Absence of Certain Changes or Events.

(a)

Each contract or agreement between KCP and any other Person which is material to the ownership, use or operation of a material portion of the business, properties or assets of KCP, is in full force and effect and, to the best of the knowledge and belief of KCP is valid, binding and enforceable against each of the parties thereto in accordance with its terms (subject only to the qualifications set out in Subsections 5.4(a)(i) and (ii) hereof) and no material breach or default exists in respect thereof on the part of any party thereto and no event has occurred which, with the giving of notice or the lapse of time or both, would constitute such a material breach or default.

(b)

Since August 30, 2005, KCP has not: (i) declared or paid any dividends or made any distribution of its properties or assets to its shareholders and KCP has not disposed of any of its properties or assets or incurred any material indebtedness; or (ii) made or suffered any change or changes in its financial condition, assets, liabilities or business which, singly or in the aggregate, have a Material Adverse Effect or could have a Material Adverse Effect on its financial condition, assets, liabilities or business as currently or proposed to be conducted.

Section 5.11

Tax.

(a)

KCP has timely filed, or caused to be filed, all material Tax Returns required to be filed by it (all of which returns were correct and complete in all material respects), has timely paid, or caused to be paid, all Taxes due and payable by either of them, and has satisfied in full in all respects all Tax withholding, deposit and remittance requirements imposed on or with respect to KCP, respectively, and KCP’s financial statements for the fiscal period ending August 30, 2005 contain an adequate provision in accordance with Canadian generally accepted accounting principles for all material amounts of Taxes payable in respect of each period covered by such financial statements to the extent such Taxes have  not been paid, whether or not due and whether or not shown as being due on any Tax Returns.  KCP has made adequate provision in accordance with Canadian generally accepted accounting principles in its books and records for any amount of Taxes material to KCP and accruing in respect of any accounting period ending subsequent to the period covered by such financial statements.

(b)

KCP has not received any written notification that any issue involving an amount of Taxes has been raised (and is currently pending) by the Canada Customs and Revenue Agency, the United States Internal Revenue Service or any other taxing authority, including any sales tax authority, and no waivers of statutes of limitations or objections to any assessments or reassessments involving an amount of Taxes have been given, filed or requested with respect to KCP.  KCP has not received any notice from any taxing authority to the effect that any Tax Return is being examined, and KCP has no knowledge of any Tax audit or issue.  There are no proposed (but unassessed) additional Taxes applicable by KCP and none has been asserted against KCP.  There are no Tax liens on, or statutory trusts in respect of, any assets of KCP except for Taxes not yet due and payable.  KCP has not received a refund of any Taxes to which it was not entitled.

(c)

KCP has withheld from each payment made to any present or former employees, officers, consultants and directors and to all persons who are non-residents of Canada for the purposes of the Tax Act all amounts required by Law and have remitted such withheld amounts within the prescribed periods to the appropriate federal or provincial taxing authority.  KCP has remitted all Canada Pension Plan contributions, Employment Insurance premiums, Employer Health Taxes and other Taxes payable by it and has or will have remitted such amounts to the proper taxing authority within the time required by applicable Law.  KCP charged, collected and remitted on a timely basis all Taxes required by applicable Law (including, without limitation, Part IX of the Excise Tax Act (Canada) or the retail sales tax legislation of any province of Canada) on any sale, supply or delivery whatsoever, made by KCP.

Section 5.12

Employment Matters.

(a)

KCP is not party to any written or oral policy, agreement, obligation or understanding providing for severance or termination payments to any former or current director, officer, employee or consultant other than as required by applicable Laws for employees without agreements as to notice or severance.

(b)

KCP is not a party to written or oral employment agreements or consulting agreements other than as has been disclosed to CRC in writing.

(c)

There are no complaints against KCP before any employment standards branch or tribunal or human rights tribunal, nor, to the knowledge of KCP, any complaints or any occurrence which might lead to a complaint under any human rights legislation or employment standards legislation. There are no outstanding decisions or settlements or pending settlements under applicable employment standards legislation which place any obligation upon KCP to do or refrain from doing any act. Except for non-compliance that is not or would not result in a Material Adverse Effect on KCP, KCP is currently in full compliance with all workers’ compensation, occupational health and safety and similar legislation, including payment in full of all amounts owing thereunder, and there are no pending claims or outstanding orders against either of them under applicable workers’ compensation legislation, occupational health and safety or similar legislation nor has any event occurred which may give rise to any such claim.

(d)

KCP has complied in all material respects with all applicable Laws relating to employment in their businesses, including those relating to wages, hours, collective bargaining, occupational health and safety, employment standards, pay equity and workers’ compensation. All salaries or wages, vacation pay (including banked vacation pay), bonuses, commissions, premiums for employment insurance, pension plan, premiums, and other employee benefit payments are accurately reflected and have been accrued in the books and records of KCP, as the case may be, and no salaries or wages are owing to any employee of KCP except for those salaries and wages accrued as of the date hereof at each employee’s current salary level or wage amount payable on the next scheduled pay period.

(e)

Since its incorporation, KCP has not paid or agreed to pay any bonus, fee, distribution, remuneration or other compensation to any Person.

(f)

To the best of the knowledge of KCP, no employee or independent contractor of KCP    is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s or independent contractor’s best efforts to promote the interests of KCP.   To the best of the knowledge of KCP, no present or former employee or independent contractor of KCP has violated any term of any employment contract, non-competition or non-solicitation agreement, patent or other proprietary information agreement or similar contract with, or any fiduciary duty in favour of, a former employer of such employee or independent contractor or any other third party. KCP has not received any notice from any third party alleging that such a violation has occurred.

(g)

No principal of KCP, employee, director or officer of KCP intends to terminate his or her relationship as an employee, consultant, director and/or officer of KCP.

(h)

KCP has not, and is not, subject to any present or future obligation or liability under any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group insurance plan, hospitalization plan, disability plan or other employee benefit plan, program, policy or practice, formal or informal, with respect to any of the employees of the business, other than the Canada Pension Plan and other similar plans established pursuant to statute.

Section 5.13

Corporate Records.

The corporate records and minute books of KCP as required to be maintained by them under the Laws of its jurisdiction of incorporation are up-to-date, in all material respects, and contain complete and accurate minutes of all meetings of shareholders and the board of directors and any committees thereof and all resolutions consented to in writing.

Section 5.14

Contracts.

Schedule “D” lists as of the date hereof all material written or oral contracts, agreements, guarantees, leases and executory commitments (each a “Material Contract”) to which KCP is a party, and KCP is not in default or breach of any Material Contract and to the knowledge of KCP no default or breach on the part of any other party to a Material Contract exists.

Section 5.15

Compliance with Laws; Permits.

(a)

KCP is in compliance, and at all times has complied, with all applicable Laws other than non-compliance which would not, individually or in the aggregate, have a Material Adverse Effect on KCP.  No investigation or review by any Governmental Entity with respect to KCP is pending or, to the knowledge of KCP, is threatened, nor has any Governmental Entity indicated in writing an intention to conduct the same, other than those the outcome of which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on KCP   .

(b)

KCP is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to lawfully carry on its businesses as they are now being conducted (collectively, the “KCP Permits”), except where the failure to be in possession of such KCP Permits would not, individually or in the aggregate, have a Material Adverse Effect on KCP, and there is no action, proceeding or investigation pending or, to the knowledge of KCP, threatened regarding any of the KCP Permits which would have a Material Adverse Effect on KCP.  KCP is not in conflict with, or in default or violation of any of the KCP Permits, except for any such conflicts, defaults or violations which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on KCP.   .

Section 5.16

Restrictions on Business Activities.

There is no agreement, judgment, injunction, order or decree binding upon KCP that has or could be reasonably expected to have the effect of prohibiting, restricting or materially impairing any business practice of KCP, acquisition of property by KCP or the conduct of business by KCP as currently conducted.

Section 5.17

Environmental.

To the best knowledge of KCP after due inquiry:

(a)

there is no environmental liability, or any factor likely to give rise to any environmental liability, affecting any of the properties of KCP that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect upon KCP; and

(b)

KCP has not violated or infringed any environmental Law now in effect nor has any such entity violated or infringed any then current environmental Law as applied at that time, other than such violations or infringements that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect upon KCP.

Section 5.18

Intellectual Property.

(a)

KCP    directly or indirectly, owns, licenses or otherwise has legally enforceable rights to use, or can acquire on reasonable terms and without material expense, all patents, patent rights, trademarks, trade names, service marks, copyrights and any applications therefore, technology, know-how, computer software and applications and tangible or intangible proprietary information or materials, that are material to and used in the business of KCP as presently conducted (the “KCP Intellectual Property Rights”).  A summary of the KCP Intellectual Property Rights is set forth in the Schedule “E”.

(b)

In the case of KCP Intellectual Property Rights owned by KCP, KCP owns such KCP Intellectual Property Rights free and clear of any Encumbrances.  KCP has an adequate right to the use of the KCP Intellectual Property Rights or the material covered thereby in connection with the services or products in respect of which such KCP Intellectual Property Rights are being used.  KCP has not received any written notice or claim, nor has it received any other information, stating that the manufacture, sale, licensing, or use of any of the services or products of KCP as now manufactured, sold, licensed or used or proposed for manufacture, sale, licensing or use by KCP or any of their subsidiaries in the ordinary course of their business as presently conducted or proposed to be conducted in the Filing Statement infringes on any copyright, patent, trade mark, service mark or trade secret of a third party where such infringement would have a Material Adverse Effect on KCP.  KCP    has not received any written notice or claim, nor has it received any other information, stating that the use by KCP of any trademarks, service marks, trade names, trade secrets, copyrights, patents, technology or know-how and applications used in the business of KCP as presently conducted infringes on any other Person’s trademarks, service marks, trade names, trade secrets, copyrights, patents, technology or know-how and applications, where such infringement would have a Material Adverse Effect on KCP.   KCP has not received any written notice or claim, nor has it received any other information, challenging the ownership by KCP or the validity of any of the KCP Intellectual Property Rights.  All registered patents, trademarks, service marks and copyright held by KCP    are subsisting, except to the extent any failure to be subsisting would not have a Material Adverse Effect on KCP.  To the knowledge of KCP, there is no material unauthorized use, infringement or misappropriation of any of the KCP Intellectual Property Rights by any third party, including any employee or former employee of KCP.  No KCP Intellectual Property Right is subject to any known outstanding decree, order, judgment, or stipulation restricting in any manner the licensing thereof by KCP,  except to the extent any such restriction would not have a Material Adverse Effect on KCP.

Section 5.19

Brokerage and Finders’ Fees.

KCP nor any shareholder, director, officer or employee thereof, has not incurred or will incur on behalf of KCP, as the case may be, any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby.

Section 5.20

Solvency of KCP.

There are reasonable grounds for believing that KCP is able to pay its liabilities as they become due and, at the time of the consummation of the Amalgamation, will be able to pay its liabilities as they become due.  There are reasonable grounds for believing that the realizable value of Amalco’s assets will, immediately after the consummation of the Amalgamation, not be less than the aggregate of its liabilities and the stated capital of all classes of shares.

Section 5.21

Private Issuer.

KCP is a “private issuer” as defined in the Securities Act (Alberta).

Section 5.22

Creditors of KCP.

KCP has reasonable grounds for believing that no creditor of KCP will be prejudiced by the Amalgamation.

Section 5.23

Non Arms Length Contracts

KCP is not a party to any Contract or agreement with any officer, director, principal of a    Shareholder, shareholder or any Person not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with any of the foregoing.

Section 5.24

KCP Information

KCP has fully made available to CRC and its advisers all of the information that they have requested for deciding whether to complete the transactions contemplated in this Agreement and all information relating to KCP, which KCP reasonably believes is necessary to enable CRC to make such a decision. None of the foregoing representations, warranties and statements of fact and no other statement furnished by or on behalf of KCP to CRC or its advisers in connection with the negotiation of the transactions contemplated by this Agreement contain, in respect of KCP, any untrue statement of a material fact or omit to state any material fact necessary to make such statement or representation not misleading to a prospective purchaser of securities of KCP seeking full information as to KCP and their properties, financial condition, prospects, businesses and affairs.

Section 5.25

Survival of Representations and Warranties.

The representations and warranties of KCP contained in this Agreement shall be true at the Time of Closing as though they were made by KCP at the Time of Closing and they shall survive the completion of the transactions contemplated under this Agreement in full force and effect for a period of two years.  Notwithstanding the foregoing a claim for any breach of any of the representations and warranties contained in this Agreement involving fraud or a fraudulent misrepresentation by KCP may be made at any time following the Time of Closing against KCP subject only to applicable limitation periods imposed by law.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF CRC PARTIES

Each of CRC and Newco jointly and severally represents and warrants to and in favour of KCP as follows:

Section 6.1

Organization and Standing.

(a)

Each of CRC and Newco has been duly incorporated and is a valid and subsisting corporation under the provisions of the Laws of its jurisdiction of continuance or incorporation, has all requisite corporate power and authority to carry on its business as now being carried on by it and to own or lease and operate its properties and assets and is duly licensed or otherwise qualified to carry on business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, except where, individually or in the aggregate, the failure to be so licensed or qualified would not have a Material Adverse Effect on CRC or Newco.

(b)

CRC has no subsidiaries as of the date hereof other than Newco and shall have no subsidiaries as of the Effective Date other than Amalco.

Section 6.2

Capitalization.

(a)

The authorized share capital of CRC consists of an unlimited number of CRC Common Shares, an unlimited number of Class B common shares and an unlimited number of preferred shares (“First Preferred Shares”).  As of December 1, 2005, 34,810,814 CRC Common Shares and no Class B common Shares and no First Preferred Shares were issued and outstanding.  All of such issued and outstanding shares are fully-paid and non-assessable, which CRC Common Shares are held by the Persons set out in Schedule “A” free and clear of all Encumbrances.  All of the CRC Common Shares were offered, issued and sold in compliance with applicable securities laws, and all notices and filings in respect of such distributions have been made by CRC within the time periods and in the manner required by applicable securities laws.

(b)

The authorized share capital of Newco consists of an unlimited number of Newco Common Shares and as of December 1, 2005, all 17,335,914 issued and outstanding Newco Common Share were owned by CRC free and clear of all Encumbrances.  All such issued and outstanding shares are fully-paid and non-assessable.  All of the Newco Common Shares were offered, issued and sold in compliance with applicable securities laws in distributions exempt from the prospectus and registration requirements of all securities laws and all notices and filings in respect of such distributions have been made by Newco within the time periods and in the manner required by applicable securities laws.

(c)

Other than the convertible loan agreements, neither CRC nor Newco has any outstanding agreements, subscriptions, warrants, options or commitments (pre-emptive, contingent or otherwise), nor has CRC or Newco granted any rights or privileges capable of becoming an agreement, subscription, warrant, option or commitment, obligating the CRC Parties, to offer, issue, sell, repurchase or otherwise acquire, transfer, pledge or encumber any shares in the capital of the CRC Parties, or other securities, nor are there outstanding any securities or obligations of any kind convertible into or exercisable or exchangeable for any capital stock of the CRC Parties.  There are no outstanding bonds, debentures or other evidences of indebtedness of CRC or Newco having the right to vote (or that are exchangeable or convertible for or exercisable into securities having the right to vote) with the Holders of CRC Common Shares or Newco Common Shares.

(d)

CRC does not have any shares or other interests in any company or Person other than 100% of the issued and outstanding shares of Newco which it legally and beneficially owns free of all Encumbrances.  Other than this Agreement, neither CRC nor Newco is a party to any agreement or arrangement to acquire any shares or other interests in any other companies or Persons and is not a party to any agreement or arrangements to acquire or lease any other business operations.

(e)

As of the date hereof, there are no shareholder agreements, proxies, voting trusts, rights to require registration under securities Laws or other arrangements or commitments to which the CRC Parties are a part or bound with respect to the voting, disposition or registration of any outstanding securities of the CRC Parties.

Section 6.3

Authority and No Violation.

(a)

Each of the CRC Parties has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the agreements, documents and transactions contemplated herein have been duly authorized by all necessary corporate action of the CRC Parties.  This Agreement has been duly executed and delivered by each of the CRC Parties and constitutes a valid and binding obligation of each of the CRC Parties, enforceable in accordance with its terms subject only to the following qualifications:

(i)

an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy; and

(ii)

enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting the enforceability of creditors’ rights.

(b)

None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfilment of or compliance with the terms and provisions hereof do or will, nor will they with the giving of notice or the lapse of time or both:

(i)

conflict with any of the terms, conditions or provisions of the Charter Documents of the CRC Parties;

(ii)

subject to the consents, approvals, orders, authorizations, registrations, declarations or filings referred to in Section 6.4 being made or obtained, violate any provision of any Laws applicable to the CRC Parties;

(iii)

conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award to which either of the CRC Parties is a party or by which it is bound or to which its property is subject, all as of the Effective Date, or

(iv)

result in the cancellation, suspension or alteration in the terms of any licence, permit or authority held by the CRC Parties, or in the creation of any lien, charge, security interest or encumbrance upon any of the assets of the CRC Parties under any such agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award or give to any other Person any interest or rights, including rights of purchase, termination, cancellation or acceleration;

except in the case of clauses (ii) through (iv) for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect on the CRC Parties or impair the ability of the CRC Parties to perform their obligations hereunder or prevent or delay the consummation of any of the transactions contemplated hereby.

The board of directors of CRC by consent resolution dated effective January 12, 2006, has determined by unanimous approval that the transactions contemplated by this Agreement are fair to the Holders of CRC Common Shares and in the best interests of CRC and has accordingly consented to the Newco Amalgamation Resolution in favour of the transactions contemplated by this Agreement.

Section 6.4

Consents, Approvals.

No consent, approval, order or authorization of, or registration, declaration or filing with, any third party or Governmental Entity is required by or with respect to either of the CRC Parties in connection with the execution and delivery of this Agreement by the CRC Parties, the performance of their obligations hereunder or the consummation by the CRC Parties of the transactions contemplated hereby other than (a) such registrations and other actions required under federal, state, provincial, and territorial securities Laws as are contemplated by this Agreement, (b) any filings with the Director, (c) the approval of the SEC, and (d) any other consents, approvals, orders, authorizations, registrations, declarations or filings which, if not obtained or made, would not, individually or in the aggregate, have a Material Adverse Effect on CRC or Newco or prevent or delay the consummation of any of the transactions contemplated hereby or impair the ability of either of the CRC Parties to perform its obligations hereunder.

Section 6.5

Public Disclosure.

Since January 1, 2004, CRC has filed any and all required forms, reports and documents (collectively, the “CRC Public Disclosure”) with the applicable securities regulatory authorities having jurisdiction.  None of the CRC Public Disclosure filed by CRC with the applicable  securities regulatory authorities having jurisdiction, at the time filed or as subsequently amended, contained any misrepresentation or any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 6.6

Financial Statements, Reports.

(a)

The audited financial statements of CRC for the year ended December 31, 2004 (including any related notes thereto) (i) have been prepared in accordance with U.S.generally accepted accounting principles applied on a consistent basis during the period involved, (ii) complied in all material respects with the requirements of applicable securities Laws, and (iii) fairly present, the financial position, results of operations, the changes in its financial position and cash flows of CRC as of the respective dates thereof and for the respective periods covered thereby.  No information has come to the attention of CRC since the date that such financial statements were issued that would or would reasonably be expected to require any restatement or revision of such financial statements.

(b)

From December 31, 2004, to the date of this Agreement, there has been no change by CRC in its accounting policies, methods, practices or principles.

Section 6.7

Property, Assets.

Each of the CRC Parties is the legal and beneficial owner of the properties and assets described as being owned by it in the CRC Public Disclosure with good and marketable title thereto free and clear of material encumbrances, except as disclosed in the CRC Public Disclosure, and, in particular, CRC is the legal and beneficial owner of all of the issued and outstanding shares in the capital of Newco, with good and marketable title thereto free and clear of any material covenant, condition or restriction on sale or other disposition, lien, charge, security interest or other encumbrance of any kind or nature whatsoever, except as disclosed in the CRC Public Disclosure, and no Person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement for the purchase of any of the shares of Newco.  Neither CRC nor Newco owns or leases any real property.

Section 6.8

Liabilities.

Except as disclosed or reflected in the CRC financial statements described in Section 6.6 or as reasonably incurred in the ordinary course of CRC’s business since December 31, 2004, CRC has no liabilities of any nature, whether accrued, contingent or otherwise (or which would be required by U.S. generally accepted accounting principles to be reflected on a balance sheet of CRC) that have constituted or would be reasonably likely to constitute a Material Adverse Effect.  Without limiting the generality of the foregoing provisions of this section 6.8, CRC has not committed to make any capital expenditures, nor have any capital expenditures been authorized by CRC at any time since December 31, 2004.

Section 6.9

Litigation, Etc.

There are no actions, suits, proceedings, investigations or outstanding claims or demands, whether or not purportedly on behalf of the CRC Parties, instituted, pending or, to the knowledge of the CRC Parties, threatened against or affecting the CRC Parties, at law or in equity or before or by any Governmental Entity, or before any arbitrator, nor is there any judgment, order, decree or award of any Governmental Entity having jurisdiction, obtained, pending or, to the knowledge of the CRC Parties, threatened, against the CRC Parties, and neither CRC, Newco nor their respective assets and properties, is subject to any outstanding judgment, order, writ, injunction or decree.

Section 6.10

Insurance.

Each of the CRC Parties has its assets insured against loss or damages as is appropriate to its business and assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses and assets, and such insurance coverages are and will be continued in full force and effect to and including the Effective Date and no notice of cancellation or termination has been received and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default thereunder.

Section 6.11

Absence of Certain Changes or Events.

(a)

Each contract or agreement between the CRC Parties and any other Person which is material to the ownership, use or operation of a material portion of the business, properties or assets of the CRC Parties, is in full force and effect and, to the best of the knowledge and belief of the CRC Parties, is valid, binding and enforceable against each of the parties thereto in accordance with its terms (subject only to the qualifications set out in Subsections 6.3(a)(i) and (ii) hereof) and no material breach or default exists in respect thereof on the part of any party thereto and no event has occurred which, with the giving of notice or the lapse of time or both, would constitute such a material breach or default except as disclosed in the CRC Public Disclosure.

(b)

Since December 31, 2004, CRC has: (i) not declared or paid any dividends or made any distribution of its properties or assets to its shareholders and neither CRC nor Newco has disposed of any of its properties or assets or incurred any material indebtedness except as disclosed in the CRC Public Disclosure; or (ii) made or suffered any change or changes in its financial condition, assets, liabilities or business which, singly or in the aggregate, have a Material Adverse Effect or would have a Material Adverse Effect on its financial condition, assets, liabilities or business as currently or proposed to be conducted.

(c)

Except as disclosed in the CRC Public Disclosure, since December 31, 2004, the CRC Parties have conducted their respective businesses only in the ordinary course in a manner consistent with past practice.

Section 6.12

Tax.

(a)

The CRC Parties have timely filed, or caused to be filed, all material Tax Returns required to be filed by them (all of which returns were correct and complete in all material respects), have timely paid, or caused to be paid, all Taxes due and payable by either of them, and have satisfied in full in all respects all Tax withholding, deposit and remittance requirements imposed on or with respect to the CRC Parties, and CRC’s financial statements for the fiscal period ended December 31, 2004 contain an adequate provision in accordance with Canadian generally accepted accounting principles for all material amounts of Taxes payable in respect of each period covered by such financial statements and all prior periods to the extent such Taxes have not been paid, whether or not due and whether or not shown as being due on any Tax Returns.  The CRC Parties have made adequate provision in accordance with Canadian generally accepted accounting principles in their books and records for any amount of Taxes material to CRC on a consolidated basis and accruing in respect of any accounting period ending subsequent to the period covered by such financial statements.

(b)

The CRC Parties have not received any written notification that any issue involving an amount of Taxes has been raised (and is currently pending) by the Canada Customs and Revenue Agency, the United States Internal Revenue Service or any other taxing authority, including any sales tax authority, and no waivers of statutes of limitations or objections to any assessments or reassessments involving an amount of Taxes have been given, filed or requested with respect to the CRC Parties.  All liability of the CRC Parties for Canadian federal and provincial income and other Taxes has been assessed by the Canada Customs and Revenue Agency and, where applicable, Canadian provincial tax authorities for all fiscal years up to and including the fiscal year ended December 31, 2004.  The CRC Parties have not received any notice from any taxing authority to the effect that any Tax Return is being examined, and the CRC Parties have no knowledge of any Tax audit or issue.  There are no proposed (but unassessed) additional Taxes applicable to the CRC Parties and none has been asserted against the CRC Parties.  There are no Tax liens on, or statutory trusts in respect of, any assets of the CRC Parties except for Taxes not yet due and payable.  The CRC Parties have not received a refund of any Taxes to which they were not entitled.

(c)

The CRC Parties have each withheld from each payment made to any present or former employees, consultants, officers and directors and to all persons who are non-residents of Canada for the purposes of the Tax Act all amounts required by Law and have remitted such withheld amounts within the prescribed periods to the appropriate federal or provincial taxing authority.  The CRC Parties have each remitted all Canada Pension Plan contributions, Employment Insurance premiums, Employer Health Taxes and other Taxes payable by them and have or will have remitted such amounts to the proper taxing authority within the time required by applicable Law.  The CRC Parties have each charged, collected and remitted on a timely basis all Taxes required by applicable Law (including, without limitation, Part IX of the Excise Tax Act (Canada) or the retail sales tax legislation of any province of Canada) on any sale, supply or delivery whatsoever, made by the CRC Parties.

Section 6.13

Employment Matters.

(a)

Neither of the CRC Parties is a party to (i) any written or oral policy, agreement, obligation or understanding providing for severance or termination payments to any former or current director, officer, employee or consultant, or (ii) any employment agreement with, any former or current director, officer, employee or consultant.

(b)

Neither of the CRC Parties is a party to written or oral employment agreements or consulting agreements other than as has been disclosed to KCP in writing.

(c)

There are no complaints against the CRC Parties before any employment standards branch or tribunal or human rights tribunal, nor, to the knowledge of the CRC Parties, any complaints or any occurrence which might lead to a complaint under any human rights legislation or employment standards legislation. There are no outstanding decisions or settlements or pending settlements under applicable employment standards legislation which place any obligation upon the CRC Parties to do or refrain from doing any act, except for non-compliance that is not or would not result in a Material Adverse Effect on the CRC Parties are each currently in full compliance with all workers’ compensation, occupational health and safety and similar legislation, including payment in full of all amounts owing thereunder, and there are no pending claims or outstanding orders against either of them under applicable workers’ compensation legislation, occupational health and safety or similar legislation nor has any event occurred which may give rise to any such claim.

(d)

The CRC Parties have complied in all material respects with all applicable Laws relating to employment in their businesses, including those relating to wages, hours, collective bargaining, occupational health and safety, employment standards, pay equity and workers’ compensation. All salaries or wages, vacation pay (including banked vacation pay), bonuses, commissions, premiums for employment insurance, pension plan, premiums, and other employee benefit payments are accurately reflected and have been accrued in the books and records of the CRC Parties, as the case may be, and no salaries or wages are owing to any employee except for those salaries and wages accrued as of the date hereof at each employee’s current salary level or wage amount payable on the next scheduled pay period.

(e)

To the best of the knowledge of the CRC Parties, no employee or independent contractor of the CRC Parties is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s or independent contractor’s best efforts to promote the interests of the CRC Parties, as the case may be. To the best of the knowledge of the CRC Parties, no present or former employee or independent contractor of CRC or NEWCO has violated any term of any employment contract, non-competition or non-solicitation agreement, patent or other proprietary information agreement or similar contract with, or any fiduciary duty in favour of, a former employer of such employee or independent contractor or any other third party. The CRC Parties have not received any notice from any third party alleging that such a violation has occurred.

(f)

The CRC Parties have not, and are not, subject to any present or future obligation or liability under any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group insurance plan, hospitalization plan, disability plan or other employee benefit plan, program, policy or practice, formal or informal, with respect to any of the employees of the business, other than the Canada Pension Plan and other similar plans established pursuant to statute.

Section 6.14

Corporate Records.

The corporate records and minute books of the CRC Parties as required to be maintained by them under the Laws of their respective jurisdictions of incorporation are up-to-date, in all material respects, and contain complete and accurate minutes of all meetings of shareholders and the board of directors and any committees thereof and all resolutions consented to in writing.

Section 6.15

Contracts.

Other than the convertible loan in the face amount of $212,892 as of November 27, 2005, there are no material written or oral contracts, agreements, guarantees, leases and executory commitments (each a “Material Contract”) to which the CRC Parties are a party and the CRC Parties are not in default or breach of any Material Contract and to the knowledge of the CRC Parties no default or breach on the part of any other party to a Material Contract exists.

Section 6.16

Compliance with Laws; Permits.

(a)

Each of the CRC Parties is in compliance, and at all times has complied, with all applicable Laws other than non-compliance which would not, individually or in the aggregate, have a Material Adverse Effect on the CRC Parties.  No investigation or review by any Governmental Entity with respect to the CRC Parties is pending or, to the knowledge of the CRC Parties, are threatened, nor has any Governmental Entity indicated in writing an intention to conduct the same, other than those the outcome of which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the CRC Parties.

(b)

The CRC Parties are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate their properties and to lawfully carry on their businesses as they are now being conducted (collectively, the “CRC Permits”), except where the failure to be in possession of such CRC Permits would not, individually or in the aggregate, have a Material Adverse Effect on the CRC Parties, and there is no action, proceeding or investigation pending or, to the knowledge of the CRC Parties, threatened regarding any of the CRC Permits which would have a Material Adverse Effect on the CRC Parties.  The CRC Parties are not in conflict with, or in default or violation of any of the CRC Permits, except for any such conflicts, defaults or violations which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the CRC Parties.

Section 6.17

Restrictions on Business Activities.

There is no agreement, judgment, injunction, order or decree binding upon the CRC Parties that has or could be reasonably expected to have the effect of prohibiting, restricting or materially impairing any business practice of the CRC Parties, any acquisition of property by the CRC parties or the conduct of business by the CRC Parties as currently conducted.

Section 6.18

Environmental.

To the best knowledge of the CRC Parties after due inquiry:

(a)

there is no environmental liability, or any factor likely to give rise to any environmental liability, affecting any of the properties of the CRC Parties that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect upon the CRC Parties, and

(b)

the CRC Parties have not violated or infringed any environmental Law now in effect nor has any such entity violated or infringed any then current environmental Law as applied at that time.

Section 6.19

Intellectual Property.

The CRC Parties  do not, directly or indirectly, own, license or otherwise have legally enforceable rights to use, or can acquire on reasonable terms and without material expense, all patents, patent rights, trademarks, trade names, service marks, copyrights and any applications therefore, technology, know-how, computer software and applications and tangible or intangible proprietary information or materials, that are material to and used in the business of the CRC Parties  as presently conducted.

Section 6.20

Brokerage and Finders’ Fees.

Neither of the CRC Parties nor any shareholder, director, officer or employee thereof, has incurred or will incur on behalf of the CRC Parties, any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby.

Section 6.21

Securities Laws and Stock Exchanges.

(a)

CRC is currently a reporting issuer in the United States of America and is in compliance with all of its obligations as a reporting issuer.  Since incorporation, CRC has not been the subject of any investigation by any stock exchange or any other securities regulatory authority or body, is current with all filings required to be made by it under applicable securities and corporate Laws and is not aware of any deficiencies in the filing of any documents or reports with any stock exchange or securities regulatory authority or body.

(b)

The CRC Common Shares are currently listed and posted for trading on the SEC and on no other stock exchange.

(c)

CRC is in compliance with all of the rules, policies and requirements of the SEC.

Section 6.22

Solvency of Newco.

There are reasonable grounds for believing that Newco is able to pay its liabilities as they become due and, at the time of the consummation of the Amalgamation, will be able to pay its liabilities as they become due.  There are reasonable grounds for believing that the realizable value of Amalco’s assets will, immediately after the consummation of the Amalgamation, not be less than the aggregate of its liabilities and the stated capital of all classes of shares.

Section 6.23

Creditors of Newco.

The CRC Parties have reasonable grounds for believing that no creditor of Newco will be prejudiced by the Amalgamation.

Section 6.24

CRC Common Shares.

The CRC Common Shares to be issued pursuant to the Amalgamation will, in all cases, be duly issued on their respective dates of issue as fully-paid and non-assessable shares.

Section 6.25

Non Arms length Contracts

Neither of the CRC Parties are a party to any Contract or agreement with any officer, director, principal of a CRC Shareholder, shareholder or any Person not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with any of the foregoing.

Section 6.26

CRC Information

The CRC Parties have fully made available to KCP and its advisers all of the information that they have requested for deciding whether to complete the transactions contemplated in this Agreement and all information relating to CRC, and Newco, which CRC reasonably believes is necessary to enable KCP  to make such a decision. None of the foregoing representations, warranties and statements of fact and no other statement furnished by or on behalf of the CRC Parties to KCP  or its advisers in connection with the negotiation of the transactions contemplated by this Agreement, contain any untrue statement of a material fact or omit to state any material fact necessary to make such statement or representation not misleading to a prospective purchaser of securities of CRC seeking full information as to the CRC Parties and their properties, financial condition, prospects, businesses and affairs.

Section 6.27

Survival of Representations and Warranties.

The representations and warranties of the CRC Parties contained in this Agreement shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for the benefit of KCP for a period of two years.  Notwithstanding the foregoing a claim for any breach of any of the representations and warranties contained in this agreement involving fraud or a fraudulent misrepresentation by the CRC Parties may be made at any time following the Time of Closing against the CRC Parties subject only to applicable limitation periods imposed by law.

ARTICLE 7
COVENANTS AND AGREEMENTS

Section 7.1

Mutual Covenants.

(a)

Each of KCP and the CRC Parties agrees as follows until the earlier of the Effective Date or the termination of this Agreement in accordance with Article 9 in each case except (i) with the consent of the other party to any deviation therefrom or (ii) as expressly contemplated by this Agreement:

(i)

it and its respective Subsidiaries shall

(A)

carry on its businesses in the usual and ordinary course consistent with past practices and in a manner consistent with industry practice,

(B)

use reasonable best efforts to preserve intact its present business organization and material rights and franchises, to keep available the services of its current officers and employees, and to preserve its relationships with customers, suppliers and others having business dealings with it, and

(C)

maintain and keep its material properties and assets in as good repair and condition as at the date hereof, subject to ordinary wear and tear, all to the end that its goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time.

(ii)

it shall not, and it shall not permit any of its Subsidiaries to:

(A)

declare or pay any dividends on, make other distributions or return capital in respect of any of its capital stock or any other equity interests, except for dividends, distributions or return of capital payable by a subsidiary to such party or a wholly-owned subsidiary of such party;

(B)

split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock;

(C)

issue, sell, pledge, reserve, set aside, dispose of or encumber, repurchase, redeem or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into, exercisable or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, shares of its capital stock, except pursuant to fully vested stock options and warrants outstanding on the date hereof; or

(D)

enter into or announce any agreement or arrangement with respect to the sale, voting, registration or repurchase of any shares of its capital stock or any security convertible into or exchangeable for such shares.

(iii)

it shall not, nor shall it permit any of its Subsidiaries to,

(A)

incur any indebtedness for borrowed money or purchase money indebtedness or assume, guarantee, endorse or enter into a “keepwell” or similar arrangement with respect to, any indebtedness, other than indebtedness between such party or any of its Subsidiaries and another of its Subsidiaries, or

(B)

enter into any material operating lease or create any mortgages, liens, security interests or other encumbrances on the property of such party or any of its Subsidiaries in connection with any indebtedness.

(iv)

it shall not, nor shall it permit any of its Subsidiaries to:

(A)

increase the amount of (or accelerate the payment or vesting of) any benefit or amount payable under, any employee benefit plan or any other contract, agreement, commitment, arrangement, plan or policy providing for compensation or benefits to any former, present or future director, officer or employee of such party or any of its subsidiaries;

(B)

increase (or enter into any commitment or arrangement to increase) the compensation or benefits, or otherwise to extend, expand or enhance the engagement, employment or any related rights, of any former, present or future director, officer, employee or consultant of such party or any of its subsidiaries;

(C)

except as agreed to by the parties, whether through its board of directors or otherwise, accelerate the vesting of any unvested stock options or accelerate the release of, or the expiry date of any hold period relating to, as applicable, any KCP Common Shares or CRC Common Shares, or otherwise amend, vary or modify any plans or the terms of any stock option; or

(D)

adopt, establish, enter into or implement any employee benefit plan, policy, severance or termination agreement providing for any form of benefits or other compensation to any former, present or future director, officer or employee of such party or any of its subsidiaries or amend any employee benefit plan, policy, severance or termination agreement.

(v)

it shall not, nor shall it permit any of its Subsidiaries to, amend or propose to amend its Charter Documents.

(vi)

it shall not, nor shall it permit any of its Subsidiaries to, pay, discharge, satisfy, compromise or settle any material claims or material liabilities prior to the same being due.

(vii)

except as required by applicable Laws, it shall not, nor shall it permit any of its Subsidiaries to, enter into, terminate or waive any provision of, exercise any material option or relinquish any material contractual rights under, or modify in any material respect any material contract, agreement, guarantee, lease commitment or arrangement.

(viii)

it shall not, nor shall it permit any of its Subsidiaries to, make any changes to the existing accounting practices, methods and principles relating to such party or any Subsidiary of such party except as required by Law or by Canadian or U. S. generally accepted accounting principles as advised by such party’s or such Subsidiary’s regular independent accountants, as the case may be.

(ix)

it shall not, nor shall it permit any of its Subsidiaries to, make or rescind any material tax election.

(x)

it shall not nor shall it permit any Subsidiary to, (a) enter into any confidentiality or standstill agreement or with the consent of the other party hereto (other than in respect of confidentiality agreements entered into in the ordinary course of business, or (b) amend or release any third party from its obligations or grant any consent under, any confidentiality or standstill provision or fail to fully enforce any such provision.

(xi)

it shall not, nor shall it permit any of its Subsidiaries to, take or fail to take any action which would cause any of such party’s representations or warranties hereunder to be untrue or would be reasonably expected to prevent or materially impede, interfere with or delay the Amalgamation.

(xii)

it shall not, nor shall it permit any of its Subsidiaries to, agree in writing or otherwise to take any of the actions as described above in clauses (ii) through (xi).

(b)

Each of KCP and the CRC Parties shall promptly advise the other party in writing:

(i)

of any event, condition or circumstance that might be reasonably expected to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate on the Effective Date (or, in the case of any representation or warranty made as of a specified date, as of such specified date);

(c)

of any Material Adverse Effect on such party or any event, occurrence or development which would be reasonably expected to have a Material Adverse Effect on such party; and

(d)

of any material breach by such party of any covenant, obligation  or agreement contained in this Agreement.

(e)

Each of KCP and the CRC Parties shall use its reasonable best efforts to, and shall use its reasonable best efforts to cause its Subsidiaries to, perform all obligations required to be performed by such party or any of its Subsidiaries under this Agreement, cooperate with the other party hereto in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated in this Agreement and, without limiting the generality of the foregoing, each of KCP and the CRC Parties shall:

(i)

use reasonable best efforts to satisfy or cause to be satisfied as soon as reasonably practicable all the conditions precedent that are set forth in Article 8 hereof;

(ii)

apply for and use reasonable best efforts to obtain as promptly as practicable all Appropriate Regulatory Approvals relating to such party or any of its Subsidiaries and, in doing so, to keep the other party hereto reasonably informed as to the status of the proceedings related to obtaining the Appropriate Regulatory Approvals, including providing such other party with copies of all related applications and notifications, in draft form, in order for such other party to provide its reasonable comments;

(iii)

use reasonable best efforts to comply promptly with all requirements which applicable Laws may impose on such party or such party’s Subsidiaries with respect to the transactions contemplated hereby;

(iv)

use reasonable best efforts to defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(v)

use reasonable best efforts to have lifted or rescinded any injunction or restraining order or other order which may adversely affect the ability of the parties to consummate the transactions contemplated hereby;

(vi)

(vii)

effect all necessary registrations, filings and submissions of information required by Governmental Entities from such party or any of such party’s Subsidiaries in connection with the transactions contemplated hereby; and

(viii)

use reasonable best efforts to obtain all waivers, consents and approvals from other parties to loan agreements, leases or other contracts required to be obtained by such party or any of such party’s Subsidiaries to consummate the transactions contemplated hereby which the failure to obtain would materially and adversely affect the ability of such party or such party’s Subsidiaries to consummate the transactions contemplated hereby.

Section 7.2

Covenants of KCP.

(a)

The board of directors of KCP shall recommend to the Holders of KCP Common Shares the approval of the KCP Amalgamation Resolution.

(b)

KCP shall, at the request of CRC, solicit from the Holders of KCP Common Shares proxies in favour of approval of the KCP Amalgamation Resolution.

(c)

KCP shall not adjourn, postpone or cancel (or propose adjournment, postponement or cancellation of) the KCP Meeting without CRC’s prior written consent except as required by Laws or, in the case of adjournment, as may be required by the Holders of KCP Common Shares as expressed by majority resolution.

(d)

KCP hereby agrees until the earlier of the Effective Date and the termination of this Agreement pursuant to Article 9 not to initiate, propose, assist or participate in any activities or solicitations in opposition to or in competition with the Amalgamation, and without limiting the generality of the foregoing, not to induce or attempt to induce any other person to initiate any shareholder proposal or “takeover bid,” exempt or otherwise, within the meaning of the Securities Act, for securities of KCP, nor to undertake any transaction or negotiate any transaction which would be or potentially could be in conflict with the Amalgamation and not to take actions of any kind which may reduce the likelihood of success of the Amalgamation, except as required by statutory obligations.

Section 7.3

Covenants of the CRC Parties.

(a)

CRC shall appoint two (2) KCP nominees to the board of directors of Amalco on the Effective Date or as soon as reasonably possible thereafter, provided that if CRC holds an annual general meeting on or before the Effective Date, the number of KCP nominees to the board of directors of CRC may shall be increased from two (2) to three (3).

(b)

CRC shall approve the Newco Amalgamation Resolution.

(c)

Subject to the fiduciary obligations of the board of directors of CRC and other applicable laws, CRC shall use, following the Effective Date, its financial resources primarily in the development of the Amalco business.

(d)

CRC shall not, nor shall it permit Newco to sell, pledge, encumber, lease (whether such lease is an operating or capital lease) or otherwise dispose of any assets.

(e)

CRC shall not, nor shall it permit Newco to, make or commit to make any capital expenditures (including capital lease obligations) without the written consent of KCP.

(f)

CRC agrees until the earlier of the Effective Date and the termination of this Agreement pursuant to Article 9 not to, and shall cause Newco not to, initiate, propose, assist or participate in any activities or solicitations in opposition to or in competition with the Amalgamation, and without limiting the generality of the foregoing, not to induce or attempt to induce any other person to initiate any shareholder proposal or “takeover bid,” exempt or otherwise, within the meaning of the Securities Act, for securities of CRC or Newco, nor to undertake any transaction or negotiate any transaction which would be or potentially could be in conflict with the Amalgamation and not to take actions of any kind which may reduce the likelihood of success of the Amalgamation, except as required by statutory obligations.

Section 7.4

Access to Information.

(a)

Subject to Subsection 7.4(b) and applicable Laws, upon reasonable notice to an officer of such party, each of KCP and CRC shall (and shall cause each of its Subsidiaries to) afford the officers, employees, counsel, accountants and other authorized representatives and advisors (“Representatives”) of the other party access, during normal business hours from the date hereof and until the earlier of the Effective Date or the termination of this Agreement, to its properties, books, contracts and records as well as to its management personnel; provided that such access shall be provided on a basis that minimizes the disruption to the operations of such party.  During such period, each of KCP and CRC shall (and shall cause each of its Subsidiaries to) furnish promptly to the other party all information concerning such party’s business, properties and personnel as the other party may reasonably request.

(b)

The CRC Parties and KCP acknowledge that certain information received pursuant to Subsection 7.4(a) will be non-public or proprietary in nature and that such parties shall not disclose such information to third parties without the prior written consent of the other party unless required to do so by Law.

Section 7.5

Closing Matters.

(a)

The completion of the transactions contemplated under this Agreement shall be closed at the offices of CRC’s counsel, 1530-9th Avenue SE, Calgary, Alberta, at 10:00 a.m. (Calgary Time) (the “Time of Closing”) on December 21st, 2005 or on such other date or at such other time and place as the parties may agree.

(b)

Each of the CRC Parties and KCP shall deliver, at the Time of Closing, such customary certificates, resolutions, legal opinions and other closing documents as may be required by the other parties hereto, acting reasonably.  For greater certainty, the CRC Parties shall also deliver evidence that all regulatory approvals have been obtained.

ARTICLE 8
CONDITIONS

Section 8.1

Mutual Conditions Precedent.

The respective obligations of the CRC Parties and KCP to complete the transactions contemplated by this Agreement and to file the Articles of Amendment and the Articles of Amalgamation for acceptance by the Director to give effect to the KCP Amalgamation shall be subject to the satisfaction of each of the following conditions at or prior to the Effective Date;

(a)

the KCP Amalgamation Resolution shall have been approved by not less than two-thirds (2/3s) of the votes cast by Holders of KCP Common Shares, and 50% of the majority of the holders of KCP Common Shares other than CRCP and Newco, at the KCP Meeting in accordance with applicable Laws.

(b)

the Newco Amalgamation Resolution shall have been approved by CRC in accordance with applicable Laws and this Agreement.

(c)

all other Appropriate Regulatory Approvals shall have been obtained or received from the Persons having jurisdiction in the circumstances, and all other applicable regulatory requirements and conditions shall have been complied with, the failure to obtain which would, individually or in the aggregate, have a Material Adverse Effect on CRC, KCP or Amalco after the Effective Time;

(d)

there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated under this Agreement and there shall be no proceeding, whether of a judicial or administrative nature or otherwise, in progress that relates to or results from the transactions contemplated under this Agreement that would, if successful, result in an order or ruling that would

(e)

 preclude completion of the transactions contemplated under this Agreement in accordance with the terms and conditions hereof or thereof;

(f)

there shall not exist any prohibition at Law against the completion of the Amalgamation;

(g)

none of the consents, orders, regulations or approvals contemplated herein shall contain terms or conditions or require undertakings or security deemed unsatisfactory or unacceptable by any of the parties hereto acting reasonably;

(h)

this Agreement shall not have been terminated under Article 9;

(i)

no Holder of KCP Common Shares shall have exercised KCP dissent Rights.

The foregoing conditions are for the mutual benefit of the CRC Parties and may be waived in writing, in whole or in part, by the CRC Parties at any time.

Section 8.2

Additional Conditions Precedent to the Obligations of the KCP Parties.

The obligations of KCP to complete the transactions contemplated hereby and the obligation of Newco to file the Articles of Amalgamation jointly with CRC and such other documents as are required to be filed under the ABCA for acceptance by the Director to give effect to the Amalgamation shall also be subject to the satisfaction of each of the following conditions at or prior to the Effective Date or such other time as is specified below:

(a)

KCP shall have performed or complied with, in all material respects, each of its obligations, covenants and agreements hereunder to be performed and complied with by it on or before the Effective Time;

(b)

each of the representations and warranties of KCP under this Agreement (which for purposes of this clause (b) shall be read as though none of them contained any Material Adverse Effect or other materiality qualification), shall be true and correct in all respects on the date of this Agreement and as of the Effective Date as if made on and as of such date except: (i) for such representations and warranties made as of a specified date, which shall be true and correct as of such specified date, (ii) as affected by transactions contemplated or permitted by this Agreement; or (iii) where the failure of such representations and warranties in the aggregate to be true and correct in all respects would not be reasonably expected to have a Material Adverse Effect on KCP;

(c)

since the date of this Agreement, there shall have been no Material Adverse Effect with respect to KCP or any event, occurrence or development, including the commencement of any action, suit or other legal proceeding which would be reasonably expected to have a Material Adverse Effect on KCP;

(d)

CRC shall have received a certificate of KCP addressed to the CRC Parties and dated the Effective Date, signed on behalf of KCP by two senior executive officers of KCP, confirming that the conditions in Subsections 8.2(a), (b), (c) and (e) have been satisfied;

(e)

since the date of this Agreement, no action, suit or proceeding shall have been taken before or by any Governmental Entity or by any private Person (including, without limitation, any individual, corporation, firm, group or other entity or by any elected or appointed public official in Canada or elsewhere against KCP) (whether or not purportedly on behalf of KCP) that would, if successful, have a Material Adverse Effect on KCP, in the sole discretion of CRC, acting reasonably;

(f)

there shall not be any action taken, any Law enacted, entered, enforced or deemed applicable by any Governmental Entity or pending or threatened any suit, action or proceeding by any Governmental Entity in connection with the grant of any Appropriate Regulatory Approval or otherwise, (i) seeking to prohibit or restrict the acquisition by CRC or Newco of any KCP Common Shares, (ii) challenging or seeking to restrain or prohibit the consummation of the Amalgamation or seeking to obtain from KCP, CRC or Newco any damages that are material in relation to KCP, (iii) seeking to prohibit or materially limit the ownership or operation by CRC or Newco of any material portion of the business or assets of CRC, KCP to compel CRC or

Newco to dispose of or hold separate any material portion of the business or assets of CRC, KCP or Amalco, as a result of the Amalgamation, (iv) except for the SEC imposing escrow conditions seeking to impose limitations on the ability of CRC or Newco to acquire or hold, or exercise full rights of ownership of, any KCP Common Shares or shares of Amalco, including the right to vote the KCP Common Shares or shares of Amalco purchased by it on all matters properly presented to the shareholders of KCP or Amalco, (v) seeking to prohibit CRC or Newco from effectively controlling in any material respect the business or operations of KCP, or (vi) imposing any condition or restriction that in the judgment of CRC, acting reasonably, would be materially burdensome to the future operations or business of any business unit of CRC or Amalco after the Effective Time;

(g)

the board of directors and shareholders of KCP shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by KCP to permit the consummation of the Amalgamation and the transactions contemplated herein;

(h)

all consents and approvals under any agreements to which KCP may be a party or bound which are required or necessary or desirable for the completion of the transactions contemplated under this Agreement shall have been obtained or received;

(i)

KCP shall not, from the date hereof and up to completion of the Amalgamation, without prior written consent of CRC, have effected or taken any steps to effect any transaction or action out of the ordinary course of business;

(j)

KCP shall not have made any capital expenditures except as outlined in the pre-development budget provided to CRC in an amount exceeding $100,000 in the aggregate or $50,000 on an individual basis, except as otherwise agreed in writing by CRC;

(k)

KCP shall not agree to pay and shall not make any agreement for CRC to pay any fees or commissions of brokers, finders or other third parties employed in connection with the Amalgamation;

(l)

a legal opinion of KCP’s solicitors dated the Effective Date and in a form satisfactory to CRC and its counsel, acting reasonably, shall have been received by CRC at the Time of Closing; and

(m)

the post Amalgamation capitalization of CRC being in accordance with the capitalization table attached hereto as Schedule “G”.

The foregoing conditions are for the benefit of the CRC Parties and may be waived in writing, in whole or in part, by the CRC Parties at any time.

Section 8.3

Additional Conditions Precedent to the Obligations of CRC.

The obligations of CRC to complete the transactions contemplated hereby and the obligation of CRC to file Articles of Amendment and to file Articles of Amalgamation jointly with Newco and such other documents as are required to be filed under the ABCA for acceptance by the Director to give effect to the Amalgamation shall also be subject to the satisfaction of each of the following conditions at or prior to the Effective Date or such other time as is specified below:

(a)

the CRC Parties shall have performed or complied with, in all material respects, each of their obligations, covenants and agreements hereunder to be performed and complied with by them on or before the Effective Time;

(b)

each of the representations and warranties of the CRC Parties under this Agreement (which for purposes of this clause (b) shall be read as though none of them contained any Material Adverse Effect or other materiality qualification), shall be true and correct in all respects on the date of this Agreement and as of the Effective Date as if made on and as of such date except:  (i) for such representations and warranties made as of a specified date, which shall be true and correct as of such specified date, (ii) as affected by transactions contemplated or permitted by this Agreement; or (iii) where the failure of such representations and warranties in the aggregate to be true and correct in all respects would not be reasonably expected to have a Material Adverse Effect on the CRC Parties;

(c)

since the date of this Agreement, there shall have been no Material Adverse Effect with respect to CRC or Newco or any event, occurrence or development which would be reasonably expected to have a Material Adverse Effect on CRC or Newco;

(d)

KCP shall have received a certificate of each of CRC and Newco addressed to KCP and dated the Effective Date, signed on behalf of each of CRC and Newco by two senior executive officers of CRC and Newco, confirming that the conditions in Subsections 8.3(a), (b), (c) and (e) have been satisfied;

(e)

since the date of this Agreement, no action, suit or proceeding shall have been taken before or by any Governmental Entity or by any private Person (including, without limitation, any individual, corporation, firm, group or other entity) or by any elected or appointed public official in Canada or elsewhere against CRC or Newco) (whether or not purportedly on behalf of CRC or Newco ) that would, if successful, have a Material Adverse Effect on CRC or Newco, in the sole discretion of KCP, acting reasonably;

(f)

there shall not be any action taken, any Law enacted, entered, enforced or deemed applicable by any Governmental Entity or pending or threatened any suit, action or proceeding by any Governmental Entity in connection with the grant of any Appropriate Regulatory Approval or otherwise, (i) seeking to prohibit or restrict the acquisition by CRC or Newco of any KCP Common Shares, (ii) challenging or seeking to restrain or prohibit the consummation of the Amalgamation or seeking to obtain from KCP, CRC or Newco any damages that are material in relation to CRC or Newco, (iii) seeking to prohibit or materially limit the ownership or operation by CRC or Newco of any material portion of the business or assets of CRC, KCP or to compel CRC or Newco to dispose of or hold separate any material portion of the business or assets of CRC, KCP or Amalco, as a result of the Amalgamation, (iv) except for the SEC imposing escrow conditions, seeking to impose limitations on the ability of CRC or Newco to acquire or hold, or exercise full rights of ownership of, any KCP Common Shares or shares of Amalco, including the right to vote the KCP Common Shares or shares of Amalco purchased by it on all matters properly presented to the shareholders of KCP or Amalco, (v) seeking to prohibit CRC or Newco from effectively controlling in any material respect the business or operations of KCP, or (vi) imposing any condition or restriction that in the judgment of KCP, acting reasonably, would be materially burdensome to the future operations or business of any business unit of CRC or Amalco after the Effective Time;

(g)

the boards of directors of CRC and Newco shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by CRC and Newco, to permit the consummation of the Amalgamation;

(h)

all consents and approvals under any agreements to which CRC or Newco may be a party or bound which are required or necessary or desirable for the completion of the transactions contemplated under this Agreement shall have been obtained or received;

(i)

the post Amalgamation capitalization of CRC being in accordance with the capitalization table attached hereto as Schedule “G”;

(j)

the CRC Parties shall not, from the date hereof and up to completion of the Amalgamation, without the prior written consent of KCP, have effected or taken any steps to effect:

(i)

a change in its articles, by-laws or constating documents;

(ii)

a subdivision, consolidation or other change to its outstanding shares (except as specifically contemplated herein);

(iii)

the payment of any dividend;

(iv)

any transaction or action out of the ordinary course of business (except as specifically contemplated herein); or

(v)

the sale or purchase of any asset or the entering into of any transaction (except as specifically contemplated herein);

(k)

the CRC Parties shall not agree to pay and shall not make any agreement for the CRC Parties, upon or following completion of the Amalgamation to pay any fees or commissions of brokers, finders or other third parties employed in connection with the Amalgamation; and

(l)

a legal opinion of CRC’s solicitors dated the Effective Date and in form satisfactory to KCP and its counsel, acting reasonably, shall have been received by KCP at the Time of Closing.

The foregoing conditions are for the benefit of KCP and may be waived in writing, in whole or in part, by KCP at any time.

Section 8.4

Merger of Conditions.

The conditions set out in Sections 8.1, 8.2 and 8.3 shall be conclusively deemed to have been satisfied, waived or released on the filing by Newco and KCP of the Articles of Amalgamation, and such other documents as are required to be filed under the ABCA for acceptance by the Director to give effect to the Amalgamation and the issuance by the Director of a certificate of amalgamation.

ARTICLE 9
AMENDMENT AND TERMINATION

Section 9.1

Amendment.

This Agreement may not be amended except by mutual written agreement of the parties hereto; provided that after approval by the Holders of KCP Common Shares, no amendment may be made that by Law requires further approval or authorization by the Holders of KCP Common without such further approval or authorization.

Section 9.2

Termination

This Agreement may be terminated and the Amalgamation abandoned at any time prior to the Effective Time (notwithstanding any approval of the Amalgamation Resolution by the Holders of KCP Common Shares):

(a)

by the mutual written consent of CRC and KCP (without further action on the part of the Holders of KCP Common Shares if terminated after the KCP Meeting;

(b)

by either CRC or KCP, if there shall be any Law that makes consummation of the Amalgamation illegal or otherwise prohibited, or if any judgment, injunction, order or decree of a competent Governmental Entity enjoining CRC or KCP from consummating the Amalgamation shall be entered and such judgment, injunction, order or decree shall have become final and non-appealable;

(c)

by either CRC or KCP, if the Effective Date does not occur on or prior to December 21st, 2005 or such other date as CRC and KCP may agree; provided, however, that the right to terminate this Agreement under this Subsection 9.2(c) shall not be available to any party whose failure or whose affiliate’s failure to perform any material covenant, agreement or obligation hereunder has been the cause of, or resulted in, the failure of the Effective Date to occur on or before such date;

(d)

by KCP if, (i) the board of directors of CRC fails to recommend or withdraws, modifies or changes its approval or recommendation of this Agreement, the Amalgamation or the Newco Amalgamation Resolution in a manner adverse to KCP, (ii) the board of directors of CRC fails to affirm its approval or recommendation of this Agreement, the Amalgamation or the Newco Amalgamation Resolution within five

(5) Business Days of any written request to do so from KCP, (iii) the Newco Amalgamation Resolution is not submitted for approval prior to December 20, 2005 or such later date as may be agreed to in writing by KCP;

(e)

by CRC if, (i) the board of directors of KCP fails to recommend or withdraws, modifies or changes its approval or recommendation of this Agreement and the Amalgamation, in a manner adverse to CRC, (ii) the board of directors of KCP fails to affirm its approval or recommendation of this Agreement, the Amalgamation and the KCP Amalgamation Resolution, within five (5) Business Days of any written request to do so from CRC, (iii) the KCP Amalgamation Resolution is not submitted for approval at the KCP Meeting, or the KCP Meeting is not held prior to December 20, 2005 or such later date to which the KCP Meeting shall have been adjourned or postponed as may be agreed to in writing by CRC;

(f)

by either CRC or KCP, if at the KCP Meeting, the requisite vote of the Holders of KCP Common Shares to approve the Amalgamation Resolution shall not be obtained;

(g)

by either of the CRC Parties or KCP, by written notice to the other parties, if any of the conditions precedent set out in Section 8.1 hereof have not been complied with or waived on or before the date required for performance thereof; provided, however, that no party may rely on the failure to satisfy any of the conditions set out in Section 8.1 if the condition would have been satisfied but for a material failure by such party in complying with its obligations hereunder;

(h)

by either of the CRC Parties, by written notice to KCP, if any of the conditions precedent set out in Section 8.2 hereof have not been complied with or waived on or before the date required for performance thereof; provided, however, that neither of the CRC Parties may rely on the failure to satisfy any of the conditions set out in Section 8.2 if the condition would have been satisfied but for a material failure by the CRC Parties in complying with their obligations hereunder;

(i)

by CRC, if KCP has breached any of its representations, warranties, agreements or obligations herein which breach would result in the failure to satisfy one or more conditions set forth in Subsections 8.2(b) or (c) and such breach is not curable or if curable, is not cured within 20 days after notice thereof has been received by the party alleged to be in breach;

(j)

by KCP, by written notice to the CRC Parties, if any of the conditions precedent set out in Section 8.3 hereof have not been complied with or waived on or before the date required for performance thereof; provided, however, that KCP may not rely on the failure to satisfy any of the conditions set out in Section 8.3 if the condition would have been satisfied but for a material failure by KCP in complying with their obligations hereunder; or

(k)

by KCP, if either of the CRC Parties has breached any of its representations, warranties, agreements or obligations herein which breach would result in the failure to satisfy one or more conditions set forth in Subsections 8.3(b) or (c) and such breach is not curable or if curable, is not cured within 20 days after notice thereof has been received by the party alleged to be in breach.

Section 9.3

Effect of Termination.

(a)

If this Agreement is terminated in accordance with the provisions of Section 9.2, no party shall have any further liability to perform its obligations hereunder except for the provisions of this Section 9.4 and Subsections 7.4(b) and Section 10.10; provided that neither the termination of this Agreement nor anything contained in this Section 9.4 shall relieve any party from any liability for any breach by it of this Agreement, including from any inaccuracy in its representations and warranties and any non-performance by it of its covenants and agreements made herein.  If it shall be judicially determined that termination of this Agreement under Section 9.2 was caused by breach of this Agreement, then, in addition to any other remedies at law or equity for breach of this Agreement, the party so found to have breached this Agreement shall indemnify and hold harmless the other parties for their out-of-pocket costs, including fees and expenses of their counsel, accountants, financial advisors and other experts and advisors, incident to the negotiation, preparation and execution of this Agreement and related documentation.

ARTICLE 10
GENERAL

Section 10.1

Investigation.

Any investigation by a party hereto and its advisors shall not mitigate, diminish or affect the representations and warranties of any other party to this Agreement.

Section 10.2

Notices.

All notices which may or are required to be given pursuant to any provision of this Agreement shall be in writing and shall be deemed given when delivered personally, telecopied (which is confirmed) or dispatched (postage prepaid) to a nationally recognized overnight courier service with overnight delivery instructions, in each case addressed to the particular party at:

(a)

in the case of CRC or Newco:

Attention: Jacqueline Danforth

403-693-8004

1530-9th Avenue SE

Calgary, AB  T2G 0T7

(b)

in the case of KCP:

KCP Innovative Services Inc,

4303-74 Avenue

Edmonton, Ab  T6B 2K3

Attention: James Baker

Telecopy number:  780-428-6002

or at such other address of which any party may, from time to time, advise the other parties by notice in writing given in accordance with the foregoing.

Section 10.3

Assets and Liabilities.

Each of Newco and KCP shall contribute to Amalco all of its assets, subject to its liabilities, as they exist immediately before the Effective Date.  Amalco shall possess all of the property, rights, privileges and franchises, as they exist immediately before the Effective Date, and shall be subject to all of the liabilities, contracts, disabilities and debts of each of the Newco and KCP, as they exist immediately before the Effective Date.  All rights of creditors against the properties, assets, rights, privileges and franchises of Newco and KCP and all liens upon their properties, rights and assets shall be unimpaired by the Amalgamation and all debts, contracts, liabilities and duties of Newco and KCP shall thenceforth attach to and may be enforced against Amalco.  No action or proceeding by or against either of Newco or KCP shall abate or be affected by the Amalgamation but, for all purposes of such action or proceeding, the name of Amalco shall be substituted in such action or proceeding in place of the name of Newco or KCP, as applicable.

Section 10.4

Assignment.

No party may assign this Agreement or any of its rights, interests or obligations under this Agreement or the Amalgamation (whether by operation of law or otherwise) without the prior written consent of the other parties.

Section 10.5

Binding Effect.

This Agreement and the Amalgamation shall be binding upon and shall enure to the benefit of the CRC Parties and KCP and their respective successors and permitted assigns.

Section 10.6

Third Party Beneficiaries.

Nothing in this Agreement, express or implied, shall be construed to create any third party beneficiaries.

Section 10.7

Waiver and Modification.

KCP and the CRC Parties may waive or consent to the modification of, in whole or in part, any inaccuracy of any representation or warranty made to them hereunder or in any document to be delivered pursuant hereto and may waive or consent to the modification of any of the covenants or agreements herein contained for their respective benefit or waive or consent to the modification of any of the obligations of the other parties hereto. Any waiver or consent to the modification of any of the provisions of this Agreement, to be effective, must be in writing executed by the party granting such waiver or consent.

Section 10.8

No Personal Liability.

(a)

No director, officer, employee or agent of the CRC Parties shall have any personal liability whatsoever to KCP under this Agreement, or any other document delivered in connection with the Amalgamation on behalf of a CRC Party.

(b)

No director, officer, employee or agent of either KCP shall have any personal liability whatsoever to the CRC Parties under this Agreement, or any other document delivered in connection with the Amalgamation on behalf of KCP.

Section 10.9

Further Assurances.

Each party hereto shall, from time to time, and at all times hereafter, at the request of the other parties hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

Section 10.10

Expenses.

Each of KCP and CRC shall pay their own costs and expenses in connection with the Amalgamation including, without limitation, legal, accounting and auditing fees, regulatory and exchange fees, meeting and mailing costs and any fees or commissions of brokers, finders or other third parties employed in connection with the Amalgamation.

Section 10.11

Public Announcements.

The initial press release concerning the Amalgamation shall be a joint press release and thereafter CRC and KCP agree to consult with each other prior to issuing any news releases or public statements with respect to this Agreement or the Amalgamation, and to use their respective reasonable best efforts not to issue any news releases or public statements inconsistent with the results of such consultations.  Subject to applicable Laws, each party shall use its reasonable best efforts to enable the other parties to review and comment on all such news releases prior to the release thereof. The parties agree to issue jointly a news release with respect to this Amalgamation as soon as practicable following the execution of this Agreement.  CRC and KCP also agree to consult with each other in preparing and making any filings and communications in connection with any Appropriate Regulatory Approvals.

Section 10.12

Governing Law; Consent to Jurisdiction.

This Agreement shall be governed by and be construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.  Each party hereby irrevocably attorns to the jurisdiction of the courts of the Province of Alberta in respect of all matters arising under or in relation to this Agreement.

Section 10.13

Entire Agreement.

This Agreement, and the other agreements and other documents referred to herein, constitute the entire agreement between the CRC Parties and KCP pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the CRC Parties and KCP with respect to the subject matter hereof.

Section 10.14

Time of Essence.

Time is of the essence of this Agreement.

Section 10.15

Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 10.16

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

WITNESS WHEREOF the parties hereto have executed this Agreement as of the date hereinbefore written.

CAPITAL RESERVE CANADA LTD

Per: /s/ Jacqueline Danforth Jacqueline Danforth Secretary

CAPITAL RESERVE CANADA PROJECTS LTD

Per: /s/ Jacqueline Danforth Jacqueline Danforth Secretary

KCP INNOVATIVE SERVICES INC.

Per: /s/ James Baker
James W. Baker Chief Executive Officer

SCHEDULE “A”

CRC SHAREHOLDERS

SHAREHOLDER	SHARES
DENNIS R ABBEY & LOIS E ABBEY	20
NORMAN L ABSHIRE & MABLE E ABSHIRE	60
KATHY F ADAMS	20
332601 ALBERTA LTD.	1,500,000
966358 ALBERTA LTD.	4,000,000
989320 ALBERTA LTD.	2,200,000
ROGER D ALBRECHT	20
JAMES D ALEXANDER & JANET K	20
CHERIE ALLEN	80
DELANO J ALLEY & ROMAINE E ALLEY	100
DELANO J ALLEY JR & TAMI C ALLEY	20
DOUGLAS M ALLEN	80
LARRY L ALLOWAY	800
ALPCO	767,014
BOBBIE L ANDERSON	50
GREGORY S ANDERSON	50
JAMES ANDERSON	100
JOA ANN ANDERSON	40
KIM M ANDERSON	50
MARILYN A ANDERSON	100
SKYLAR ANDERSON	225
ARCHITRAVE INVESTMENTS LTD.	3,300,000
JOHN C ARENDS C/F HEATHER ARENDS	10
PHYLLIS M ARMSTRONG	20
ANDRE ARRATA	1,334
CHARLES M ASHLOCK & MYRTLE F	1,250
MYRTLE F ASHLOCK	700
CHARLES C AVATAR	10
ROBERT C BADGER & BETTY C BADGER	80
GARY L BAKER & JUDY BAKER JTWROS	20
PAUL A BAKER & NATHAN D BAKER	10
RICHARD J BAKER & MARIE BAKER	50
ANTHONY D BALTAZAR & AURELIA G	20
NATALIE BANNISTER	1,400
GARY S BARONE & DORIS R BARONE	10
CLINTON N BASHOR	50
JANET G BASHOR	50
JERALD BATES	241
PHILIP BATES	133
SHERRILL S BATH	10
FEDERICO BAUER & ANDRE BAUER	2,000
MARY MARGARET BAUER	250
CHARLES D BAUM & M VIRGINIA BAUM	100
MICHAEL BAUM	1,540
WILLIAM E BAUMHOVER	30
RITA S BEACHEM	10
BEAUFORT CORPORATION	5,500
HERBERT J BELL & LYNN BELL JTWROS	20
MARK A BELLIO	60

KEITH E BENEDICK	100
BARBARA L BERGSTROM	20
ALICE J BERNING & DEAN L BERNING	50
CHARLES R BEST & JUDITH A BEST	300
JUDITH ANN BEST	50
SHIRLEY BINFORD	10
HAROLD BLACKWELL & BETTY LOU	50
ANDREW W BLAKE	10
ADAM D BLUM	10
GARY BOGNER & DIANE BOGNER	10
JEFFREY J BONDS & KIMBERLY A BONDS	10
LEONA BORKOWSKI	5
BRUCE H BOSTICK	50
JACK O BOWMAN & VELMA R BOWMAN	20
MARTHA BOXBERGER	100
ALYSSA BRACKENBURY	120
JOHN W BRANDON & ALVINA L BRANDON	10
MARGARET L BRAUN	20
RUSSEL G BRICE	40
JOHN A BRIGGS	10
KAREN J BRISTOL	10
CURTIS A BROMM & VICKI P BROMM	399
GARY A BROTT & MARGARET L BROTT	20
BERNARD F BROWN & JOYCE P BROWN	200
RUSSELL LEE BROWN & E JOANN	80
TOM R BRUCH & GARY R BRUCH	50
NANCY BRUINGTON	10
ARTHUR G BRUNIG	10
JOANN M BRUNIG	10
JAMES F BRYANT & LINDA K BRYANT	298
DALE CHRIS BUCKHAULTS	120
JOE V BUCKHAULTS CO A PARTNERSHIP	100
VIRGINIA C BUCKHAULTS CO A	100
TERRANCE BULLOCK & GERI L BULLOCK	150
KEN BUNA	134
MICHAEL BUNA	134
STEVEN BURBRIDGE	150
DAVID BURDINE & SHARON R BURDINE	100
ANN L BURFEIND & DONALD H	200
KATHLEEN P BURKETT & JOHN R	100
DORIS T BURNS	50
EUGENE C BURNHAM & MARTHA S	50
EUGENE C BURNHAM C/F DANIEL E	30
ROBERT BURNS & DORIS BURNS	100
ROBERT F BURNS JR & ANNABELLE F	100
THOMAS BURNS & PENELOPE R BURNS	30
DON BYERS	6,667
GERALD CALLAHAN & MAXINE CALLAHAN	30
CYNTHIA S CAMPBELL	10
GEORGE RAYMOND CAMPBELL	90
STEPHANY ANN CAMPBELL	130
CANACCORD CAPITAL CORPORATION	15,000
PREMIER CAPITAL INV CORP	292

PREMIER CAPITAL INVESTMENT GROUP	1,640
STEVEN CAPODICASA	2,857
J MAURICE CARDER	50
RICHARD A CARDENAS & AMBER A	10
BRIAN CAREY	667
BRIAN M CAREY	667
CARIBBEAN OVERSEAS INVESTMENT LTD	1,504,600
BILLY JOHN CARLTON & EILEEN HARRIET	80
BILLY JOHN CARLTON & ILEEN HARRIET	20
CURTIS N CARLSON	50
G GAIL CARLSON	250
KENNETH CARR & BARBARA CARR	40
BURYL W CARRINGER	50
JOANNE CARRINGER	20
ROBERT L CARROLL	40
MILFRED M CASNER	80
MILDRED M CASTINE	250
STEVEN B CATTS-TIPPIN & NANCY E	100
EDWARD E CAVANAUGH & ALATA M	10
CEDE & CO.	214,206
MARC CERNOVITCH	200
BROCK R CHAPMA	10
BUD L CHESS & BETTY M CHESS JTWROS	10
BILL CHIPPAS	2,000
ED CHYNOWETH	1,334
CRAIG LEO CLARK	375
EDWIN J CLAY & PEGGY J CLAY JTWROS	20
NBCN CLEARING INC FBO COLLIN	1,334
JOHN M CLEMENTE C/F MATTHEW G	10
COUGHLIN & CO INC	250
FARB & CO	140
LINCOLN TRUST CO C/F FBO BARNEY L	10
CLINTON C COLLINS & CARRIE B	10
CLINTON C COLLINS SR	30
SEVERINE COMBINING	10
KATHLEEN COMES	50
ROBERT COMES & KATHLEEN COMES	40
E SCOTT CONDREAY	10
JOHN D CONGER	200
CALIFORNIA STATE CONTROLLER ATTN.	980
CLYDE E COOK & GAYLE V COOK	200
GEORGE S COOK & THELMA COOK	30
ROLAND E COOK & CECIL FERN COOK	20
STANLEY S COOK & ETHEL T COOK	40
HAROLD COOPERMAN & MERRIAM	446
JACKIE C COOPER & MARY C COOPER	200
LEROY W CORBIN	500
REBECCA J CORY	50
BARNEY L COSNER	20
MARK COWAN	10
BYRON COX	1,637
DONALD R COX & JULIE A COX C/F	10
RUSSELL DAVID CRADDOCK	50

ALLEN D CROISSANT	150
KAREN CROWDER	10
GENE CRUIKSHANK C/F DAWN	50
ROBERT W CRUMP-BERTRAM	50
DANIEL CURTIS & PEGGY SUE CURTIS	20
DAN V CUTLER	10
ELLEN A CUTLER & DAN V CUTLER	10
DONALD J DALEY	10
RUSSELL G DAMAN	30
ADRIANNE DAMGAARD	4,000
HENRY A DAMKROGER	1,000
DOUGLAS DANFORTH	800
DAVID L DANIELSON & BONNIE P	10
LLOYD R DANIELSON & LENA V	50
TERRILL DANIELSON	250
JOHN L DAWSON & SHIRLEY E DAWSON	100
DALLAS J DE VRIES	168
JAMES DEGANHART & KIMBERLEE	10
THOMAS DEGANHART	40
JON DERKSEN & POLLY DERKSEN	10
D J DEVRIES & JUDITH DEVRIES JTWROS	150
HUSTON DICKERSON & JEWEL B	50
ROGER W DICKINSON	10
JOHN R DOLEZAL	10
JAMES L DONNELL C/F JAMES S	10
JAMES L DONNELL C/F JEFFREY L	10
BRUCE J DOUGLAS	40
ROBERT L DRAGE	90
SUSAN DRAGE	30
JOAN M DRISCOLL C/F JENNIFER M	10
JOAN M DRISCOLL C/F MATTHEW B	10
FRANCIS DUGGAN & BARBARA JOAN	40
JOHN V DUNCAN & DORIS M DUNCAN	10
MARILYN DUNLAP	60
WILLIAM DUNLAP	40
DONALD D EASTER & NETTA J EASTER	10
JEANETTE EGER	534
TERRY EGER	1,564
ALBERT A EHRLICK	20
DENNIS L EICHNER & RITA M EICHNER	10
KENNETH ERICKSON & CLARA ERICKSON	380
KURT I ESBENSON	50
WATSON REAL ESTATE PARTNERSHIP	20
GORDA ETTER	30
FACT CORPORATION	500,000
CHARLIE FAIRCHILD & ELIZABETH M	10
ELAINE FALES	267
JARED FALES	27
JENNIFER FALLOW	174
JOANNE K FARRELL C/F TRACI L	30
JOHN P FEIST	400
LYNDON J FERBER & ELLA DEANE	400
LORENZO FERRI	1,334

JOSEPH F FIGAL JR & TIM E FIGAL	100
REGINALD FIGAL	50
LYNN M FINK	100
ERIC R FINSTICK	200
IRENE FISHER	200
DANIEL J FLYNN	200
DANIEL T FLYNN	140
JENNIFER FLYNN	2,858
DANA LEE FOX	10
CURTIS G FRANSON & BETTY ANN	50
MICHAEL JAMES FRANCIS & JANET LEE	30
ELLESSA FRASURE	10
MELVIN FRASIER & MARILYN M FRASIER	600
ABE S FREDERICK	80
LYSLE L FREY	510
ALBERT J FRITZLER	40
BEVERLY ANN FRITZLER	10
BEVERLY A FRIZLER & LEON E FRIZLER	556
KENNETH A FRYE	20
AVIS FULLER	10
BERNARD GALUS	20
CHARLES M GARDA & JANICE L GARDA	160
BONNY J GEBOW & ELAINE F GEBOW	20
CHARLES G GILBERT	40
IVAN GILBAUGH & JOANNE L GILBAUGH	110
RICHARD E GILBERT & JACQUELYN L	20
GARY T GIVENS	25
SHELLY R GIVENS	25
DANIEL F GOCHENOUR	100
A B GOLD INTERNATIONAL LTD ETOLA	100
MICHAEL J GOLINVAUX & MARYANN B	10
MICHAEL J GOLINVAUX & STEVEN J LAW	100
BARBARA J GONZALES	110
VINCENT R GONZALES	110
TONY GORKOWSKI & TIM GORKOWSKI	40
CAROL FOX GOTHAM	30
WILLIAM K GRAMLICH & ARDYTH F	30
WILLIAM L GRAVES & LINDA A GRAVES	40
CHERYL L GREEN	50
DONALD A GREEN & SHIRLEY M GREEN	20
GARETT GREENE	200
SUSAN K GREEN	10
MAXIMILLIAN GRIESSER	1,000
WANDA W GROENENDALE & A J	10
ROBERT N GROSBOLL	70
ROBERT N GROSBOLL & JUDITH D	10
ROBERT N GROSBOLL C/F CHRISTOPHER	20
ROBERT N GROSBOLL C/F ERIC TODD	20
ROBERT N GROSBOLL C/F ROBERT	20
JEAN PETERS GROVE & THOMAS CLARK	20
JOSEPH L GUARINO & ANNE M GUARINO	50
HARLAN L GUNTHER	20
JAMES R HAHN & WILLMA J HAHN	40

BONNIE L HALL	200
H A HAMAN	10
LORETTA K HAMAN	10
JAMES R HAMIL	20
JOANN HANKS	10
KEVIN HANLY & TERESA HANLY JTWROS	80
BRUCE A HANSON & B BETH HANSON	200
KATHLEEN A HANSON C/F DARIN R	10
ROBERT R HANSON & B BETH HANSON	20
SUSAN A HANSON & B BETH HANSON	20
DANIEL F HARBOUR	50
JOHN HARDER	600
THOMAS HARKNESS C/F CHERYL M	100
THOMAS HARKNESS C/F GARY T	100
ARTHUR F HARMS & EDNA A HARMS	300
BRIAN HARMS	20
BRIAN HARMS & DONNA HARMS JTWROS	20
DANIEL HARMS	140
DANIEL HARMS & ORVIL HARMS	20
DANIEL HARMS & SCOTT DUGGAN	10
ORVIL HARMS & DONNA MAE HARMS	100
LANE E HART & KAREN L HART JTWROS	10
LESLIE HAWORTH	1,334
DONALD G HAYFORD	130
PATRICK E HEALEY	10
GREGORY D HEFFINGTON	50
JAMES F HEMKE	500
JAMES HEMKE & SHIRLEY HEMKE	1,000
SHIRLEY L HEMKE	500
RICHARD C HENNEKE & BARBARA T	70
BRENT HERNBLOOM & DEBBIE M	150
LESTER R HILDEBRAND & CYNTHIA S	10
MARTHA E HILDRETH	30
JAMES C HILL & MARIE J HILL JTWROS	250
EUGENE HODGSON	10,000
DOROTHY A HOFF & EARL E HOFF	50
GABE HOFFART	1,067
J CHRIS HOHWEILER & MARTHA	250
SOMMERSET HOLDING INC	1,334
LETA V HOLLEY	100
PAUL HOLM	2,000
BETTY L HOOT & PETER A MEYER	100
RICHARD HORNBECKER	100
RONALD E HORVATH & TERRANCE A	50
JOSEPH EDWARD HOVORKA	20
L ROBERT HOWARD & GRETCHEN B	10
ROSE HOWELL	6
HARRISON G HUGHES & ANNA LEE	10
ARDYS N HUMBERT & JOANNE D	50
EDNAH H ILLSLEY & NORMAN ILLSLEY	30
NORMA J INGRAHAM	20
AMERICAN INTERNATIONAL INVESTORS	4,000
BAHAMIAN OVERSEAS INVESTMENT	149,033

BAHAMIAN OVERSEAS INVESTMENTS LTD	15,901
CARIBBEAN OVERSEAS INVESTMENTS	9,600
CARLSON INVESTMENT & MANAGEMENT	100
DECA INVESTMENTS	50
JULIUS F JACK CURTIS	10
WELLS T JACKSON & JUDY G JACKSON	100
LISA JACOBSON	1,100,000
PIPER JAFFRAY & HOPWOOD CUST FBO	20
NORMAN P JAMES & CAROL M JAMES	20
SYLVIA JENSEN	300
BEN S JOHNSON C/F LORENA F	10
CLINT H JOHNSON PERS REP EST	10
G ARLAND JOHNSON & DEANNA	100
HELEN H JOHNSON	20
RICHARD C JOHNSON & MARLA J	20
ROBERT W JOHNSON	160
BEVERLY M JONES	20
WEBB JONES	20
CINDY L JORGENSON	20
JERRY W JOSH & SHELLY J JOSH	10
WILLIAM R JUDD & PATRICIA L JUDD	20
REX E JUNG	100
DONALD J KAISER	650
DONALD J KAISER & JOANN C KAISER	1,800
KIRAN KANCHANLAL	10
SANJAY KANCHANLAL	10
SHERMAN W KASTL & HELEN M KASTL	20
KURT KECHTER	80
ALVID H KEENER	50
PHILIP E KELSALL & EILEEN M KELSALL	40
ELAINE KENNEDY	1,334
ROBERT L KENNY	10
MARK R KEONTOPP	50
ROBERT E KERN & JUDITH M KERN	50
ROBERT E KERN C/F MICHAEL E KERN	50
JOHN P KIKER	30
ROBERT A KILBORN	10
LEONAL KILGORE	20
RICHARD E KIMMEL & FLORENCE E	60
ROBERT KINGINS	100
LYNN S KIRK	10
RAY D KIRK	20
JAMES E KLETT	10
PATTIE KLINGINSMITH & BEULAH	40
STANLEY KLINGINSMITH & BEULAH	100
DALE O KNUPPEL & AILEEN M KNUPPEL	50
DALE O KNUPPEL & DALE ROBERT	10
DALE O KNUPPEL & KIM LEE KNUPPEL	10
DALE O KNUPPEL & KIT DEE KNUPPLE	10
HARVEY A KOBOBEL & DARLENE	10
LISA L KOCH	9
PAUL KOCH & LISA KOCH JTWROS	60
WILLIAM R KOEHLER	40

RICHARD KOENTOPP	50
JOE KOERNER	15
GREGORY A KOWAL	15
VAN KRENING	10
HUBERT L KRUG	10
KENNETH L KUDRNA & BETTY L KUDRNA	50
LYNNE M KUKAS	30
LARRY E KUNTER & MARTHA J KUNTER	10
WILLIAM F LADAGE & L K LADAGE	30
WILLIAM F LADAGE & LILLIANNA K	150
WILLIAM LADAGE & LILLIAN LADAGE	150
JOHN LAGOURGUE	667
TIMOTHY TOBIAS LAHNERT & KRISTINA	20
EMMETT A LARKIN CO INC CUST FBO	850
LARRY L LARSEN	10
DWAYNE LASHYN	2,667
VICKI L LASKOWSKI & ERICH R	20
J E LAUDICK JR	40
STEVEN BANDT LAW & LINDA BANDT LAW	100
STEVEN J LAW	10
JACQUELINE E LAWSON & RONALD C	10
CHARLES L LAYHER & PAULA M LAYHER	50
EMERY G LEATHERS & RUTH W	10
GREGG A LEFSTAD	20
W F LEFTY MARTIN	200
KEITH LEHMAN	50
KEITH LEHMAN & BETSY LEHMAN	20
LESEL INTERNATIONAL INC	2,533,080
ROBERT E LEWIS	10
MILIRO SERVICES LIMITED	2,700
KENNETH L LINDBLAD & EILEEN L	40
DERYL E LING	50
H WAYNE LINTON & E SHIRLEY LINTON	20
ERNEST D LIPE SR & SHIRLEY ANN LIPE	20
DAN LOYD & DONNA LOYD JTWROS	100
JAMES E LOYD & LONNA J LOYD JTWROS	20
MICHAEL R LOYD & HELEN J LOYD	60
447017 BC LTD	15,913
586180 ALBERTA LTD	2,667
724500 ALBERTA LTD	667
DOUGLAS A LUDWIG	30
MARY K LUDWIG	20
EDWIN C LUECK	100
MARLIN G LUZE & ELEANORE N LUZE	50
GREGORY A MACEAU	10
RICHARD C MACK	100
JAMES MACKAY	300
MITCH MADDOX & CHERYL MADDOX	200
SAMUEL S MADRID & IRENE MADRID	30
KENNETH L MANNING & DAWN L	70
KENNETH L MANNING C/F EUGENE L	10
ROBERT MANTLE	78
BEN MARSHALL	2,050,000

MICHAEL J MARSHALL & KELLY S	50
DAVID B MARTZ & KAREN M MARTZ	20
KENNETH BILL MARTIN	50
ROBERT N MARTZ & PATRICIA M MARTZ	20
ROBERT O MARTIN	280
STEPHEN W MARTIN & PHILIP J MARTIN &	100
LOUIS R MARVIN SR & SOPHIA J MARVIN	400
GEORGE ROBERT MATTESON	50
ROSELLEN MATZ	10
GLENDA MCCALL	200
MICHAEL S MCCARTNEY & GAYLE C	20
TOM MCCALL	316
GRANT W MCCORMICK & NORMA G	10
MAYNARD C MCCORMICK JR	100
NORMA JEAN MCCORMICK	100
JAMES E MCCRAY	350
RICHARD A MCCREERY DO PC PROFIT	200
MARION S MCDORMAN & REINHILDE M	10
MARJORIE E MCELROY	100
GARY K MCFARLANE	50
ELVIN L MCKEE	100
FERN MCMILLAN	267
JAMES MCNEAL	350
KURT METCALF	300
W JAMES METZ	100
GRANT W MIDCAP	10
JOSEPH MIKITA & JOYCE E MIKITA	250
DAVID C MILES & DENISE D MILES	50
NANCY R MILES & DONALD S MILES	50
DURWOOD D MILLER	20
HOWARD J MILLER	10
SANDRA JO MILLER	10
MARGERY A MOELLER & WAYNE L	10
LENAE B MOORE	100
NADINE MOORHEAD	108
RALPH W MOORE	100
WARREN E MOORE & ELAINE J MOORE	10
SIDNEY A MOREHOUSE & JANET	20
BRENDA MORGENSON	100
J DONALD MORGAN & MAJEL H MORGAN	200
LORINE K MORGAN	340
JAMES M MORRIS	32
LESTER D MUELLER & KAREN A MUELLER	100
EDGAR T MUNSON JR & F MARTHA E	20
MARILYN MURPHY	12,000
ROBERT B MURRAY & MARGARET E	50
P CRAIG MUSGRAVE	1,400
GERALD NEILON	50
MARVIN D NESS	60
BARBARA A NEWCOMB	50
MICHAEL NEWMAN	10
DELORES NEWPORT	20
PAUL A NEWTON	600

MARK E NICHOLS	20
CARL C NIELSON & JOHNSIE B NIELSON	630
LARRY H NIELSON	40
GARY E NORDICK & SHARON K NORDICK	100
DENNIS NORMAN C/F BRYAN NORMAN	50
MARK NORTHOVER	225
SUSAN K NOVY	10
OCEAN EXPLORATION LTD	2,000,000
SANDRA L ODONNELL & PATRICK	200
ROBERT E OLIVER & LAURA M OLIVER	10
DAVID R OLSON C/F COLIN C OLSON	10
DENNIS E OLSON	20
LENORE R OLSON & DAVID R OLSON	20
LENORE R OLSON C/F DAMON R OLSON	10
RANDY M OLSON	20
RANDY M OLSON & PAM S OLSON	50
MICHAEL OMALLEY & KATHLEEN M	40
JAMES E PACE	20
WALLACE N PAGE & MILDRED S PAGE	50
RICHARD PAJANEN & IRENE PAJANEN	40
DOUG PARKIN	400
RICHARD J PATTON & MARGARET A	10
ROBERT ALLEN PATTERSON	24
GAYLE E PAYNE	40
KEN PEARSON	8,585,814
JOSEPH E PEPPERS	90
JOHN L PERNA & CAROLYN M PERNA	30
RUPERT A L PERRIN	1,755
C M PETERSON & JOYCE PETERSON	400
RICHARD M PETERSON & PHYLLIS J	50
WILLIAM H PETRIE & GEORGIA S PETRIE	20
CAROL PHILLIPSON	20
DAVID LEE PICKERING	10
JOSEPH J PIEK	50
DAVID M PIHL & PEGGY ANN PIHL	100
GORDON PINE	15
RUSSELL W PLANK	140
CARL W PLEHATY III	500
HARLEY M PRICE	1,000
RICHARD D PRICE	80
FRED ALEXANDER PROFESSIONAL CORP	1,334
MARY DOROTHY PUGLISI AS TRUSTEE	150
PETER J PUGLISI	100
DONNA E PURSLEY TTEE DONNA E	40
J KEVIN QUINN	50
MARY LOUISE QUINN	20
MARY LOUISE QUINN & JOHN QUINN	50
RICHARD RADKE & KAROLYN RADKE	10
WILLIAM D RASMUSSEN	10
DAVID REED	100
JAMES A REEVES	50
PRINCETON RESEARCH INC	31,000
ARVEN DYKINS REYNOLDS & BARBARA	120

RAND REYNOLDS & ARVEN DYKINS &	10
LESLIE C RHODES & FRANCES RHODES	20
JOHN T RICHARDS & A JEAN RICHARDS	10
OLIVER A RICHARDSON	10
GRANT RITCHIE	1,600
JAY S ROBERTS & DEBRA J ROBERTS	20
MARVIN ROBERTS	20
RUSSELL ROBERTS	2,000
GERALD A ROBINSON	50
ROBIN ROBINSON	30
JIM ROCHE & BARB ROCHE JTWROS	20
LAVERN K ROGOWSKI & CATHERINE A	20
JO ANN ROHN	20
WALTER ROMANCHUK	1,600
OPAL L ROSENBACH	850
RACHEL ROSENBERG	100
THOMAS ROSENDAHL & PATRICIA	250
ADAM ROSKOP & KATHY ROSKOP C/F	10
ADAM ROSKOP & KATHY ROSKOP C/F	10
ADAM ROSKOP & KATHY ROSKOP	10
KATHY ROSKOP & ADAM ROSKOP C/F	10
HAROLD H ROTH	10
ARMON FRANK RUCKER	100
MARY ANNA RUCKER	100
JAMES B RUSSELL & JOYCE E RUSSELL	500
LORI RUYBOL	10
RONALD L SAMMONS	20
JOHN W SAMPLES & BETTY MAE D	20
IRA A SANDERS	50
STEPHEN W SANDS & COLETTE	20
HELEN SCHAFER	50
ARNIE L SCHENCK & MARILYN J	50
STEVEN SCHECHTER	2,858
ELMER H SCHILDMEIER TRUST FUND	10
ELIZABETH SCHLECHT	200
LEONARD P SCHMITT & ANN F SCHMITT	80
DONALD J SCHNEIDER	250
VERNON R SCHOEP	80
MICHAEL SCHRUM	10
JAMES L SCHULTZ	60
JIM SCHUMACHER & MARY KAY	120
RICHARD E SCHWEGER & MARJORIE A	400
FRANK D SCOTTO	20
WILLARD SCOTT & VIRGINIA SCOTT	10
JAMES R SCOVILLE & NORMA I SCOVILLE	20
RAYNO SEASER	10
STELLA SEE	50
GRETCHEN L SENDEK	30
JAMES E SENDEK	30
GAYLA SESSIONS	200
RAY E SESSIONS	1,120
RAY E SESSIONS & GAYLA SESSIONS	300
SEVEN SEAS ENTERPRISES LTD	3,551,000

ROBERT L SEYMOUR	60
DANIEL S SHAVER & JANET P SHAVER	10
ELMER W SHAW	10
MILE HIGH SHEEP COMPANY PROFIT	400
DEAN SHERMAN & MELANIE SHERMAN	20
DONALD E SHIELDS TTEE UA DTD DEC	375
ROBERT N SHILLING & SHARON	60
ROBERT J SHOATES	20
STEPHEN A SKAER	19
RAYMOND M SLAUSON & ALBERTA M	10
M E SMEDSRUD	100
DAVID M SMITH	30
HAROLD E SMITH & ARLENE L SMITH	100
JOHN D SMITH & JEANNE M SMITH	50
N. DESMOND SMITH	24,000
DAN SNIFF	60
WILLY F SNIFF	10
KOBOBEL & SONS	10
GLEN D SORTER & CATHY J SORTER	24
GLENN D SORTER & CATHERINE J	16
JOHN R SOUDERS & CORA W SHERMAN	10
SOLUTION SOURCE INC	10
D A SPAULDING & ALICE SPAULDING	10
ALICE SPEAR	40
WILLIAM A SPEAR & ALICE J SPEAR	844
MICHAEL F SPERA	300
NEIL G SPONSEL	50
RICHARD J SPONSEL	50
RODNEY M STAIR	10
FRANCES L STANLEY	100
MARTHA STANDER	10
ALLISON STEPHANSON	4,000
JEANNE M STEVENS	20
SIRI M STEVENS	10
STEWART D STEVENS & WILMA J	300
THOMAS H STEVENS & ALETA STEPHENS	600
CHARLES M STRONG	150
RANDALL STROHMAN	50
DALE B STUART & MARIE M STUART	250
SUNNYBANK INVESTMENTS LTD	500,000
JOHN W SZRETTER III & DANA L	200
KEITH TAYLOR & CAROLYN M TAYLOR	200
MAURINE P TEEGARDEN	10
MILDRED P TEIGLER	10
PAUL D TELLEEN	50
ROBERT J TELLO & REBECCA S TELLO	60
ROBYNN S TELLO	20
LINDA J THOMAS	10
MAX L THOMAS EDITH D THOMAS	100
SANDRA R THOMAS	20
STEVEN L THOMPSON	80
LARRY TOOVEY NORMAN TOOVEY TEN	2,000
GREAT MUGHAL TRADE ASSOCIATES LTD	15,000

JOSEPH TRAHAN	230
KARIN J TRAHAN	10
JANE M TROLLER	50
WILLIAM F TROSTLE & FLORENCE D	100
JACOB E TRUJILLO & PATRICIA P	10
LINCOLN TRUST CO C/F FBO DANIEL	50
LINCOLN TRUST CO C/F FBO DAVID I	200
LINCOLN TRUST CO C/F FBO JAMES R	10
LINCOLN TRUST CO C/F FBO JEFFREY W	10
LINCOLN TRUST CO CUST FBO DALE N	20
LINCOLN TRUST CO CUST FBO DANIEL	70
LINCOLN TRUST CO CUST FBO	10
LINCOLN TRUST CO CUST FBO LARRY F	10
LINCOLN TRUST CO CUST FBO NEAL	10
LINCOLN TRUST CO CUST FBO RICHARD	80
LINCOLN TRUST CO CUST FBO RICHARD	20
ROBERT D TSCHIRKI	500
DOROTHY LINBERG TTEE LINBERG LIV	50
GEORGE W TUCKER & NADINE TUCKER	40
LINDA D UEHLING	30
SUSAN I UFFENS	200
JULIUS G UHRLAUB JR & FRANCES E	50
DON UNGER	80
JAMES E VACCA & JOAN M VACCA	10
ANDREW E VALDEZ & MAVI GINA VALDEZ	20
ANDREW J VALDEZ	100
DOROTHY M VALDEZ	20
MANUAL A VALDEZ	50
MANUEL A VALDEZ & ORIE LEE VALDEZ	10
MAX J VALDEZ & DOROTHY M VALDEZ	750
ROBERT J VALDEZ	1,020
WILLIAM L VALDEZ	520
ELDON J VALLE	40
PETER VANZET & MARGARET L VANZET	500
WILLIAM G VASKE	298
DALE C VEDEN	30
FIRST AMERICAN VENTURES INC	50,000
ANTHONY D VERRICO	30
DAVID G VIEGUT	100
KIRK M VIGIL	20
RONALD ADRIAN VIGIL	50
ALLENE FAYE VINCENT	20
PATRICIA A VINCENT	10
JERALD H VOLIN & MARILYN R VOLIN	665
JUDITH DE VRIES	200
HASKELL H WALKER	20
STEPHEN J WALLNER & BARBARA K	10
FLOYD H WALTER & RUTH A WALTER	40
IRENE E WARNER	20
BILLY G WATSON JR	20
MIKEL F WAY	20
KEITH WEGNER & KATHERINE R	10
JOHN E WEITZEL & DOROTHY E WEITZEL	10

LARRY L WEITZEL & KERRIE G WEITZEL	50
CRAIG A WERNER & BRENDA WERNER	10
DALLAS WERNER & LISA WERNER	10
JANE D WEST & CHRISTINA SEESE	50
STEVEN C WESTOVER	10
BARBARA E WETZEL	120
RALPH W WHITE & CONNIE L WHITE	250
WILLIAM R WHITE	140
RICHARD W WILHELM JR & JUDY K	20
ART WILLMS	667
ROBERT T WILSON	35
MARY WINS	16
CAROLINE WINSOR	2,000
CLYDE N WITTIG & ROSE E WITTIG	100
JOYCE D WOMMACK	10
JAMES F WOODARD & MAXINE E	20
KERRI WOTTON	267
WILLIAM WUERZ & CAROLE WUERZ	50
GEORGE L YAKKEL & GERALDINE D	350
THOM T YANARI	120
THOMAS T YANARI & BARBARA R YANARI	120
CHUNG S YUE	6,667
AMY K ZIMPFER	50
GABOR ZINNER	385
TOTAL	34,810,814

SCHEDULE “B”

Form of KCP Amalgamation Resolution

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.

The amalgamation of Capital Reserve Canada Projects Ltd (“Newco”) and KCP Innovative Services Inc.(“KCP”) (the “Amalgamation”) as provided for in and subject to the terms and conditions set forth in the amalgamation agreement (the “Amalgamation Agreement”) dated as of December 1, 2005 among Capital Reserve Canada Ltd. (“CRC”), Newco and KCP, is hereby approved and authorized, with discretion to modify the terms of the transaction provided that such terms are not material at any time prior to the completion thereof, all as more particularly described in the joint management proxy and information circular of KCP dated December 22, 2005 (the “Circular”).

2.

The Amalgamation Agreement, substantially in the form attached to the Circular as Schedule 1, be and is hereby approved and authorized.

3.

Notwithstanding that this resolution has been passed (and the Amalgamation Agreement and the Amalgamation adopted) by the registered holders of Common Shares in the capital of KCP (“KCP Shareholders”), the directors of KCP are hereby authorized and empowered without further notice to or approval of the KCP Shareholders (i) to amend the Amalgamation Agreement to the extent permitted by the Amalgamation Agreement, and (ii) subject to the terms and conditions of the Amalgamation Agreement, not to proceed with the Amalgamation.

4.

Any director or officer of KCP be, and such director or officer of KCP hereby is, authorized, instructed and empowered, acting for, in the name of and on behalf of KCP, to do or to cause to be done all such other acts and things in the opinion of such director or officer of KCP as may be necessary or desirable in order to fulfill the intent of this resolution and the matters authorized hereby.

SCHEDULE “C”

KCP SHAREHOLDERS

FULL NAME	NUMBER OF ISSUED COMMON SHARES
Capital Reserve Canada Projects Ltd.	17,335,814
Hughes, Brian	550,000
Klassen, Darryl	425,000
Jacobson, Lisa	100,000
Aarbo Ranching Ltd	70,000
Achen, Dwayne	22,222
Anderson, Gordon	22,222
Barnes, Denise	22,222
Biegel, Gerard	22,222
Blaney, Darren	150,000
Boisvert, Lamar & Janet	22,222
Boland, Ignace F.	11,111
Boone, Rodney	11,111
Bossio, Louie & Sandra	22,400
Bouchard, Carol & Robert	11,111
B-Plus Exteriors Ltd.	11,111
Buryn, Lorne	22,222
Bruens, George and Karen	22,222
Champagne, Roger	11,111
Chesterton, Paul Anthony	22,222
Chissell, Ernie	44,444
Cimino, Lino	16,666
Clark, Kevin	90,000
Cobler, Dale & Katherine	44,444
Code, Frederic Thomas	20,000
Com-D Holdings Ltd	44,444
Cook, Graham	22,400
Cook, Graham	12,666
Cruthers, Gary	11,111
D.Corp Inc	44,444
Deca Development	11,200
Decker, Susan & Philip	22,222
Dodsworth, Judy	16,750
Duncan, Angie	11,111
Eckhard, Rainier	22,222
Fahlen, John	20,000
Fandrick, Eldon	11,111
Fandrick, Edward	22,222
Filice, Joe	11,111
Five M Investments	11,200
Fletcher, Anne	51,110
Fletcher, Anne	55,556
Forsyth,Diane & Evan	22,222
Foulkes, Michael	22,222
Fox, James	22,222

Fraser, William & Violet	22,222
Froggatt, Edwin James	22,222
Ghiloni, Raymond	72,888
Ghiloni, Raymond	44,444
Ghiloni, Greg	10,000
Gilroy, Gerry	111,111
Global Petroleum	41,666
Green, Alvin	30,000
Grumetza, Miles & Maretta	22,400
Guthrie, Laurie	34,000
Gyte Marilyn & Dale	11,111
Hansen, Heather	11,000
Hansen, Dean & Susan	16,500
Heffner, Robert	20,000
Helgesen, Diana	75,000
Helgesen, Diana	100,000
Helgesen, Thomas	25,000
Hritzuk Welding Ltd	44,444
Iwaschuk, Wayne & Ivette	33,333
Iwaschuk, Don & Marlene	11,111
Iwaschuk, Wayne & Ivette	11,200
James Jenner Professional Corp	23,000
Kennedy, Dwight	45,000
Kennedy, Dwight	45,000
Kneteman, Robert Murray	20,000
Kohnen, Raymond J	44,500
Kroll, Maureen & Richard	11,200
Kuntz, Thomas	50,000
Kuzyk, William	22,222
Labrie, Marlene	11,111
Lake, David	25,000
LeBlanc, Victor	23,000
Low, John	22,400
Ma, Frank	22,222
Machan, Shirley	44,444
McEvoy, Andrew	22,400
Mercer, Ken	50,000
Mercier, Faye Malvena	25,000
Mercier, Leon	25,000
Mercier, Claire	22,222
Mereniuk Family Trust	10,000
Midgley, Darrell	11,112
Milner, Ron	22,400
Milner, Ron	22,400
National Home Warranty Program	111,111
Neil Ramsay Professinal Corp	50,000
Ramsay, Brenda	50,000
Neufield, Dr. Jim	22,222
Olmstead, Jim	111,111
Piquette, Ray	22,222
Piquette, Ray	11,111

Porozni, Robert	44,444
Radies, Jim	44,444
Read, Michael	13,000
Read, Michael	16,000
Remier, Daniel	22,222
Rennick, Theresa	11,111
Rogers, Jonathon	12,000
Saunders, Richard	45,000
Scanga, Dante	20,000
Schacher, Arlee	22,222
Seehagel, Tim	10,000
Semeniuk , Richard	66,666
Seto, Paul	22,222
Share Club c/o Judy Dodsworth	11,200
Stallnecht, Paul	22,222
Sveinsson , Del	22,222
Svenningsen, Trent	22,222
Switzer, Harold	11,200
Sych S.	12,000
Trefanenko, John	44,444
Turris, Eugene A & Darlene M	22,222
Turris/Yen , Gary A & Charlotte	22,222
Voth, Gerald	50,000
Wanchulak, Clarence & Colleen	68,700
Wanchulak, Clarence	5,000
Wanchulak, Clarence	11,200
Wanita Maurice&Darrell Newby	11,111
Westrop, Shane Robert	5,000
Wild West Exchange (2003) c/o Jim Olmstead	22,222
James & Charlotte Wincherauk/Saunders	22,222
Wooders, Jack	12,000
Woodruff, Ramona	31,111
Zablocki, Michael & Donna	22,222
Zewellger, Ron	11,111
Zellweger, Denise	11,111
Zerbin, Edward	11,112
22,170,114

SCHEDULE “D”

MATERIAL CONTRACTS OF KCP

1.  The Amalgamation Agreement dated December 1st, 2005

2.  The Zone Acquisition dated June 11th, 2004

3.  The PID Acquisition dated Janauary 1st, 2004

4.  The Share Exchange Agreement dated August 8, 2005

5.  Management contracts for Mr. Baker and Ms. Harris

1.

Employment contract with Ken Pearson

2.

Loan Agreement in the face amount of $211,750.00 dated February 18, 2005

3.

Loan Agreement in the face amount of $211,750.00 dated March 29, 2005

SCHEDULE “E”

KCP INTELLECTUAL PROPERTY RIGHTS

KCP has Intellectual Property Rights to its:

1.

PID Technology & Methodologies

2.

Injection Technology

3.

Vent Gas Analyzer

4.

Electronic Shut-In Tool

SCHEDULE “F”

MATERIAL CONTRACTS OF CRC AND NEWCO

1.  Convertible Loan agreement in the principal amount of $212,892 as of November 27, 2005

SCHEDULE “G”

POST TRANSACTION CAPITALIZATION OF CRC AND NEWCO

Capital Canada  Capitalization - Shares:

39,645,114 Class A Common Shares

Capital Canada Capitalization - Warrants:

None

Capital Projects  Capitalization - Shares:

22,170,214 Common Shares

Capital Projects Capitalization - Warrants:

None

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF MEMBERS OF KCP INNOVATIVE SERVICES INC.  (the "Company")

TO BE HELD AT:  4304-74 Avenue, Edmonton, Alberta, T6B 2K3

ON  Thursday, January 12, 2006, AT 10:00 A.M. (MST)

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Don Getty, a Director of the Company, or failing this person, James Baker, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

		For	Against
1.	To determine the number of Directors at four (4).

		For	Withhold
2.	To elect as Director, Donald Getty
3.	To elect as Director, James Baker
4.	To elect as Director, Ken Pearson
5.	To elect as Director, Robert Hawkes
6.	To authorize the Board to select and appoint the auditor of the Company for the ensuing year.

		For	Against
7.

To approve as a special resolution, the amalgamation with CRCP allowing for an exchange of one CRC share for each Company share, as more particularly described in the accompanying information circular.

8.	To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by the Company.

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

1.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)

appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

1.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received by KCP at 4304-74 Ave., Edmonton, Alberta, T6B 2K3 or via facsimile to 1-780-428-6042 no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.